                                                                EXHIBIT 16(C)(6)

                       Exhibit 16(C)(6) October 18, 2001
                    BCTI Special Committee Meeting Materials

Introductory Note: The analyses contained in this exhibit being filed in accordance with the requirements of the Securities Exchange Act of 1934. However, in considering such analyses, the reader should be aware that such analyses were, at the time they were delivered, preliminary an incomplete and cannot be relied upon. See the Proxy Statement filed as Exhibit A to the
Schedule 13E-3 with which this exhibit is being filed.

Portions of this exhibit marked by "*" have been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

Comparable Company Analysis - Implied Value - BCT International
($ in thousands, except per share)

                                                         Earnings                                           Revenue
                                              --------------------------------                 ---------------------------------
                                               LTM    Est CFY (1)  Est NFY (1)  Common Equity    LTM    Est CFY (1)  Est NFY (1)
                                              ------  -----------  -----------  -------------  -------  -----------  -----------
BCT International                             $   98    $  519       $  371        $14,540     $18,377    $17,726      $16,610
--------------------------------------------------------------------------------------------------------------------------------

Comparable Companies Multiples

   High                                         12.4x     11.6x        10.5x           0.8x        0.7x       0.7x         0.7x
   Mean                                         10.4      11.6         10.5            0.6         0.4        0.6          0.5
   Median                                       10.4      11.6         10.5            0.6         0.4        0.6          0.5
   Low                                          10.4      11.6         10.5            0.3         0.0        0.5          0.4

Implied Range of Enterprise Value

   High                                           na        na           na             na     $13,277    $12,915      $11,749
   Mean                                           na        na           na             na       6,994     11,149        8,946
   Median                                         na        na           na             na       6,986     11,149        8,946
   Low                                            na        na           na             na         843      9,382        6,142

Implied Range of Market Value (2)

   High                                       $1,210    $6,005       $3,898        $11,884     $18,987    $18,625      $17,459
   Mean                                        1,022     6,005        3,898          8,673      12,704     16,859       14,656
   Median                                      1,022     6,005        3,898          8,716      12,696     16,859       14,656
   Low                                         1,022     6,005        3,898          4,261       6,553     15,092       11,852

Implied Range of Market Value Per Share (3)

   High                                       $ 0.21    $ 1.03       $ 0.67        $  2.03     $  3.25    $  3.19      $  2.99
   Mean                                         0.17      1.03         0.67           1.48        2.17       2.89         2.51
   Median                                       0.17      1.03         0.67           1.49        2.17       2.89         2.51
   Low                                          0.17      1.03         0.67           0.73        1.12       2.58         2.03

-------------------------------------------------------------------------------------------------------------------------------

                                                        LTM May 01
                                              -------------------------------
                                               EBIT     EBITDA   Total Assets
                                              ------   -------   ------------
BCT International                             $  388   $   630     $16,156
-----------------------------------------------------------------------------

Comparable Companies Multiples

   High                                         10.9x      8.7x        0.7x
   Mean                                          7.0       4.9         0.4
   Median                                        9.2       5.2         0.5
   Low                                           0.9       0.7         0.1

Implied Range of Enterprise Value

   High                                       $4,220   $ 5,458     $11,805
   Mean                                        2,712     3,067       6,925
   Median                                      3,563     3,303       8,191
   Low                                           351       439       1,531

Implied Range of Market Value (2)

   High                                       $9,930   $11,168     $17,515
   Mean                                        8,422     8,777      12,635
   Median                                      9,273     9,013      13,901
   Low                                         6,061     6,149       7,241

Implied Range of Market Value Per Share (3)

   High                                       $ 1.70   $  1.91     $  3.00
   Mean                                         1.44      1.50        2.16
   Median                                       1.59      1.54        2.38
   Low                                          1.04      1.05        1.24

-----------------------------------------------------------------------------

----------
(1)  Estimates have been derived from Company Projections and Management.
(2)  Assumes Net Debt of ($5,710) [See Company DCF Analysis for calculation].
(3)  Assumes 5,843 shares outstanding.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Valuation Multiples - BCT International

($ in thousands, except per share data)

                                                                                         Market Value as a Multiple of
                                                                             ----------------------------------------------------
                                    % Below/Above                                        EPS
                      Stock Price       52-week       Market    Enterprise   -------------------------------   Common   Net Tang.
       Company          9-Oct-01       High-Low       Value      Value (1)    LTM    Est CFY(2)   Est NFY(2)   Equity   Common Eq
-------------------   -----------   --------------   --------   ----------   -----   ----------   ----------   ------   ---------
Consolidated
   Graphics, Inc        $18.280     17.3% -   92.4%  $239,468    $487,207    12.4x      11.6x        10.5x       0.8x      2.6x

Geographics, Inc.         0.070     84.1% -   27.3%     2,674      13,056      na         na           na        0.5       1.2

IPI Inc                   3.940     28.4% -   91.0%    19,148     (11,343)     na         na           na        0.6       0.7

Impreso, Inc              2.010     50.9% - 1240.0%    10,613      34,328    11.2         na           na        0.7       0.7

iPrint Technologies       0.190     93.8% -   18.8%     5,738       5,754      na         na           na        0.3       0.3

Paris Corporation         2.800     24.3% -   60.0%     9,156       1,983     7.8         na           na        0.6       0.6

                                                                    -----------------------------------------------------------
                                                                    High     12.4x      11.6x        10.5x       0.8x      2.6x
                                                                    Mean     10.4       11.6         10.5        0.6       1.0
                                                                    Median   10.4       11.6         10.5        0.6       0.7
                                                                    Low      10.4       11.6         10.5        0.3       0.3
                                                                    -----------------------------------------------------------

BCT International       $ 0.780     59.8% -   36.8%  $  4,546    $  1,656      na         na           na        0.3x      0.3x

                                 Enterprise Value as a Multiple of
                      -------------------------------------------------------
                                 Revenue                                          5 Year
                      ------------------------------    LTM     LTM             EPS Growth
       Company         LTM   Est CFY(2)   Est NFY(2)   EBIT   EBITDA   Assets   Proj. (2)
-------------------   ----   -----------------------   ----   ------   ------   ----------
Consolidated
   Graphics, Inc       0.7x     0.7x         0.7x      9.2x     5.2x     0.7x       15.0%

Geographics, Inc.      0.4       na           na         na      na      0.5          na

IPI Inc                 na       na           na         na      na       na          na

Impreso, Inc           0.4       na           na       10.9     8.7      0.6          na

iPrint Technologies    0.4      0.5          0.4         na      na      0.2          na

Paris Corporation      0.0       na           na        0.9     0.7      0.1          na

                      --------------------------------------------------------------------
                       0.7x     0.7x         0.7x      10.9x    8.7x     0.7x       15.0%
                       0.4      0.6          0.5        7.0     4.9      0.4        15.0%
                       0.4      0.6          0.5        9.2     5.2      0.5        15.0%
                       0.0      0.5          0.4        0.9     0.7      0.1        15.0%
                      --------------------------------------------------------------------

BCT International      0.1x      na           na         na      na      0.1x         na

----------
(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.
(2) Sources of estimates: I/B/E/S and other various securities analysts' estimates and reports.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Margin and Other Analyses - BCT International

($ in thousands)

                                                                             LTM (1)
                                      -----------------------------------------------------------------------------------------
                                                                 as Percentage of Revenue                       Return on
                                                 --------------------------------------------------------   -------------------
                                                  Gross             Operating                        Net    Average    Average
       Company               Ticker    Revenue   Margin   S G & A     Margin     EBITDA    EBIT    Income    Assets   Common Eq
--------------------------   ------   --------   ------   -------   ---------   -------   ------   ------   -------   ---------
Consolidated Graphics, Inc   CGX      $674,345    27.2%     18.4%       7.8%      13.8%      7.9%     2.8%     2.9%       6.6%

Geographics, Inc.            GGIT       35,922    12.3%     25.8%     -13.4%      -7.7%    -13.5%   -16.7%   -22.6%    -110.9%

IPI Inc                      IDH         8,518    79.2%     75.7%      -9.6%      -3.7%     -9.6%    -7.0%    -1.8%      -2.4%

Impreso, Inc                 ZCOM       87,820    11.8%      8.4%       3.4%       4.5%      3.6%     1.1%     1.9%       6.7%

iPrint Technologies          IPRT       15,137    33.4%    157.4%    -169.1%    -128.5%   -155.1%  -155.1%   -79.2%     -97.0%

Paris Corporation            PBFI       43,232    12.7%      9.8%       2.9%       6.6%      5.1%     2.7%     5.8%       7.8%

                             --------------------------------------------------------------------------------------------------
                             High     $674,345    79.2%    157.4%       7.8%      13.8%      7.9%     2.8%     5.8%       7.8%
                             Mean      144,162    29.4%     49.3%     -29.7%     -19.2%    -26.9%   -28.7%   -15.5%     -31.5%
                             Median     39,577    20.0%     22.1%      -3.4%       0.4%     -3.0%    -3.0%     0.0%       2.1%
                             Low         8,518    11.8%      8.4%    -169.1%    -128.5%   -155.1%  -155.1%   -79.2%    -110.9%
                             --------------------------------------------------------------------------------------------------

BCT International            BCTI     $ 18,377    38.8%     38.9%      -1.4%      -0.1%     -1.4%     0.5%     0.6%       0.7%

                                                                             as of Latest Available Filing
                             ------------------------------------   -----------------------------------------------
                                Accts                     Days                  Total Debt     Total Debt   Latest FY
                             Receivable   Inventory      Sales      Current     to Total           to        Revenue
       Company                Turnover    Turnover    Outstanding    Ratio    Capitalization     EBITDA       Growth
--------------------------   ----------   ---------   -----------   -------   --------------   ----------   ---------
Consolidated Graphics, Inc       5.8x      15.43x         63.3        2.1          46.4%         2.7x          9.4%

Geographics, Inc.                5.6        4.53x         65.0        0.7          67.4%           na         34.3%

IPI Inc                          6.3        8.10x         58.0        4.3           0.2%           na         -9.6%

Impreso, Inc                     8.9        2.68x         41.0        1.3          62.7%         6.0x         20.5%

iPrint Technologies              9.8          na          37.4        3.5           0.1%           na        424.2%

Paris Corporation                8.0        9.80x         45.7        3.5           8.2%         0.5x         21.4%

                             ----------------------------------------------------------------------------------------
                                 9.8x       15.4x         65.0        4.3          67.4%         6.0x        424.2%
                                 7.4         8.1          51.7        2.6          30.8%         3.1          83.4%
                                 7.1         8.1          51.9        2.8          27.3%         2.7          20.9%
                                 5.6         2.7          37.4        0.7           0.1%         0.5          -9.6%
                             ----------------------------------------------------------------------------------------

BCT International                6.6x       4.76x         55.7        7.4           1.9%          na          -1.4%

----------
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Income Statement Overview - BCT International

($ in thousands, except per share data)

                                    Revenue              EBITDA (1)            EBIT (1)            Net Income (1)
                             ---------------------   -------------------   --------------------   --------------------
                                           Latest                Latest                 Latest                Latest
         Company                LTM         10-K         LTM      10-K        LTM        10-K       LTM        10-K
--------------------------   ----------   --------   --------   --------   ---------   --------   --------   ---------
Consolidated Graphics, Inc    $674,345    $683,396   $ 92,918   $ 97,063   $ 53,052    $ 58,280   $ 19,155   $ 22,111

Geographics, Inc.               35,922      36,602     (2,783)    (2,064)    (4,862)     (3,863)    (6,002)    (5,007)

IPI Inc                          8,518       9,294       (317)       330       (818)       (204)      (595)      (192)

Impreso, Inc                    87,820      74,118      3,962      3,481      3,156       2,792        934        931

iPrint Technologies             15,137      17,069    (19,448)   (32,017)   (23,476)    (35,975)   (23,476)   (35,975)

Paris Corporation               43,232      43,011      2,847      1,991      2,191       1,263      1,166        663

                    --------------------------------------------------------------------------------------------------
                    High      $674,345    $683,396   $ 92,918   $ 97,063   $ 53,052    $ 58,280   $ 19,155   $ 22,111
                    Mean       144,162     143,915     12,863     11,464      4,874       3,716     (1,470)    (2,912)
                    Median      39,577      39,807      1,265      1,161        687         530        170        235
                    Low          8,518       9,294    (19,448)   (32,017)   (23,476)    (35,975)   (23,476)   (35,975)
                    --------------------------------------------------------------------------------------------------

BCT International             $ 18,377    $ 19,048   $    (20)  $    988   $   (265)   $    756   $     98   $    664

                                EPS (1)
                             ---------------     Latest     Latest
                                      Latest   Available   Available
         Company              LTM      10-K      10-Q        10-K
--------------------------   ------   ------   ---------   ---------
Consolidated Graphics, Inc   $ 1.48   $ 1.68   30-Jun-01   31-Mar-01
Geographics, Inc.             (0.17)   (0.14)  30-Jun-01   31-Mar-01
IPI Inc                       (0.13)   (0.04)  31-May-01   30-Nov-00
Impreso, Inc                   0.18     0.18   31-May-01   31-Aug-00
iPrint Technologies           (0.71)   (1.39)  30-Jun-01   31-Dec-00
Paris Corporation              0.36     0.21   30-Jun-01   30-Sep-00

                    ------------------------
                    High     $ 1.48   $ 1.68
                    Mean       0.17     0.08
                    Median     0.03     0.07
                    Low       (0.71)   (1.39)
                    ------------------------

BCT International                na   $ 0.13   31-Aug-01   28-Feb-01

----------
(1) May exclude special items, such as extraordinary and non-recurring expenses.

See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Balance Sheet Overview - BCT International ($ in thousands)

                                                               As of Latest Available Filing
                             -------------------------------------------------------------------------------------------------
                             Cash, Equivalents     Accounts                Total Current               Intangibles,    Total
          Company               & Mrkt Sec       Receivables   Inventory       Assets      PPE, net        net         Assets
--------------------------   -----------------   -----------   ---------   -------------   ---------   ------------   --------
Consolidated Graphics, Inc       $ 6,116          $117,710      $32,049       $165,489      $292,760     $201,714     $666,800
Geographics, Inc.                    177             5,453        7,268         13,463         9,141        2,907       25,753
IPI Inc                           30,559             1,338          196         35,390           727        3,274       40,083
Impreso, Inc                         198            10,800       36,667         48,138        10,562           --       58,940
iPrint Technologies               10,645             1,227           --         19,827         3,202           --       25,192
Paris Corporation                  8,537             5,401        3,842         18,750         1,598           --       20,921

                        ------------------------------------------------------------------------------------------------------
                        High     $30,559          $117,710      $36,667       $165,489      $292,760     $201,714     $666,800
                        Mean       9,372            23,655       13,337         50,176        52,998       34,649      139,615
                        Median     7,327             5,427        5,555         27,609         6,172        1,454       32,918
                        Low          177             1,227           --         13,463           727           --       20,921
                        ------------------------------------------------------------------------------------------------------

BCT International                $ 3,170          $  2,043      $ 2,375       $  8,170      $    423     $    219     $ 16,156

                             ----------------------------------------------------    Latest
                             Total Current    Total        Total     Net Tangible   Available
          Company             Liabilities      Debt      Common Eq    Common Eq      Filing
--------------------------   -------------   ---------   ---------   ------------   ---------
Consolidated Graphics, Inc      $80,298       $247,739    $292,983     $91,269      30-Jun-01
Geographics, Inc.                18,013         10,382       5,113       2,206      30-Jun-01
IPI Inc                           8,203        (30,491)     31,812      28,538      31-May-01
Impreso, Inc                     37,382         23,715      14,212      14,212      31-May-01
iPrint Technologies               5,600             16      19,582      19,582      30-Jun-01
Paris Corporation                 5,358         (7,173)     15,338      15,338      30-Jun-01

                       -------------------------------------------------------
                       High     $80,298       $247,739    $292,983     $91,269
                       Mean      25,809         40,698      63,173      28,524
                       Median    13,108          5,199      17,460      17,460
                       Low        5,358        (30,491)      5,113       2,206
                       -------------------------------------------------------

BCT International               $ 1,102       $ (2,890)   $ 14,540     $14,321      31-Aug-01

--------------------------------------------------------------------------------
Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                              Consolidated Graphics, Inc Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  Consolidated Graphic        Address 5858 Westheimer        Officers Joe Davis           Attorneys
          Symbol  CGX                    City, State Zip Houston, TX 77057            Charles White       Auditors Arthur Andersen
Latest Fiscal YE  31-Mar-01                   Telephone 713-787-0977                  Wayne Rose      Transfer Agent American Stock
 Latest Rprt Per  30-Jun-01                     Fax 713-787-5013                                      Transfer & Trust

Consolidated Graphics has bought more than 60 medium-sized printing firms since 1985. CGX, which is one of the nation's largest commercial printers, generates most of its sales by printing items such as brochures, catalogs, and direct mail fliers. The company also provides electronic services (online digital asset management, online purchasing) and fulfillment services.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                Income and Cashflow Statement Data
------------------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                                              Three Months Ended    Fiscal Years Ended
                                                     LTM      -------------------   -------------------
                                                    Jun-01     Jun-01    Jun-00     Mar-01     Mar-00
                                                   --------   -------------------   -------------------
Revenue                                            $674,345   $164,435   $173,486   $683,396   $624,895
COGS                                                490,703    120,603    124,058    494,158    437,345
                                                   --------   -------------------   -------------------
                                    Gross Profit    183,642     43,832     49,428    189,238    187,550
Selling, General & Administrative                   124,297     30,755     31,123    124,665    109,944
Research & Development                                   --         --         --         --         --
Other Operating                                       6,440         --         --      6,440         --
                                                   --------   -------------------   -------------------
             Operating Income                        52,905     13,077     18,305     58,133     77,606
Interest Expense, net                                20,704      4,610      4,911     21,005     13,584
Other, net                                              147         --         --        147        108
                                                   --------   -------------------   -------------------
                                  Pre-tax Income     32,348      8,467     13,394     37,275     64,130
Taxes                                                13,193      3,387      5,358     15,164     25,651
                                                   --------   -------------------   -------------------
                                After-tax Income     19,155      5,080      8,036     22,111     38,479
Minority Interest                                        --         --         --         --         --
Equity in Affiliates                                     --         --         --         --         --
                                                   --------   -------------------   -------------------
                           Normalized Net Income     19,155      5,080      8,036     22,111     38,479
Preferred Dividends                                      --         --         --         --         --
                                                   --------   -------------------   -------------------
 Normalized Net Income to Common                   $ 19,155   $  5,080   $  8,036   $ 22,111   $ 38,479
                                                   ========   ===================   ===================

                                            EBIT   $ 53,052   $ 13,077   $ 18,305   $ 58,280   $ 77,714
                     Depreciation & Amortization   $ 39,866   $ 10,260   $  9,177   $ 38,783   $ 32,881
                                          EBITDA   $ 92,918   $ 23,337   $ 27,482   $ 97,063   $110,595
                                           CAPEX   $ 24,415   $  3,071   $  5,090   $ 26,434   $ 25,172
                                  EBITDA - CAPEX   $ 68,503   $ 20,266   $ 22,392   $ 70,629   $ 85,423
                        GAAP Operating Cash Flow   $ 60,210   $ 12,180   $ 20,088   $ 68,118   $ 68,319
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                                   $     --   $    --   $     --   $     --   $     --
   Accounting Changes                              $     --   $    --   $     --   $     --   $     --
   Discontinued Operations                         $     --   $    --   $     --   $     --   $     --
   Extraordinary Items                             $     --   $    --   $     --   $     --   $     --
   Total                                           $     --   $    --   $     --   $     --   $     --
Total After-tax Special Items                      $     --   $    --   $     --   $     --   $     --
Tax Provision on Special Items                     $     --   $    --   $     --   $     --   $     --
Reported Taxes                                     $ 13,193   $ 3,387   $  5,358   $ 15,164   $ 25,651
Reported Net Income                                $ 19,155   $ 5,080   $  8,036   $ 22,111   $ 38,479
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                 13,025     13,601     13,142     15,155
Basic Normalized EPS                               $   1.48   $  0.39   $   0.59   $   1.68   $   2.54
Basic Reported EPS                                 $   1.48   $  0.39   $   0.59   $   1.68   $   2.54
Diluted Reported Weighted Avg Shares Out (000's)               13,258     13,610     13,186     15,336
Diluted Normalized EPS                             $   1.47   $  0.38   $   0.59   $   1.68   $   2.51
Diluted Reported EPS                               $   1.47   $  0.38   $   0.59   $   1.68   $   2.51
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                             Profitability Ratios (as % of Revenue)
------------------------------------------------------------------------------------------------------
Core Gross Profit                                      27.2%     26.7%      28.5%      27.7%      30.0%
S,G & A                                                18.4%     18.7%      17.9%      18.2%      17.6%
Operating Income                                        7.8%      8.0%      10.6%       8.5%      12.4%
Pre-Tax                                                 4.8%      5.1%       7.7%       5.5%      10.3%
EBIT                                                    7.9%      8.0%      10.6%       8.5%      12.4%
EBITDA                                                 13.8%     14.2%      15.8%      14.2%      17.7%
Normalized Net Income                                   2.8%      3.1%       4.6%       3.2%       6.2%
Reported Net Income                                     2.8%      3.1%       4.6%       3.2%       6.2%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)               As of             As of
                                                           --------------------
                                               30-Jun-01    Mar-01     Mar-00
                                               ---------   --------------------
Cash & Equivalents                              $  6,116   $  8,667   $   8,197
Marketable Securities                                 --         --          --
                                                --------   --------------------
Total Cash & Mkt Securities                        6,116      8,667       8,197
Accounts Receivable                              117,710    116,095     115,646
Inventory                                         32,049     31,536      32,670
Other Current Assets                               9,614      8,628       8,518
                                                --------   --------------------
                    Total Current Assets         165,489    164,926     165,031
PPE, net                                         292,760    299,871     310,344
Intangibles, net                                 201,714    203,030     198,588
Investments                                           --         --          --
Other Assets                                       6,837      6,840       6,885
                                                --------   --------------------
                            Total Assets        $666,800   $674,667   $ 680,848
                                                ========   ====================

Accounts Payable                                $ 27,619   $ 33,865   $  55,780
Accrued Expenses                                  33,417     32,609      35,260
Short Term Debt                                   16,189     18,711       5,083
Short Term Capital Leases                             --         --          --
Other Current Liabilities                          3,073        253       3,607
                                                --------   --------------------
               Total Current Liabilities          80,298     85,438      99,730
Other LT Liabilities                              55,853     54,966      47,180
Long Term Debt                                   237,666    246,729     261,407
Long Term Capital Leases                              --         --          --
Minority Interests                                    --         --          --
Pref Stock (Liq Value)                                --         --          --
                                                --------   --------------------
          Total Liabilities & Pref Stock         373,817    387,133     408,317
                                                --------   --------------------
Common Equity                                    292,983    287,534     272,531
                                                --------   --------------------
              Total Liabilities & Equity        $666,800   $674,667   $ 680,848
                                                ========   ====================

Common Shares Outstanding (000's)                 13,046     13,019      13,708
                    Cash Value per share        $   0.47   $   0.67   $    0.60
                    Book Value per share        $  22.46   $  22.09   $   19.88
           Tangible Book Value per share        $   7.00   $   6.49   $    5.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                        5.77x      5.90x       5.40x
Inventory Turnover                                 15.43x     15.39x      13.39x
Asset Turnover                                      1.01x      1.01x       0.92x
Days Sales Outstanding                              63.3       61.9        67.5
Days Inventory Outstanding                          23.6       23.7        27.3
Days Payable Outstanding                            18.1       26.2        37.2
Return on Avg Assets                                 2.9%       3.3%         na
Return on Avg Common Equity                          6.6%       7.9%         na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                       2.06       1.93        1.65
Quick Ratio                                         1.66       1.56        1.33
Total Debt                                      $253,855   $265,440   $ 266,490
Net Debt                                        $247,739   $256,773   $ 258,293
Total Capitalization                            $546,838   $552,974   $ 539,021
Total Debt/Total Capitalization                     46.4%      48.0%       49.4%
Net Debt/Total Capitalization                       45.3%      46.4%       47.9%
Total Debt/EBITDA                                   2.73x      2.73x       2.41x
EBITDA/Interest Expense                             4.49x      4.62x       8.14x
EBITDA CAPEX/Interest Expense                       3.31x      3.36x       6.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                                 NYSE
                                                                     ----------
Stock Price                                                          $    18.28
52 Week High                                                         $    22.10
52 Week Low                                                          $     9.50
Avg. Daily Volume (000's)                                                    54
Beta                                                                       0.72
Shares Outstanding (000's)                                               13,100
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             8,800

Market Cap                                                           $239,468.0
Enterprise Value (EV)                                                $487,207.0

Institutional
   % Owned                                                               40.00%
   Number of Institutions                                                  157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                 Multiple of
                                                             -------------------
                                                             Market Cap     EV
                                                             -------------------
Latest Twelve Months
   Revenue                                                      0.36x      0.72x
   EBIT                                                         4.51x      9.18x
   EBITDA                                                       2.58x      5.24x
   Normalized Net Income                                       12.50x     25.43x
   Basic Normalized EPS                                        12.35x
Projected
   Mar-02 Mean Revenue                                          0.36x      0.73x
   Mar-02 Mean Revenue                                          0.35x      0.71x
   Mar-02 Mean EPS                                             11.57x        na
   Mar-03 Mean EPS                                             10.51x        na
Most Recent Filing
   Assets                                                       0.36x      0.73x
   Common Equity                                                0.82x      1.66x
   Tangible Common Equity                                       2.62x      5.34x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                          # Ests    Revenue    EPS
--------------------------------------------------------------------------------
March-02                                                2     $668,700   $ 1.58
March-03                                                2     $688,760   $ 1.74
LT Growth                                               1           na    15.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                        Three Months Ended   Fiscal Years Ended
                                             Jun-01                Mar-01
                                        ------------------   ------------------
Revenue                                               -5.2%                 9.4%
EBIT                                                 -28.6%               -25.0%
EBITDA                                               -15.1%               -12.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                  Geographics, Inc. Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name   Geographics, Inc.        Address 1555 Odell Road       Officers   James Dorman      Attorneys
          Symbol   GGIT                City, State Zip Blaine, WA 98231              William Graham    Auditors KPMG
Latest Fiscal YE   31-Mar-01             Telephone 360-332-6711                      John Rossmiller   Transfer Agent Montreal
Latest Rprt Per    30-Jun-01                   Fax 360-332-6352                      William Paquin    Trust Centre

Geographics is primarily engaged in the development, manufacture, marketing and distribution of specialty paper products, generally made using pre-printed designs, including stationery, business cards, brochures, memo pads, and poster boards. Geographics is also engaged in the development, marketing and distribution of plastic ready-to-assemble filing and storage cabinets.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                             Three Months Ended   Fiscal Years Ended
                                                     LTM     ------------------   ------------------
                                                    Jun-01    Jun-01    Jun-00     Mar-01   Mar-00
                                                   -------   -----------------    -----------------
Revenue                                            $35,922   $ 8,524   $ 9,204    $36,602   $27,255
COGS                                                31,486     7,039     6,499     30,946    18,999
                                                   -------   -----------------    -----------------
                                    Gross Profit     4,436     1,485     2,705      5,656     8,256
Selling, General & Administrative                    9,267     1,915     2,135      9,487     7,576
Research & Development                                  --        --        --         --        --
Other Operating                                         --        --        --         --        --
                                                   -------   -----------------    -----------------
                                Operating Income    (4,831)     (430)      570     (3,831)      680
Interest Expense, net                                1,140       218       222      1,144       927
Other, net                                             (31)      (13)      (14)       (32)      483
                                                   -------   -----------------    -----------------
                                  Pre-tax Income    (6,002)     (661)      334     (5,007)      236
Taxes                                                   --        --        --         --        --
                                                   -------   -----------------    -----------------
                                After-tax Income    (6,002)     (661)      334     (5,007)      236
Minority Interest                                       --        --        --         --        --
Equity in Affiliates                                    --        --        --         --        --
                                                   -------   -----------------    -----------------
                           Normalized Net Income    (6,002)     (661)      334     (5,007)      236
Preferred Dividends                                     --        --        --         --        --
                                                   -------   -----------------    -----------------
                 Normalized Net Income to Common   $(6,002)  $  (661)  $   334    $(5,007)  $   236
                                                   =======   =================    =================

                                            EBIT   $(4,862)  $  (443)  $   556    $(3,863)  $ 1,163
                     Depreciation & Amortization   $ 2,079   $   687   $   407    $ 1,799   $ 1,330
                                          EBITDA   $(2,783)  $   244   $   963    $(2,064)    2,493
                                           CAPEX   $ 1,534   $   507   $    77    $ 1,104   $   444
                                  EBITDA - CAPEX   $(4,317)  $  (263)  $   886    $(3,168)  $ 2,049
                        GAAP Operating Cash Flow   $  (242)  $   386   $   274    $  (354)  $(2,621)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
   Unusual Items                                   $    --   $    --   $    --    $    --   $    --
   Accounting Changes                              $    --   $    --   $    --    $    --   $    --
   Discontinued Operations                         $    --   $    --   $    --    $    --   $    --
   Extraordinary Items                             $    --   $    --   $    --    $    --   $    --
   Total                                           $    --   $    --   $    --    $    --   $    --
Total After-tax Special Items                      $    --   $    --   $    --    $    --   $    --
Tax Provision on Special Items                     $    --   $    --   $    --    $    --   $    --
Reported Taxes                                     $    --   $    --   $    --    $    --   $    --
Reported Net Income                                $(6,002)  $  (661)  $   334    $(5,007)  $   236
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)      35,284    35,832    35,284     19,442
Basic Normalized EPS                               $ (0.17)  $ (0.02)  $  0.01    $ (0.14)  $  0.01
Basic Reported EPS                                 $ (0.17)  $ (0.02)  $  0.01    $ (0.14)  $  0.01
Diluted Reported Weighted Avg Shares Out (000's)    35,284    36,711    35,284     20,599
Diluted Normalized EPS                             $ (0.17)  $ (0.02)  $  0.01    $ (0.14)  $  0.01
Diluted Reported EPS                               $ (0.17)  $ (0.02)  $  0.01    $ (0.14)  $  0.01
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                     Profitability Ratios (as % of Revenue)
---------------------------------------------------------------------------------------------------
Core Gross Profit
S,G & A                                               12.3%     17.4%     29.4%      15.5%     30.3%
Operating Income                                      25.8%     22.5%     23.2%      25.9%     27.8%
Pre-Tax                                              -13.4%     -5.0%      6.2%     -10.5%      2.5%
EBIT                                                 -16.7%     -7.8%      3.6%     -13.7%      0.9%
EBITDA                                               -13.5%     -5.2%      6.0%     -10.6%      4.3%
Normalized Net Income                                 -7.7%      2.9%     10.5%      -5.6%      9.1%
Reported Net Income                                  -16.7%     -7.8%      3.6%     -13.7%      0.9%
                                                     -16.7%     -7.8%      3.6%     -13.7%      0.9%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands, except per share)                  As of           As of
                                                              -----------------
                                                  30-Jun-01    Mar-01    Mar-00
                                                  ---------   -----------------
Cash & Equivalents                                 $   177    $   421   $   361
Marketable Securities                                   --         --        --
                                                   -------    -----------------
Total Cash & Mkt Securities                            177        421       361
Accounts Receivable                                  5,453      7,344     6,079
Inventory                                            7,268      6,634     5,301
Other Current Assets                                   565        604       562
                                                   -------    -----------------
                           Total Current Assets     13,463     15,003    12,303
PPE, net                                             9,141      9,007     9,305
Intangibles, net                                     2,907      3,127       317
Investments                                             --         --
Other Assets                                           242        198       442
                                                   -------    -----------------
                                   Total Assets    $25,753    $27,335   $22,367
                                                   =======    =================

Accounts Payable                                   $ 5,919    $ 5,401   $ 3,699
Accrued Expenses                                     2,881      4,237     2,084
Short Term Debt                                      7,932      8,407     5,765
Short Term Capital Leases                               --         --        --
Other Current Liabilities                            1,281      1,950     1,628
                                                   -------    -----------------
                      Total Current Liabilities     18,013     19,995    13,176
Other LT Liabilities                                    --         --        --
Long Term Debt                                       2,627      1,629     3,539
Long Term Capital Leases                                --         --        --
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --        --
                                                   -------    -----------------
                 Total Liabilities & Pref Stock     20,640     21,624    16,715
                                                   -------    -----------------
Common Equity                                        5,113      5,711     5,652
                                                   -------    -----------------
                     Total Liabilities & Equity    $25,753    $27,335   $22,367
                                                   =======    =======   =======

Common Shares Outstanding (000's)                   38,192     38,193    26,966
                           Cash Value per share    $  0.00    $  0.01   $  0.01
                           Book Value per share    $  0.13    $  0.15   $  0.21
                  Tangible Book Value per share    $  0.06    $  0.07      0.20
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          Effectiveness and Efficiency
-------------------------------------------------------------------------------
A/R Turnover                                          5.61x      5.45x     4.48x
Inventory Turnover                                    4.53x      5.19x     3.58x
Asset Turnover                                        1.35x      1.47x     1.22x
Days Sales Outstanding                                65.0       66.9      81.4
Days Inventory Outstanding                            80.6       70.4     101.8
Days Payable Outstanding                              50.7       41.1      50.8
Return on Avg Assets                                 -22.6%     -20.1%       na
Return on Avg Common Equity                         -110.9%     -88.1%       na
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               Financial Strength
-------------------------------------------------------------------------------
Current Ratio                                         0.75       0.75      0.93
Quick Ratio                                           0.34       0.42      0.53
Total Debt                                         $10,559    $10,036   $ 9,304
Net Debt                                           $10,382    $ 9,615   $ 8,943
Total Capitalization                               $15,672    $15,747   $14,956
Total Debt/Total Capitalization                       67.4%      63.7%     62.2%
Net Debt/Total Capitalization                         66.2%      61.1%     59.8%
Total Debt/EBITDA                                       na         na     3.73x
EBITDA/Interest Expense                                 na         na     2.69x
EBITDA-CAPEX/Interest Expense                           na         na     2.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                                 OTC BB
Stock Price                                                           $    0.07
52 Week High                                                          $    0.44
52 Week Low                                                           $    0.06
Avg. Daily Volume (000's)                                                    10
Beta                                                                      (0.28)
Shares Outstanding (000's)                                               38,200
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                            26,000

Market Cap                                                            $ 2,674.0
Enterprise Value (EV)                                                 $13,056.0

Institutional
   % Owned                                                                 0.00%
   Number of Institutions                                                    --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                               Multiple of
                                                         ----------------------
                                                         Market Cap      EV
                                                         ----------------------
Latest Twelve Months
   Revenue                                                     0.07x       0.36x
   EBIT                                                          na          na
   EBITDA                                                        na          na
   Normalized Net Income                                         na          na
   Basic Normalized EPS                                          na

Projected
   Dec-01 Mean Revenue                                           na          na
   Dec-01 Mean Revenue                                           na          na
   Dec-01 Mean EPS                                               na          na
   Dec-02 Mean EPS                                               na          na

Most Recent Filing
   Assets                                                      0.10x       0.51x
   Common Equity                                               0.52x       2.55x
   Tangible Common Equity                                      1.21x       5.92x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                              # Ests    Revenue   EPS
-------------------------------------------------------------------------------
December-01                                                 --       $--     $--
December-02                                                 --       $--     $--
LT Growth                                                   --        na      na
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               Period Growth Rates
-------------------------------------------------------------------------------
                                        Three Months Ended   Fiscal Years Ended
                                              Jun-01              Mar-01
                                         ------------------   ------------------
Revenue                                          -7.4%              34.3%
EBIT                                           -179.7%            -432.2%
EBITDA                                          -74.7%            -182.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                        IPI Inc Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  IPI Inc            Address 8091 Wallace Roa             Officers Robert Sutter    Attorneys
          Symbol  IDH         City, State Zip Eden Prairie, MN 55344               David Engel      Auditors Arthur Andersen
Latest Fiscal YE  30-Nov-00         Telephone 952-975-6200                         David Oswald     Transfer Agent Norwest Minnesota
 Latest Rprt Per  31-May-01            Fax 952-975-6262                            Margo Barnhart

IPI has about 220 franchised Insty-Prints locations which provide graphic design, typesetting, binding, and other commercial printing services to companies for products such as stationery, business cards, forms, brochures, and Bank overhead transparencies.
Subsidiary Change of Mind Learning Systems franchises Dreamcatcher Learning Centers, which provide supplemental education in reading, writing, math, G.E.D. & college prep studies.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                Income and Cashflow Statement Data
--------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                    LTM      Six Months Ended   Fiscal Years Ended
                                                             ----------------   ------------------
                                                    May-01    May-01   May-00    Nov-00    Nov-99
                                                   -------   ----------------   ------------------
Revenue                                            $ 8,518   $ 3,919   $4,695    $9,294    $10,278
COGS                                                 1,773     3,279    3,972     2,466      3,026
                                                   -------   ----------------   ------------------
                                    Gross Profit     6,745       640      723     6,828      7,252
Selling, General & Administrative                    6,447       787      260     5,920      4,853
Research & Development                                  --        --       --        --         --
Other Operating                                      1,116        23       19     1,112        240
                                                   -------   ----------------   ------------------
                                Operating Income      (818)     (170)     444      (204)     2,159
Interest Expense, net                                  174        57       --       117         --
Other, net                                              --        --       --        --         --
                                                   -------   ----------------   ------------------
                                  Pre-tax Income      (992)     (227)     444      (321)     2,159
Taxes                                                 (397)      (91)     178      (129)       864
                                                   -------   ----------------   ------------------
                                After-tax Income      (595)     (136)     266      (192)     1,295
Minority Interest                                       --        --       --        --         --
Equity in Affiliates                                    --        --       --        --         --
                                                   -------   ----------------   ------------------
                           Normalized Net Income      (595)     (136)     266      (192)     1,295
Preferred Dividends                                     --        --       --        --         --
                                                   -------   ----------------   ------------------
   Normalized Net Income to Common                 $  (595)  $  (136)  $  266    $ (192)   $ 1,295
                                                   =======   ================   ==================

                                            EBIT   $  (818)  $  (170)  $  444    $ (204)   $ 2,159
                     Depreciation & Amortization   $   501   $   228   $  261    $  534    $   440
                                          EBITDA   $  (317)  $    58   $  705    $  330    $ 2,599
                                           CAPEX   $   210   $    97   $   96    $  209    $   371
                                   EBITDA -CAPEX   $  (527)  $   (39)  $  609    $  121    $ 2,228
                        GAAP Operating Cash Flow   $(1,713)  $(1,292)  $1,152    $  731    $ 2,214
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                                   $ 7,471   $ 7,325   $  758   $  904     $   811
   Accounting Changes                              $    --   $    --   $   --   $   --     $    --
   Discontinued Operations                         $    --   $    --   $   --   $   --     $    --
   Extraordinary Items                             $    --   $    --   $   --   $   --     $    --
   Total                                           $ 7,471   $ 7,325   $  758   $  904     $   811
Total After-tax Special Items                      $ 4,483   $ 4,395   $  455   $  542     $   487
Tax Provision on Special Items                     $ 2,988   $ 2,930   $  303   $  362     $   324
Reported Taxes                                     $ 2,591   $ 2,839   $  481   $  233     $ 1,188
Reported Net Income                                $ 3,888   $ 4,259   $  721   $  350     $ 1,782
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                 4,859    4,835    4,847       4,734
Basic Normalized EPS                               $ (0.13)  $ (0.03)  $ 0.06   $(0.04)    $  0.27
Basic Reported EPS                                 $  0.80   $  0.88   $ 0.15   $ 0.07     $  0.38
Diluted Reported Weighted Avg Shares Out (000's)               4,859    4,835    4,847       4,734
Diluted Normalized EPS                             $ (0.13)  $ (0.03)  $ 0.06   $(0.04)    $  0.27
Diluted Reported EPS                               $  0.80   $  0.88   $ 0.15   $ 0.07     $  0.38
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                 Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------------------------
Core Gross Profit                                     79.2%     16.3%    15.4%    73.5%       70.6%
S,G & A                                               75.7%     20.1%     5.5%    63.7%       47.2%
Operating Income                                      -9.6%     -4.3%     9.5%    -2.2%       21.0%
Pre-Tax                                              -11.6%     -5.8%     9.5%    -3.5%       21.0%
EBIT                                                  -9.6%     -4.3%     9.5%    -2.2%       21.0%
EBITDA                                                -3.7%      1.5%    15.0%     3.6%       25.3%
Normalized Net Income                                 -7.0%     -3.5%     5.7%    -2.1%       12.6%
Reported Net Income                                   45.6%    108.7%    15.4%     3.8%       17.3%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                 As of           As of
                                                             -------------------
                                                 31-May-01    Nov-00    Nov-99
                                                 ---------   ------------------
Cash & Equivalents                               $    980    $    643   $ 2,022
Marketable Securities                              29,579      15,638     6,504
                                                 --------    --------   -------
Total Cash & Mkt Securities                        30,559      16,281     8,526
Accounts Receivable                                 1,338       1,370     1,371
Inventory                                             196         242       271
Other Current Assets                                3,297       2,103     4,591
                                                 --------    --------   -------
              Total Current Assets                 35,390      19,996    14,759
PPE, net                                              727         776     1,246
Intangibles, net                                    3,274       3,393     3,151
Investments                                            --          --        --
Other Assets                                          692         753       860
                                                 --------    --------   -------
                      Total Assets               $ 40,083    $ 24,918   $20,016
                                                 ========    ========   =======

Accounts Payable                                 $    564    $    676   $   485
Accrued Expenses                                      927       1,023       878
Short Term Debt                                        --       4,438        --
Short Term Capital Leases                              --          --        --
Other Current Liabilities                           6,712         200       390
                                                 --------    --------   -------
         Total Current Liabilities                  8,203       6,337     1,753
Other LT Liabilities                                   --          --        --
Long Term Debt                                         --          --        --
Long Term Capital Leases                               68         105       319
Minority Interests                                     --          --        --
Pref Stock (Liq Value)                                 --          --        --
                                                 --------    --------   -------
    Total Liabilities & Pref Stock                  8,271       6,442     2,072
                                                 --------    --------   -------
Common Equity                                      31,812      18,476    17,944
                                                 --------    --------   -------
        Total Liabilities & Equity               $ 40,083    $ 24,918   $20,016
                                                 ========    ========   =======

Common Shares Outstanding (000's)                   4,859       4,859     4,734
              Cash Value per share               $   6.29    $   3.35   $  1.80
              Book Value per share               $   6.55    $   3.80   $  3.79
     Tangible Book Value per share               $   5.87    $   3.10   $  3.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                         6.29x       6.78x     7.50x
Inventory Turnover                                   8.10x       9.61x    11.17x
Asset Turnover                                       0.26x       0.41x     0.51x
Days Sales Outstanding                               58.0        53.8      48.7
Days Inventory Outstanding                           45.1        38.0      32.7
Days Payable Outstanding                             24.2        22.3      21.8
Return on Avg Assets                                 -1.8%       -0.9%       na
Return on Avg Common Equity                          -2.4%       -1.1%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                        4.31        3.16      8.42
Quick Ratio                                          4.29        3.12      8.26
Total Debt                                       $     68    $  4,543   $   319
Net Debt                                         $(30,491)   $(11,738)  $(8,207)
Total Capitalization                             $ 31,880    $ 23,019   $18,263
Total Debt/Total Capitalization                       0.2%       19.7%      1.7%
Net Debt/Total Capitalization                       -95.6%      -51.0%    -44.9%
Total Debt/EBITDA                                      na       13.77      0.12x
EBITDA/Interest Expense                                na        2.82x       na
EBITDA-CAPEX/Interest Expense                          na        1.03x       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                                   AMEX
Stock Price                                                          $     3.94
52 Week High                                                         $     5.50
52 Week Low                                                          $     2.06
Avg. Daily Volume (000's)                                                    10
Beta                                                                       0.15
Shares Outstanding (000's)                                                4,860
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             1,500

Market Cap                                                           $ 19,148.4
Enterprise Value (EV)                                                $(11,342.6)

Institutional
   % Owned                                                                 8.00%
   Number of Institutions                                                     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                   Multiple of
                                                                 ---------------
                                                                 Market Cap   EV
                                                                 ---------------
Latest Twelve Months
   Revenue                                                         2.25x      na
   EBIT                                                              na       na
   EBITDA                                                            na       na
   Normalized Net Income                                             na       na
   Basic Normalized EPS                                              na
Projected
   Dec-01 Mean Revenue                                               na       na
   Dec-01 Mean Revenue                                               na       na
   Dec-01 Mean EPS                                                   na       na
   Dec-02 Mean EPS                                                   na       na
Most Recent Filing
   Assets                                                          0.48x      na
   Common Equity                                                   0.60x      na
   Tangible Common Equity                                          0.67x      na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                               # Ests   Revenue   EPS
--------------------------------------------------------------------------------
December-01                                                  --      $--     $--
December-02                                                  --      $--     $--
LT Growth                                                    --       na      na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                           Six Months Ended   Fiscal Years Ended
                                                 May-01             Nov-00
                                           ----------------   ------------------
Revenue                                          -16.5%              -9.6%
EBIT                                            -138.3%            -109.4%
EBITDA                                           -91.8%             -87.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
Unusual Items comprise investment income.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

----------------------------------------------------------------------------------------------------------------------------------
                                                       Impreso, Inc Overview
----------------------------------------------------------------------------------------------------------------------------------
            Name  Impreso, Inc       Address 652 Southwestern        Officers Marshall Sorokwasz   Attorneys Arthur Andersen
          Symbol  ZCOM           City, State Zip Coppell, TX 75019            Richard Bloom        Auditors
Latest Fiscal YE  31-Aug-00            Telephone 972-462-0100                 Donald Jett          Transfer Agent American Stock
 Latest Rprt Per  31-May-01               Fax 972-462-7764                    Susan Atkins         Transfer & Trust

Under the IBM brand, IMPRESO brand and private label, Impreso makes continuous-feed stock business forms, thermal and plain fax paper, paper for copy machines and printers, and special surface papers. They have three manufacturing plants and distributes in North America through over 45 warehouses.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      Income and Cashflow Statement Data
---------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                     LTM     Nine Months Ended    Fiscal Years Ended
                                                             ------------------   ------------------
                                                    May-01   May-01    May-00     Aug-00     Aug-99
                                                   -------   ------------------   ------------------
Revenue                                            $87,820   $65,660   $ 51,958   $ 74,118   $61,506
COGS                                                77,481    57,863     45,007     64,625    53,845
                                                   -------   ------------------   ------------------
                                    Gross Profit    10,339     7,797      6,951      9,493     7,661
Selling, General & Administrative                    7,397     5,582      5,023      6,838     5,606
Research & Development                                  --        --         --         --        --
Other Operating                                         --        --         --         --        --
                                                   -------   ------------------   ------------------
                                Operating Income     2,942     2,215      1,928      2,655     2,055
Interest Expense, net                                1,547     1,140        897      1,304       833
Other, net                                             214       159         82        137        42
                                                   -------   ------------------   ------------------
                                  Pre-tax Income     1,609     1,234      1,113      1,488     1,264
Taxes                                                  675       488        370        557       490
                                                   -------   ------------------   ------------------
                                After-tax Income       934       746        743        931       774
Minority Interest                                       --        --         --         --        --
Equity in Affiliates                                    --        --         --         --        --
                                                   -------   ------------------   ------------------
                           Normalized Net Income       934       746        743        931       774
Preferred Dividends                                     --        --         --         --        --
                                                   -------   ------------------   ------------------
   Normalized Net Income to Common                 $   934   $   746   $    743   $    931   $   774
                                                   =======   ==================   ==================
                                            EBIT   $ 3,156   $ 2,374   $  2,010   $  2,792   $ 2,097
                     Depreciation & Amortization   $   806   $   619   $    502   $    689   $   545
                                          EBITDA   $ 3,962   $ 2,993   $  2,512   $  3,481   $ 2,642
                                           CAPEX   $ 1,482   $   220   $  1,035   $  2,297   $   658
                                  EBITDA - CAPEX   $ 2,480   $ 2,773   $  1,477   $  1,184   $ 1,984
                        GAAP Operating Cash Flow   $ 3,675   $ 5,098   $ (3,676)  $ (5,099)  $   (91)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                                   $    --   $    --   $     --   $     --   $    --
   Accounting Changes                              $    --   $    --   $     --   $     --   $    --
   Discontinued Operations                         $    --   $    --   $     --   $     --   $    --
   Extraordinary Items                             $    --   $    --   $     --   $     --   $    --
   Total                                           $    --   $    --   $     --   $     --   $    --
Total After-tax Special Items                      $    --   $    --   $     --   $     --   $    --
Tax Provision on Special Items                     $    --   $    --   $     --   $     --   $    --
Reported Taxes                                     $   675   $   488   $    370   $    557   $   490
Reported Net Income                                $   934   $   746   $    743   $    931   $   774
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                 5,283      5,293      5,293     5,293
Basic Normalized EPS                               $  0.18   $  0.14   $   0.14   $   0.18   $  0.15
Basic Reported EPS                                 $  0.18   $  0.14   $   0.14   $   0.18   $  0.15
Diluted Reported Weighted Avg Shares Out (000's)               5,283      5,293      5,293     5,293
Diluted Normalized EPS                             $  0.18   $  0.14   $   0.14   $   0.18   $  0.15
Diluted Reported EPS                               $  0.18   $  0.14   $   0.14   $   0.18   $  0.15
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  Profitability Ratios (as % of Revenue)
----------------------------------------------------------------------------------------------------
Core Gross Profit                                     11.8%     11.9%      13.4%      12.8%     12.5%
S,G & A                                                8.4%      8.5%       9.7%       9.2%      9.1%
Operating Income                                       3.4%      3.4%       3.7%       3.6%      3.3%
Pre-Tax                                                1.8%      1.9%       2.1%       2.0%      2.1%
EBIT                                                   3.6%      3.6%       3.9%       3.8%      3.4%
EBITDA                                                 4.5%      4.6%       4.8%       4.7%      4.3%
Normalized Net Income                                  1.1%      1.1%       1.4%       1.3%      1.3%
Reported Net Income                                    1.1%      1.1%       1.4%       1.3%      1.3%
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               Balance Sheet Data
-------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                    As of     -----------------
                                                  31-May-01     Aug-00  Aug-99
                                                  ---------   -----------------
Cash & Equivalents                                 $   187    $   150   $    23
Marketable Securities                                   11         11        11
                                                   -------    -----------------
Total Cash & Mkt Securities                            198        161        34
Accounts Receivable                                 10,800      8,914     6,296
Inventory                                           36,667     21,233    18,801
Other Current Assets                                   473        280       724
                                                   -------    -----------------
                    Total Current Assets            48,138     30,588    25,855
PPE, net                                            10,562      8,769     7,210
Intangibles, net                                        --         --        --
Investments                                             --         --        --
Other Assets                                           240         27        19
                                                   -------    -----------------
                            Total Assets           $58,940    $39,384   $33,084
                                                   =======    =================

Accounts Payable                                   $16,176    $ 6,624   $ 9,054
Accrued Expenses                                     3,157      1,985     1,679
Short Term Debt                                     17,425     12,469     6,358
Short Term Capital Leases                               --         --        --
Other Current Liabilities                              624        255        63
                                                   -------    -----------------
               Total Current Liabilities            37,382     21,333    17,154
Other LT Liabilities                                   858        764       728
Long Term Debt                                       6,488      3,782     2,629
Long Term Capital Leases                                --         --        --
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --        --
                                                   -------    -----------------
          Total Liabilities & Pref Stock            44,728     25,879    20,511
                                                   -------    -----------------
Common Equity                                       14,212     13,505    12,573
                                                   -------    -----------------
              Total Liabilities & Equity           $58,940    $39,384   $33,084
                                                   =======    =================

Common Shares Outstanding (000's)                    5,293      5,293     5,293
                  Cash Value $ per share           $  0.04    $  0.03   $  0.01
                    Book Value per share           $  2.69    $  2.55   $  2.38
           Tangible Book Value per share           $  2.69    $  2.55   $  2.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          8.91x      9.75x     9.77x
Inventory Turnover                                    2.68x      3.23x     2.86x
Asset Turnover                                        1.79x      2.05x     1.86x
Days Sales Outstanding                                41.0       37.5      37.4
Days Inventory Outstanding                           136.4      113.1     127.4
Days Payable Outstanding                              49.0       40.0      55.6
Return on Avg Assets                                   1.9%       2.6%       na
Return on Avg                                          6.7%       7.1%       na
Common Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         1.29       1.43      1.51
Quick Ratio                                           0.31       0.44      0.41
Total Debt                                         $23,913    $16,251   $ 8,987
Net Debt                                           $23,715    $16,090   $ 8,953
Total Capitalization                               $38,125    $29,756   $21,560
Total Debt/Total Capitalization                       62.7%      54.6%     41.7%
Net Debt/Total Capitalization                         62.2%      54.1%     41.5%
Total Debt/EBITDA                                     6.04x      4.67x     3.40x
EBITDA/Interest Expense                               2.56x      2.67x     3.17x
EBITDA-CAPEX/Interest Expense                         1.60x      0.91x     2.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                               NasdaqSC
                                                                      ---------
Stock Price                                                           $    2.01
52 Week High                                                          $    4.09
52 Week Low                                                           $    0.15
Avg. Daily Volume (000's)                                                     1
Beta                                                                       1.19
Shares Outstanding (000's)                                                5,280
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             1,500

Market Cap                                                            $10,612.8
Enterprise Value (EV)                                                 $34,327.8

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                    10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                 Multiple of
                                                             ------------------
                                                             Market Cap     EV
                                                             ------------------
Latest Twelve Months
   Revenue                                                      0.12x      0.39x
   EBIT                                                         3.36x     10.88x
   EBITDA                                                       2.68x      8.66x
   Normalized Net Income                                       11.36x     36.75x
   Basic Normalized EPS                                        11.17x
Projected
   Dec-01 Mean Revenue                                            na         na
   Dec-01 Mean Revenue                                            na         na
   Dec-01 Mean EPS                                                na         na
   Dec-02 Mean EPS                                                na         na
Most Recent Filing
   Assets                                                       0.18x      0.58x
   Common Equity                                                0.75x      2.42x
   Tangible Common Equity                                       0.75x      2.42x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                              # Ests   Revenue   EPS
--------------------------------------------------------------------------------
December-01                                                --       $--      $--
December-02                                                --       $--      $--
LT Growth                                                  --        na       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                          Nine Months Ended   Fiscal Years Ended
                                                May-01               Aug-00
                                          -----------------   ------------------
Revenue                                           26.4%               20.5%
EBIT                                              18.1%               33.1%
EBITDA                                            19.1%               31.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

-----------------------------------------------------------------------------------------------------------------------------------
                                                    iPrint Technologies Overview
-----------------------------------------------------------------------------------------------------------------------------------
           Name  iPrint Technologies        Address 255 Constitution        Officers Royal Farros          Attorneys
         Symbol  IPRT                 City, State Zip Menlo Park, CA 94025           Robyn Cerutti         Auditors Arthur Andersen
Lease Fiscal YE  31-Dec-00                   Telephone 650-298-8500                  Gregory Korjeff   Transfer Agent American
Latest Rprt Per  30-Jun-01                      Fax 650-364-7742                     Nickoletta Swank  Stock Transfer & Trust

iPrint Technologies allows customers to design, proof, and order some 3,500 customized print products -- including cards, stationery, label, mugs, and T-shirts -- through its retail Web site. The company, which outsources the printing work, also offers specialized printing and photocopying services; operates co-branded printing Web sites with 3M, OfficeMax, and other firms; and
develops sites for third parties.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    Income and Cashflow Statement Data
-------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                                Six Months Ended    Fiscal Years Ended
                                                      LTM      ------------------   -------------------
                                                     Jun-01     Jun-01    Jun-00     Dec-00     Dec-99
                                                   ---------   ------------------   -------------------
Revenue                                            $  15,137   $ 5,649   $  7,581   $ 17,069   $  3,256
COGS                                                  10,087     3,597      5,531     12,021      2,265
                                                   ---------   ------------------   -------------------
                            Gross Profit               5,050     2,052      2,050      5,048        991
Selling, General & Administrative                     23,830     8,815     19,749     34,764     10,534
Research & Development                                 6,139     2,964      3,477      6,652      3,544
Other Operating                                          677       (23)     1,149      1,849        668
                                                   ---------   ------------------   -------------------
                        Operating Income             (25,596)   (9,704)   (22,325)   (38,217)   (13,755)
Interest Expense, net                                     --        --         --         --         --
Other, net                                             2,120       798        920      2,242        323
                                                   ---------   ------------------   -------------------
                          Pre-tax Income             (23,476)   (8,906)   (21,405)   (35,975)   (13,432)
Taxes                                                     --        --         --         --         --
                                                   ---------   ------------------   -------------------
                        After-tax Income             (23,476)   (8,906)   (21,405)   (35,975)   (13,432)
Minority Interest                                         --        --         --         --         --
Equity in Affiliates                                      --        --         --         --         --
                                                   ---------   ------------------   -------------------
                   Normalized Net Income             (23,476)   (8,906)   (21,405)   (35,975)   (13,432)
Preferred Dividends                                       --        --         --         --         --
                                                   ---------   ------------------   -------------------
         Normalized Net Income to Common           $ (23,476)  $(8,906)  $(21,405)  $(35,975)  $(13,432)
                                                   =========   ==================   ===================

                                    EBIT           $ (23,476)  $(8,906)  $(21,405)  $(35,975)  $(13,432)
             Depreciation & Amortization           $   4,028   $ 1,017   $    947   $  3,958   $    362
                                  EBITDA           $ (19,448)  $(7,889)  $(20,458)  $(32,017)  $(13,070)
                                   CAPEX           $     576   $   341   $  3,487   $  3,722   $  1,851
                          EBITDA - CAPEX           $ (20,024)  $(8,230)  $(23,945)  $(35,739)  $(14,921)
                GAAP Operating Cash Flow           $ (20,893)  $(8,869)  $(19,976)  $(32,000)  $(10,845)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                                   $      --   $    --   $     --   $     --   $     --
   Accounting Changes                              $      --   $    --   $     --   $     --   $     --
   Discontinued Operations                         $      --   $    --   $     --   $     --   $     --
   Extraordinary Items                             $      --   $    --   $     --   $     --   $     --
   Total                                           $      --   $    --   $     --   $     --   $     --
Total After-tax Special Items                      $      --   $    --   $     --   $     --   $     --
Tax Provision on Special Items                     $      --   $    --   $     --   $     --   $     --
Reported Taxes                                     $      --   $    --   $     --   $     --   $     --
Reported Net Income                                $ (23,476)  $(8,906)  $(21,405)  $(35,975)  $(13,432)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                  30,130     21,892     25,970      7,265
Basic Normalized EPS                               $   (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
Basic Reported EPS                                 $   (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
Diluted Reported Weighted Avg Shares Out (000's)                30,130     21,892     25,970      7,265
Diluted Normalized EPS                             $   (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
Diluted Reported EPS                               $   (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
-------------------------------------------------------------------------------------------------------
                                Profitability Ratios (as % of Revenue)
-------------------------------------------------------------------------------------------------------
Core Gross Profit                                       33.4%     36.3%      27.0%      29.6%      30.4%
S,G & A                                                157.4%    156.0%     260.5%     203.7%     323.5%
Operating Income                                      -169.1%   -171.8%    -294.5%    -223.9%    -422.5%
Pre-Tax                                               -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
EBIT                                                  -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
EBITDA                                                -128.5%   -139.7%    -269.9%    -187.6%    -401.4%
Normalized Net Income                                 -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
Reported Net Income                                   -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                                 As of
                                                   As of     ------------------
                                                 30-Jun-01   Dec-00     Dec-99
                                                 ---------   ------------------

Cash & Equivalents                                 $10,645   $19,283   $ 15,080
Marketable Securities                                   --        --         --
                                                   -------   ------------------
Total Cash & Mkt Securities                         10,645    19,283     15,080
Accounts Receivable                                  1,227     1,874        255
Inventory                                               --        --         --
Other Current Assets                                 7,955     8,656        892
                                                   -------   ------------------
                          Total Current Assets      19,827    29,813     16,227
PPE, net                                             3,202     4,070      2,136
Intangibles, net                                        --        --         --
Investments                                             --        --         --
Other Assets                                         2,163       205         --
                                                   -------   ------------------
                                  Total Assets     $25,192   $34,088   $ 18,363
                                                   =======   ==================

Accounts Payable                                   $ 2,361   $ 2,509   $    935
Accrued Expenses                                     3,233     2,546      2,121
Short Term Debt                                          6       196         96
Short Term Capital Leases                               --        --         --
Other Current Liabilities                               --        --         --
                                                   -------   ------------------
                     Total Current Liabilities       5,600     5,251      3,152
Other LT Liabilities                                    --        --         --
Long Term Debt                                          10        12        119
Long Term Capital Leases                                --        --         --
Minority Interests                                      --        --         --
Pref Stock (Liq Value)                                  --        --     30,793
                                                   -------   ------------------
                Total Liabilities & Pref Stock       5,610     5,263     34,064
                                                   -------   ------------------
Common Equity                                       19,582    28,825    (15,701)
                                                   -------   ------------------
                    Total Liabilities & Equity     $25,192   $34,088   $ 18,363
                                                   =======   ==================

Common Shares Outstanding (000's)                   30,202    30,054      8,336
             Cash Value  per share                 $  0.35   $  0.64   $   1.81
              Book Value per share                 $  0.65   $  0.96   $  (1.88)
     Tangible Book Value per share                 $  0.65   $  0.96   $  (1.88)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          9.76x    16.03x     12.77x
Inventory Turnover                                      na        na         na
Asset Turnover                                        0.51x     0.65x      0.18x
Days Sales Outstanding                                37.4      22.8       28.6
Days Inventory Outstanding                              na        na         na
Days Payable Outstanding                              21.8      11.4       20.1
Return on Avg Assets                                 -79.2%   -137.2%        na
Return on Avg Common Equity                          -97.0%   -548.2%        na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         3.54      5.68       5.15
Quick Ratio                                           3.54      5.68       5.15
Total Debt                                         $    16   $   208   $ 31,008
Net Debt (1)                                       $    16   $   208   $ 31,008
Total Capitalization                               $19,598   $29,033   $ 15,307
Total Debt/Total Capitalization                        0.1%      0.7%     202.6%
Net Debt/Total Capitalization                          0.1%      0.7%     202.6%
Total Debt/EBITDA                                       na        na         na
EBITDA/Interest Expense                                 na        na         na
EBITDA-CAPEX/Interest Expense                           na        na         na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                               NasdaqNM
Stock Price                                                            $   0.19
52 Week High                                                           $   3.06
52 Week Low                                                            $   0.16
Avg. Daily Volume (000's)                                                    18
Beta                                                                         --
Shares Outstanding (000's)                                               30,200
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                            11,000

Market Cap                                                             $5,738.0
Enterprise Value (EV)                                                  $5,754.0

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                    17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                  Multiple of
                                                              -----------------
                                                              Market Cap    EV
                                                              -----------------
Latest Twelve Months
   Revenue                                                       0.38x     0.38x
   EBIT                                                            na        na
   EBITDA                                                          na        na
   Normalized Net Income                                           na        na
   Basic Normalized EPS                                            na
Projected
   Dec-01 Mean Revenue                                           0.53x     0.53x
   Dec-01 Mean Revenue                                           0.37x     0.37x
   Dec-01 Mean EPS                                                 na        na
   Dec-02 Mean EPS                                                 na        na
Most Recent Filing
   Assets                                                        0.23x     0.23x
   Common Equity                                                 0.29x     0.29x
   Tangible Common Equity                                        0.29x     0.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                           # Ests   Revenue     EPS
--------------------------------------------------------------------------------
December-01                                              4     $10,871   $(0.57)
December-02                                              1     $15,560   $(0.05)
LT Growth                                               --          na       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                           Six Months Ended   Fiscal Years Ended
                                                Jun-01              Dec-00
                                           ----------------   -----------------
Revenue                                         -25.5%              424.2%
EBIT                                            -58.4%              167.8%
EBITDA                                          -61.4%              145.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
(1) Cash is not included in the calcuation for Net Debt due to the large requirements of cash working capital in the business.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                          Paris Corporation Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name Paris Corporation          Address 122 Kisel Road          Officers Dominic Toscani   Attorneys
          Symbol PBFI                City, State Zip Burlington, NJ 08016            Gerard Toscani    Auditors Goldenberg Rosenthal
Latest Fiscal YE 30-Sep-00                  Telephone 609-387-7300                   William Loman     Transfer Agent Chase Mellon
 Latest Rprt Per 30-Jun-01                     Fax 609-971-6658                                        Shareholder Services

Paris makes papers and other products for laser and inkjet printers, including its growing Burlington line, which has a marketing agreement with Microsoft's Picture It creative software products. Paris sells its products through office products distributors and retailers in North America. It also owns 57% of Signature, which markets office products to supermarkets and drugstores.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------

($ in thousands, except per share)

                                          Nine Months Ended   Fiscal Years Ended
                                  LTM     -----------------   ------------------
                                 Jun-01    Jun-01    Jun-00    Sep-00   Sep-99
                                -------   -----------------   ------------------
Revenue                         $43,232   $32,278   $32,057   $43,011   $35,433
COGS                             37,743    27,887    28,665    38,521    31,358
                                -------   -------   -------   -------   -------
                 Gross Profit     5,489     4,391     3,392     4,490     4,075
Selling, General &
   Administrative                 4,238     3,319     3,318     4,237     3,808
Research & Development               --        --        --        --        --
Other Operating                      --        --        --        --        --
                                -------   -------   -------   -------   -------
             Operating Income     1,251     1,072        74       253       267
Interest Expense, net               149       149         7         7        58
Other, net                          940       602       672     1,010     1,250
                                -------   -------   -------   -------   -------
               Pre-tax Income     2,042     1,525       739     1,256     1,459
Taxes                               710       424       317       603       548
                                -------   -------   -------   -------   -------
             After-tax Income     1,332     1,101       422       653       911
Minority Interest                  (166)     (141)       35        10        50
Equity in Affiliates                 --        --        --        --        --
                                -------   -------   -------   -------   -------
        Normalized Net Income     1,166       960       457       663       961
Preferred Dividends                  --        --        --        --        --
                                -------   -------   -------   -------   -------
     Normalized Net Income to
                       Common   $ 1,166   $   960   $   457   $   663   $   961
                                =======   =======   =======   =======   =======
                         EBIT   $ 2,191   $ 1,674   $   746   $ 1,263   $ 1,517
  Depreciation & Amortization   $   656   $   299   $   371   $   728   $   556
                       EBITDA   $ 2,847   $ 1,973   $ 1,117   $ 1,991   $ 2,073
                        CAPEX   $  (368)  $  (320)  $   248   $   200   $   912
               EBITDA - CAPEX   $ 3,215   $ 2,293   $   869   $ 1,791   $ 1,161
     GAAP Operating Cash Flow   $ 2,354   $ 1,155   $  (840)  $   359   $   628
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                $    --   $    --   $    --   $    --   $    --
   Accounting Changes           $    --   $    --   $    --   $    --   $    --
   Discontinued Operations      $    --   $    --   $    --   $    --   $    --
   Extraordinary Items          $    --   $    --   $    --   $    --   $    --
   Total                        $    --   $    --   $    --   $    --   $    --
Total After-tax Special Items   $    --   $    --   $    --   $    --   $    --
Tax Provision on Special
Items                           $    --   $    --   $    --   $    --   $    --
Reported Taxes                  $   710   $   424   $   317   $   603   $   548
Reported Net Income             $ 1,166   $   960   $   457   $   663   $   961
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                          3,310     3,264     3,234     3,526
Basic Normalized EPS            $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
Basic Reported EPS              $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
Diluted Reported Weighted Avg
   Shares Out (000's)                       3,310     3,264     3,234     3,526
Diluted Normalized EPS          $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
Diluted Reported EPS            $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                  12.7%     13.6%     10.6%     10.4%     11.5%
S,G & A                             9.8%     10.3%     10.4%      9.9%     10.7%
Operating Income                    2.9%      3.3%      0.2%      0.6%      0.8%
Pre-Tax                             4.7%      4.7%      2.3%      2.9%      4.1%
EBIT                                5.1%      5.2%      2.3%      2.9%      4.3%
EBITDA                              6.6%      6.1%      3.5%      4.6%      5.9%
Normalized Net Income               2.7%      3.0%      1.4%      1.5%      2.7%
Reported Net Income                 2.7%      3.0%      1.4%      1.5%      2.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands, except per share)

                                                    As of            As of
                                                              -----------------
                                                  30-Jun-01    Sep-00    Sep-99
                                                  ---------   -----------------
Cash & Equivalents                                 $ 4,475    $ 2,828   $ 3,880
Marketable Securities                                4,062      3,686     3,567
                                                   -------    -----------------
Total Cash & Mkt Securities                          8,537      6,514     7,447
Accounts Receivable                                  5,401      5,422     5,959
Inventory                                            3,842      3,862     4,167
Other Current Assets                                   970      1,096       645
                                                   -------    -----------------
              Total Current Assets                  18,750     16,894    18,218
PPE, net                                             1,598      1,590     1,942
Intangibles, net                                        --         --        --
Investments                                             --        251       500
Other Assets                                           573        542       760
                                                   -------    -----------------
                      Total Assets                 $20,921    $19,277   $21,420
                                                   =======    =================

Accounts Payable                                   $ 3,564    $ 4,147   $ 5,197
Accrued Expenses                                       289        297       700
Short Term Debt                                      1,139         --        --
Short Term Capital Leases                               --         --        --
Other Current Liabilities                              366        330       623
                                                   -------    -----------------
         Total Current Liabilities                   5,358      4,774     6,520
Other LT Liabilities                                    --         --       219
Long Term Debt                                          --         --        --
Long Term Capital Leases                                --         --        --
Minority Interests                                     225         84        94
Pref Stock (Liq Value)                                  --         --        --
                                                   -------    -----------------
    Total Liabilities & Pref Stock                   5,583      4,858     6,833
                                                   -------    -----------------
Common Equity                                       15,338     14,419    14,587
                                                   -------    -----------------
        Total Liabilities & Equity                 $20,921    $19,277   $21,420
                                                   =======    =================

 Common Shares Outstanding (000's)                   3,271      3,938     3,938
              Cash Value per share                 $  2.61    $  1.65   $  1.89
              Book Value per share                 $  4.69    $  3.66   $  3.70
     Tangible Book Value per share                 $  4.69    $  3.66   $  3.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          7.99x      7.56x     5.95x
Inventory Turnover                                    9.80x      9.60x     7.53x
Asset Turnover                                        2.15x      2.11x     1.65x
Days Sales Outstanding                                45.7       48.3      61.4
Days Inventory Outstanding                            37.3       38.0      48.5
Days Payable Outstanding                              33.5       39.9      53.9
Return on Avg Assets                                   5.8%       3.3%       na
Return on Avg Common Equity                            7.8%       4.6%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         3.50      3.54        2.79
Quick Ratio                                           2.78      2.73        2.16
Total Debt                                         $ 1,364   $    84   $      94
Net Debt                                           $(7,173)  $(6,430)  $  (7,353)
Total Capitalization                               $16,702   $14,503   $  14,681
Total Debt/Total Capitalization                        8.2%      0.6%        0.6%
Net Debt/Total Capitalization                        -42.9%    -44.3%      -50.1%
Total Debt/EBITDA                                     0.48x     0.04x       0.05x
EBITDA/Interest Expense                              19.11x   284.43x      35.74x
EBITDA-CAPEX/Interest Expense                        21.58x   255.86x      20.02x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                               NasdaqSC
Stock Price                                                            $   2.80
52 Week High                                                           $   3.70
52 Week Low                                                            $   1.75
Avg. Daily Volume (000's)                                                     1
Beta                                                                         --
Shares Outstanding (000's)                                                3,270
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             1,000

Market Cap                                                             $9,156.0
Enterprise Value (EV)                                                  $1,983.0

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                  Multiple of
                                                              ------------------
                                                              Market Cap    EV
                                                              ------------------
Latest Twelve Months
   Revenue                                                       0.21x     0.05x
   EBIT                                                          4.18x     0.91x
   EBITDA                                                        3.22x     0.70x
   Normalized Net Income                                         7.85x     1.70x
   Basic Normalized EPS                                          7.78x
Projected
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean EPS                                                 na        na
   Dec-02 Mean EPS                                                 na        na
Most Recent Filing
   Assets                                                        0.44x     0.09x
   Common Equity                                                 0.60x     0.13x
   Tangible Common Equity                                        0.60x     0.13x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
-------------------------------------------------------------------------------
Year Ending                                               # Ests   Revenue   EPS
--------------------------------------------------------------------------------
December-01                                                 --       $--     $--
December-02                                                 --       $--     $--
LT Growth                                                   --        na      na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                          Nine Months Ended   Fiscal Years Ended
                                               Jun-01               Sep-00
                                          -----------------   ------------------
Revenue                                           0.7%              21.4%
EBIT                                            124.4%             -16.7%
EBITDA                                           76.6%              -4.0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes


--------------------------------------------------------------------------------

Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                 BCT International Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  BCT International           Address 3000 N.E. 30th Pl           Officer William Wilkerson
          Symbol  BCTI                City, State Zip Fort Lauderdale, FL 33306        Michael Hull
Latest Fiscal YE  28-Feb-01                    Telephone 954-563-1224                  Henry Johnson
 Latest Rprt Per  31-Aug-01                          Fax 954-565-0742

Attorneys
   Auditors PriceWaterhouseCoopers
Transfer Agent Registrar &
   Transfer Co

BCT International is a wholesale printing chain with 84 franchises in the US, Canada, and Argentina. The franchises specialize in thermography and make items such as business cards, letterheads, and labels, which are sold to retail printers, mailing centers, and superstores. BCT's Pelican Paper Products division supplies paper and printing equipment to the franchisees. The company also operates Orderprinting.com.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                                             Six Months Ended   Fiscal Years Ended
                                                    LTM      ----------------   ------------------
                                                   Aug-01    Aug-01    Aug-00    Feb-01    Feb-00
                                                   ------    ----------------   -------   -------
Revenue                                            $18,377   $9,021   $9,692    $19,048   $19,313
COGS                                                11,255    5,527    5,877     11,605    11,574
                                                   -------   ------   ------    -------   -------
                      Gross Profit                   7,122    3,494    3,815      7,443     7,739
Selling, General & Administrative                    7,142    3,240    2,553      6,455     6,619
Research & Development                                  --       --       --         --        --
Other Operating                                        245      114      101        232       189
                                                   -------   ------   ------    -------   -------
                  Operating Income                    (265)     140    1,161        756       931
Interest Expense, net                                 (424)    (312)    (269)      (381)     (336)
Other, net                                              --       --       --         --        --
                                                   -------   ------   ------    -------   -------
                    Pre-tax Income                     159      452    1,430      1,137     1,267
Taxes                                                   61      176      588        473       253
                                                   -------   ------   ------    -------   -------
                  After-tax Income                      98      276      842        664     1,014
Minority Interest                                       --       --       --         --        --
Equity in Affiliates                                    --       --       --         --        --
                                                   -------   ------   ------    -------   -------
   Normalized Net Income                                98      276      842        664     1,014
Preferred Dividends                                     --       --       --         --        --
                                                   -------   ------   ------    -------   -------
   Normalized Net Income to Common                 $    98   $  276   $  842    $   664   $ 1,014
                                                   =======   ======   ======    =======   =======

                              EBIT                 $  (265)  $  140   $1,161    $   756   $   931
       Depreciation & Amortization                 $   245   $  114   $  101    $   232   $   189
                            EBITDA                 $   (20)  $  254   $1,262    $   988   $ 1,120
                             CAPEX                 $    69   $   51   $  132    $   150   $   262
                      EBITDA CAPEX                 $   (89)  $  203   $1,130    $   838   $   858
          GAAP Operating Cash Flow                 $ 2,171   $1,456   $ (399)   $   316   $ 1,437
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                                   $    --   $   --   $   --    $    --   $    --
   Accounting Changes                              $    --   $   --   $   --    $    --   $    --
   Discontinued Operations                         $    --   $   --   $  (31)   $   (31)  $  (357)
   Extraordinary Items                             $    --   $   --   $   --    $    --   $   941
   Total                                           $    --   $   --   $  (31)   $   (31)  $   584
Total After-tax Special Items                      $    --   $   --   $   --    $    --   $    --
Tax Provision on Special Items                     $    --   $   --   $  (31)   $   (31)  $   584
Reported Taxes                                     $    61   $  176   $  557    $   442   $   837
Reported Net Income                                $    98   $  276   $  842    $   664   $ 1,014
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                   --       --      5,214     5,257
Basic Normalized EPS                                    na       na       na    $  0.13   $  0.19
Basic Reported EPS                                      na       na       na    $  0.13   $  0.19
Diluted Reported Weighted Avg Shares Out (000's)                 --       --      5,235     5,388
Diluted Normalized EPS                                  na       na       na    $  0.13   $  0.19
Diluted Reported EPS                                    na       na       na    $  0.13   $  0.19
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                               Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------------------------
Core Gross Profit                                     38.8%    38.7%    39.4%      39.1%     40.1%
S,G & A                                               38.9%    35.9%    26.3%      33.9%     34.3%
Operating Income                                      -1.4%     1.6%    12.0%       4.0%      4.8%
Pre-Tax                                                0.9%     5.0%    14.8%       6.0%      6.6%
EBIT                                                  -1.4%     1.6%    12.0%       4.0%      4.8%
EBITDA                                                -0.1%     2.8%    13.0%       5.2%      5.8%
Normalized Net Income                                  0.5%     3.1%     8.7%       3.5%      5.3%
Reported Net Income                                    0.5%     3.1%     8.7%       3.5%      5.3%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands, except per share)                                   As of
                                                    As of     -----------------
                                                  31-Aug-01    Feb-01   Feb-00
                                                  ---------   -----------------
Cash & Equivalents                                 $ 3,170    $ 1,799   $ 1,906
Marketable Securities                                   --         --        --
                                                   -------    -----------------
Total Cash & Mkt Securities                          3,170      1,799     1,906
Accounts Receivable                                  2,043      3,568     3,293
Inventory                                            2,375      2,352     2,359
Other Current Assets                                   582        455       890
                                                   -------    -----------------
                Total Current Assets                 8,170      8,174     8,448
PPE, net                                               423        473       529
Intangibles, net                                       219        232       258
Investments                                                        --        --
Other Assets                                         7,344      7,311     8,086
                                                   -------    -----------------
                        Total Assets               $16,156    $16,190   $17,321
                                                   =======    =================

Accounts Payable                                   $   286    $   597   $ 1,111
Accrued Expenses                                       563        403     1,349
Short Term Debt                                         86         86       104
Short Term Capital Leases                               --         --        --
Other Current Liabilities                              167        167       218
                                                   -------    -----------------
      Total Current Liabilities                      1,102      1,253     2,782
Other LT Liabilities                                   320        417       453
Long Term Debt                                         194        236       330
Long Term Capital Leases                                --         --        --
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --        --
                                                   -------    -----------------
      Total Liabilities & Pref Stock                 1,616      1,906     3,565
                                                   -------    -----------------
 Common Equity                                      14,540     14,284    13,756
                                                   -------    -----------------
          Total Liabilities & Equity               $16,156    $16,190   $17,321
                                                   =======    =================

Common Shares Outstanding (000's)                    5,828      5,822     5,822
                Cash Value per share               $  0.54    $  0.31   $  0.33
                Book Value per share               $  2.49    $  2.45   $  2.36
       Tangible Book Value per share               $  2.46    $  2.41   $  2.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          6.55x      5.55x     5.86x
Inventory Turnover                                    4.76x      4.93x     4.91x
Asset Turnover                                        1.14x      1.14x     1.12x
Days Sales Outstanding                                55.7       65.7      62.2
Days Inventory                                        76.6       74.1      74.4
Outstanding
Days Payable Outstanding                               8.6       17.0      22.1
Return on Avg Assets                                   0.6%       4.0%       na
Return on Avg Common Equity                            0.7%       4.7%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         7.41       6.52      3.04
Quick Ratio                                           5.26       4.65      2.19
Total Debt                                         $   280    $   322   $   434
Net Debt                                           $(2,890)   $(1,477)  $(1,472)
Total Capitalization                               $14,820    $14,606   $14,190
Total Debt/Total Capitalization                        1.9%       2.2%      3.1%
Net Debt/Total Capitalization                        -19.5%     -10.1%    -10.4%
Total Debt/EBITDA                                       na       0.33x     0.39x
EBITDA/Interest Expense                                 na         na        na
EBITDA-CAPEX/Interest Expense                           na         na        na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                             9-Oct-01
Exchange                                                                 OTC BB
Stock Price                                                            $   0.78
52 Week High                                                           $   1.94
52 Week Low                                                            $   0.57
Avg. Daily Volume (000's)                                                     7
Beta                                                                       0.47
Shares Outstanding (000's)                                                5,828
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             2,700

Market Cap                                                             $4,545.8
Enterprise Value (EV)                                                  $1,655.8

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                     8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                  Multiple of
                                                              ------------------
                                                              Market Cap    EV
                                                              ------------------
Latest Twelve Months
   Revenue                                                       0.25x     0.09x
   EBIT                                                            na        na
   EBITDA                                                          na        na
   Normalized Net Income                                        46.39x     6.90x
   Basic Normalized EPS                                            na
Projected
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean EPS                                                 na        na
   Dec-02 Mean EPS                                                 na        na
Most Recent Filing
   Assets                                                        0.28x     0.10x
   Common Equity                                                 0.31x     0.11x
   Tangible Common Equity                                        0.32x     0.12x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                               # Ests   Revenue   EPS
--------------------------------------------------------------------------------
December-01                                                 --       $--     $--
December-02                                                 --       $--     $--
LT Growth                                                   --        na      na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                           Six Months Ended   Fiscal Years Ended
                                                 Aug-01             Feb-01
                                           ----------------   ------------------
Revenue                                          -6.9%               -1.4%
EBIT                                            -87.9%              -18.8%
EBITDA                                          -79.9%              -11.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
FY00 & FY01 discontinued operation are losses from Company owned franchises. FY00 extraordinary item is legal settlement.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

                             BCT International, Inc.

                         Comparable Transaction Analysis

                                                               [LOGO] CAPITALINK

                                                        Smart Investment Banking

Comparable Transaction Analysis - Implied Value - BCT International

($ in thousands)

                                                LTM     LTM May 01   LTM Aug 01
                                              Revenue      EBITDA       EBITDA
                                              -------   ----------   ----------
BCT International                             $18,377     $   388       $ (20)

--------------------------------------------------------------------------------

Comparable Companies Multiples

   High                                           1.4x       13.8x       13.8x
   Mean                                           0.7         8.9         8.9
   Median                                         0.7         8.7         8.7
   Low                                            0.2         5.3         5.3

Implied Range of Enterprise Value

   High                                       $25,060     $ 5,341          na
   Mean                                        13,747       3,461          na
   Median                                      13,541       3,364          na
   Low                                          3,121       2,060          na

Implied Range of Market Value (1)

   High                                       $30,770     $11,051          na
   Mean                                        19,457       9,171          na
   Median                                      19,251       9,074          na
   Low                                          8,831       7,770          na

Implied Range of Market Value Per Share (2)

   High                                       $  5.27     $  1.89          na
   Mean                                          3.33        1.57          na
   Median                                        3.29        1.55          na
   Low                                           1.51        1.33          na

--------------------------------------------------------------------------------

----------
(1) Assumes Net Debt of ($5,710) as of Aug 31, 2001 [See Company DCF Analysis for calculation].
(2) Assumes 5,843 shares outstanding. [See Company DCF Analysis for calculation.]

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Transaction Analysis - BCT International
($ in millions)

                                                                             TTM                  MRQ
                                                                       ---------------  --------------------------
Announced   Closing                                                                                   Net Tangible  Enterprise
  Date       Date         Acquiror     Target/Transaction Description  Revenue  EBITDA  Total Assets    Equity       Value (1)
---------  ---------  ---------------  ------------------------------  -------  ------  ------------  ------------  ----------
31-May-01  31-May-01  Troy Group, Inc  Extended Systems of Idaho        10.60      na       3.30         2.70          1.80
                      (NASD: TROY)     Printing Solutions Business

27-Jun-00  27-Jun-00  ImageX.com       Howard Press Limited
                      (NASD: IMGX)     Partnership                      29.10    2.50      13.80           na         19.30
                                       Provides Commercial Printing
                                       Services

25-Feb-00  25-Feb-00  Workflow         ALF Graphics                      8.00      na         na           na          4.50
                      Management       Provides Commercial Printing
                      (NASD: WORK)     Services

14-Jul-99  14-Jul-99  Cunningham       Inte MVP Graphics                 7.10    0.47       2.62         0.35          6.47
                      Graphics         Provides Commercial Printing
                      (NASD: CGII)     Services

23-Apr-99  1-Jul-99   Disc Graphics    Contemporary Color Graphics       7.50    0.84       2.70           na          7.50
                      (SC: DSGR)       Supplier of Sheet-Fed Printing
                                       Services

3-Jun-99   3-Jun-99   Workflow         Graphic Management Corp          30.00      na         na           na         14.00
                      Management       Provides Commercial Printing
                      (NASD: WORK)     Services

23-Mar-99  23-Mar-99  Master Graphics  Columbia Graphics                28.50    2.50      11.10         1.70         21.00
                      Inc              Provides Commercial Printing
                      (NASD: MAGR)     Services

11-Mar-99  14-Apr-99  Merrill Corp     Daniels Printing                 66.76    6.10      19.33         2.49         57.30
                      (NASD: MRLL)     Provides Commercial Printing
                                       Services

17-Feb-99  17-Feb-99  Cunningham       Boston Towne Press                4.40    1.13       2.48         1.63          6.00
                      Graphics Inte    Provides Commercial Printing
                      (NASD: CGII)     Services

                                                                                                                    Price Paid as
                                                                       Enterprise Value as Multiple of               Multiple of
Announced   Closing                                                    -------------------------------    Total      Net Tangible
  Date       Date         Acquiror     Target/Transaction Description   Revenue  EBITDA  Total Assets   Price Paid      Equity
---------  ---------  ---------------  ------------------------------   -------  ------  ------------   ----------  -------------
31-May-01  31-May-01  Troy Group, Inc  Extended Systems of Idaho          0.2       na       0.5x           1.80          0.7x
                      (NASD: TROY)     Printing Solutions Business

27-Jun-00  27-Jun-00  ImageX.com       Howard Press Limited
                      (NASD: IMGX)     Partnership                        0.7      7.7       1.4           19.30           na
                                       Provides Commercial Printing
                                       Services

25-Feb-00  25-Feb-00  Workflow         ALF Graphics                       0.6       na        na            4.50           na
                      Management       Provides Commercial Printing
                      (NASD: WORK)     Services

14-Jul-99  14-Jul-99  Cunningham       Inte MVP Graphics                  0.9     13.8       2.5            4.80         13.7
                      Graphics         Provides Commercial Printing
                      (NASD: CGII)     Services

23-Apr-99  1-Jul-99   Disc Graphics    Contemporary Color Graphics        1.0      8.9       2.8            6.10           na
                      (SC: DSGR)       Supplier of Sheet-Fed Printing
                                       Services

3-Jun-99   3-Jun-99   Workflow         Graphic Management Corp            0.5       na        na           14.00           na
                      Management       Provides Commercial Printing
                      (NASD: WORK)     Services

23-Mar-99  23-Mar-99  Master Graphics  Columbia Graphics                  0.7      8.4       1.9           20.80         12.2
                      Inc              Provides Commercial Printing
                      (NASD: MAGR)     Services

11-Mar-99  14-Apr-99  Merrill Corp     Daniels Printing                   0.9      9.4       3.0           44.00         17.7
                      (NASD: MRLL)     Provides Commercial Printing
                                       Services

17-Feb-99  17-Feb-99  Cunningham       Boston Towne Press                 1.4      5.3       2.4            5.60          3.4
                      Graphics Inte    Provides Commercial Printing
                      (NASD: CGII)     Services

                                                               -------------------------------------------------------------------
                                                               High       1.4x    13.8x      3.0x                        17.7x
                                                               Mean       0.7      8.9       2.1                          9.5
                                                               Median     0.7      8.7       2.4                         12.2
                                                               Low        0.2      5.3       0.5                          0.7
                                                               -------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.

Sources of information: Bloomberg, SEC Edgar Filings, World M&A Network, Done Deals, BizComps, Multex, Inc., Mergerstat, Thomson Financial & Company Press

                             BCT International, Inc.

                          Discounted Cash Flow Analysis

                                                                      CAPITALINK

                                                        Smart Investment Banking

Detailed Profit and Loss - Management Case

($ in thousands)

                                        Actual                          Projected
                                -----------------------------------------------------------------------
                                     FY ended        6 Mths      6 Mths              FY ended
                                  February 28/29    Mar - Aug   Sep - Feb         February 28/29
                                -----------------                           ---------------------------
                                 2000      2001       2001        2002        2002      2003      2004
                                -----------------------------   ---------   ---------------------------
Revenues
   Royalty Income               $ 5,394   $ 5,267     $2,614     $2,543     $ 5,157   $ 4,877   $ 4,829
   Pelican Paper Sales           13,881    13,424      6,385      6,144      12,529    11,693    10,913
   Franchise Sales                   27        46         22         18          40        40        40
   AMOS & Orderprinting.
   com & O                          952       311        139        130         269       282       297
                                ----------------------------     ------     ---------------------------
   Total                        $ 20,25   $19,048     $9,160     $8,835     $17,995   $16,893   $16,079

Cost of Goods Sold
   Cost of Sales Paper           11,574    11,605      5,527      5,394      10,921    10,193     9,513
                                ----------------------------     ------     ---------------------------

Gross Margin                    $ 8,680   $ 7,443     $3,633     $3,441     $ 7,074   $ 6,700     6,566

Less Operating Expenses
   Salaries and Employee
      Benefits                              2,787      1,660      1,367       3,027     2,740     2,822
   General and Administrative
      Expenses                                574        235        335         570       599       616
   IT Programming Costs                       669        258        199         457       550       550
   Occupancy Costs                            204         93         89         182       187       193
   Travel and Entertainment                   375        177        193         370       389       396
   Professional Fees                          236        251        328         579       200       206
   Bad Debt Expense                         1,452        450        450         900       900       900
   Management Incentive                       125        100        100         200       250       250
   Net Loss Company Plants                     31         16         68          84       120        75
                                ----------------------------     ------     ---------------------------
   Total                           6619      6453     $ 3240       3129        6369      5934      6009

EBITDA                          $ 2,061   $   990        393     $  312     $   705   $   766   $   557

                                    Actual                          Projected
                              -----------------------------------------------------
                                   FY ended        6 Mths            FY ended
                               February 28/29    Sep - Feb        February 28/29
                              ----------------               ----------------------
                                2000    2001       2002       2002    2003   2004
                                ------------     ---------   -----   -------------
Growth Assumptions
Royalty Income                          -2.4%       -2.7%     -2.1%   -5.4%   -1.0%
Pelican Paper Sales                     -3.3%       -3.8%     -6.7%   -6.7%   -6.7%
Franchise Sales                         70.4%      -18.2%    -13.0%    0.0%    0.0%
AMOS & Orderprinting
   .com & Other                        -67.3%       -6.5%    -13.5%    5.0%    5.0%
Total                           ------------       -----     -----   -------------
                                        -6.0%       53.6%     -5.5%   -6.1%   -4.8%

Cost of Paper Sales
   Margin                       16.6%   13.6%       12.2%     12.8%   12.8%   12.8%

Gross Margin                    42.9%   39.1%       38.9%     39.3%   39.7%   40.8%
Salaries and Employee
   Benefits                                        -17.7%      8.6%   -9.5%    3.0%
General and Administrative
   Expenses                     42.6    -0.7%        5.0%      3.0%
IT Programming Costs                               -22.9%    -31.7%   20.4%    0.0%
Occupancy Costs                                     -4.3%    -10.8%    3.0%    3.0%
Travel and Entertainment                             9.0%     -1.3%    5.0%    2.0%
Professional Fees                                   30.7%    145.3%  -65.5%    3.0%
Bad Debt Expense                                     0.0%    -38.0%    0.0%    0.0%
Management Incentive                                 0.0%     60.0%   25.0%    0.0%
Net Loss Company Plants                            325.0%    171.0%   42.9%  -37.5%
                                ------------       -----     -----   -------------
                                        -2.5%       -3.4%     -1.3%   -6.8%    1.3%

EBITDA %                        10.2%    5.2%        3.5%      3.9%    4.5%    3.5%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)                               Terminal Value - Revenue Multiple

Free Cash Flows
                                                     Actual                        Projected
                                         -----------------------------   -----------------------------
                                              FY ended         6 Mths      6 Mths         FY ended
                                           February 28/29    Mar - Aug   Sep - Feb     February 28/29
                                         -----------------                           -----------------
                                           2000      2001       2001        2002       2003      2004
                                         -----------------------------   -----------------------------
Revenue                                  $20,254   $19,048     $9,160      $8,835    $16,893   $16,079
   Cost of Sales                          11,574    11,605      5,527       5,394     10,193     9,513
                                         -----------------------------   -----------------------------
   Gross Margin                            8,680     7,443      3,633       3,441      6,700     6,566
   Operating Expenses                      6,619     6,455      3,240       3,129      5,934     6,009
                                         -----------------------------   -----------------------------
EBITDA                                     2,061       988        393         312        766       557
   less: Deprec. & Amort.                    189       232        114         137        220       220
                                         -----------------------------   -----------------------------
EBIT                                       1,872       756        279         175        546       337
   Income Taxes                              837       442        176          69        216       133
                                         -----------------------------   -----------------------------
After-tax Income before Interest           1,035       314        103         106        330       204
   Add: Deprec. & Amort.                     189       232        114         137        220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)     1,374        (659)       262       237
   Less: Capital Expenditures                262       150         51          99        250       150
                                         -----------------------------   -----------------------------
Free Cash Flows                          $ 2,327   $(1,109)    $1,540      $ (515)   $   562   $   511
                                         =============================   =============================

Estimated Range of Enterprise Values

                                           Terminal Revenue Multiple
Discount                     ---------------------------------------------------
  Rate                        0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
--------------------------------------------------------------------------------
16.0%                        $1,488   $2,639   $3,791   $4,942   $6,094   $7,245
18.5%                        $1,407   $2,505   $3,602   $4,700   $5,797   $6,895
                                               ---------------
21.0%                        $1,332   $2,379   $3,426   $4,473   $5,520   $6,567
23.5%                        $1,261   $2,261   $3,261   $4,261   $5,261   $6,261
                                               ---------------
26.0%                        $1,195   $2,151   $3,106   $4,062   $5,018   $5,974
28.5%                        $1,132   $2,047   $2,962   $3,876   $4,791   $5,705

                                                        ------
                                       Average of Box   $3,855
                                                        ------

Estimated Range of Equity Values

                                         Terminal Revenue Multiple
Discount                  ------------------------------------------------------
  Rate                     0.10x    0.20x    0.30x    0.40x     0.50x     0.60x
--------------------------------------------------------------------------------
16.0%                     $7,198   $8,349   $9,501   $10,652   $11,804   $12,955
18.5%                     $7,117   $8,215   $9,312   $10,410   $11,507   $12,605
                                            ----------------
21.0%                     $7,042   $8,089   $9,136   $10,183   $11,230   $12,277
23.5%                     $6,971   $7,971   $8,971   $ 9,971   $10,971   $11,971
                                            ----------------
26.0%                     $6,905   $7,861   $8,816   $ 9,772   $10,728   $11,684
28.5%                     $6,842   $7,757   $8,672   $ 9,586   $10,501   $11,415

                                                     -------
                                    Average of Box   $ 9,565
                                                     -------

                                     ---------------------------------
                                     Terminal Value - Revenue Multiple
                                     ---------------------------------

Terminal Values

                                           Terminal Revenue Multiple
                             ---------------------------------------------------
                              0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
                             ---------------------------------------------------
Revenue Terminal Value       $1,608   $3,216   $4,824   $6,432   $8,039   $9,647
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                         Terminal Revenue Multiple
Discount                          ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
-------------------------------------------------------------------------------
16.0%                              77.4%   87.2%   91.1%   93.2%   94.5%   95.4%
18.5%                              78.0%   87.6%   91.4%   93.4%   94.7%   95.5%
                                                  -------------
21.0%                              78.6%   88.0%   91.7%   93.6%   94.8%   95.7%
23.5%                              79.3%   88.5%   92.0%   93.9%   95.0%   95.8%
                                                  -------------
26.0%                              80.0%   88.9%   92.3%   94.1%   95.2%   96.0%
28.5%                              80.8%   89.4%   92.6%   94.4%   95.5%   96.2%

                                                          -----
                                         Average of Box   92.8%
                                                          -----

Estimated Range of Equity Values per Share

                                            Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
16.0%                              $1.23   $1.43   $1.63   $1.82   $2.02   $2.22
18.5%                              $1.22   $1.41   $1.59   $1.78   $1.97   $2.16
                                                   -------------
21.0%                              $1.21   $1.38   $1.56   $1.74   $1.92   $2.10
23.5%                              $1.19   $1.36   $1.54   $1.71   $1.88   $2.05
                                                   -------------
26.0%                              $1.18   $1.35   $1.51   $1.67   $1.84   $2.00
28.5%                              $1.17   $1.33   $1.48   $1.64   $1.80   $1.95

                                                           -----
                                          Average of Box   $1.64
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                                     Actual                          Projected
                                         -----------------------------   -----------------------------
                                              FY ended         6 Mths     6 Mths          FY ended
                                           February 28/29    Mar - Aug   Sep - Feb     February 28/29
                                         -----------------                           -----------------
                                           2000      2001       2001        2002       2003      2004
                                         -----------------------------   -----------------------------
Revenue                                  $20,254   $19,048    $ 9,160      $8,835    $16,893   $16,079
   Cost of Sales                          11,574    11,605      5,527       5,394     10,193     9,513
                                         -----------------------------   -----------------------------
   Gross Margin                            8,680     7,443      3,633       3,441      6,700     6,566
   Operating Expenses                      6,619     6,455      3,240       3,129      5,934     6,009
                                         -----------------------------   -----------------------------
EBITDA                                     2,061       988        393         312        766       557
   less: Deprec. & Amort.                    189       232        114         137        220       220
                                         -----------------------------   -----------------------------
EBIT                                       1,872       756        279         175        546       337
   Income Taxes                              837       442        176          69        216       133
                                         -----------------------------   -----------------------------
After-tax Income before Interest           1,035       314        103         106        330       204
   Add: Deprec. & Amort.                     189       232        114         137        220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)     1,374        (659)       262       237
   Less: Capital Expenditures                262       150         51          99        250       150
                                         -----------------------------   -----------------------------
Free Cash Flows                          $ 2,327   $(1,109)   $ 1,540      $ (515)   $   562   $   511
                                         =============================   =============================

Estimated Range of Enterprise Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                        $1,135   $1,334   $1,534   $1,633   $1,833   $2,032
18.5%                        $1,070   $1,261   $1,451   $1,546   $1,736   $1,926
                                               ---------------
21.0%                        $1,010   $1,192   $1,373   $1,464   $1,645   $1,827
23.5%                        $  954   $1,127   $1,301   $1,387   $1,561   $1,734
                                               ---------------
26.0%                        $  901   $1,067   $1,233   $1,315   $1,481   $1,647
28.5%                        $  852   $1,010   $1,169   $1,248   $1,406   $1,565

                                                        ------
                                       Average of Box   $1,381
                                                        ------

Estimated Range of Equity Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                        $6,845   $7,044   $7,244   $7,343   $7,543   $7,742
18.5%                        $6,780   $6,971   $7,161   $7,256   $7,446   $7,636
                                               ---------------
21.0%                        $6,720   $6,902   $7,083   $7,174   $7,355   $7,537
23.5%                        $6,664   $6,837   $7,011   $7,097   $7,271   $7,444
                                               ---------------
26.0%                        $6,611   $6,777   $6,943   $7,025   $7,191   $7,357
28.5%                        $6,562   $6,720   $6,879   $6,958   $7,116   $7,275

                                                        ------
                                       Average of Box   $7,091
                                                        ------

                                       Terminal Value - EBITDA Multiple

Terminal Values

                                           Terminal EBITDA Multiple
                             ---------------------------------------------------
                              2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                             ---------------------------------------------------
EBITDA Terminal Value        $1,114   $1,393   $1,672   $1,811   $2,090   $2,368
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                             Terminal EBITDA Multiple
Discount                          ----------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
16.0%                              98.2%   74.8%   78.1%   79.4%   81.6%   83.4%
18.5%                              71.1%   75.4%   78.6%   80.0%   82.2%   83.9%
                                                   ------------
21.0%                              71.8%   76.1%   79.3%   80.6%   82.7%   84.4%
23.5%                              72.6%   76.9%   79.9%   81.2%   83.3%   84.9%
                                                   ------------
26.0%                              73.5%   77.6%   80.6%   81.9%   83.9%   85.5%
28.5%                              74.4%   78.4%   81.4%   82.5%   84.5%   86.1%
                                                          -----
                                         Average of Box    80.2%
                                                          -----

Estimated Range of Equity Values per Share

                                              Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
16.0%                              $1.17   $1.21   $1.24   $1.26   $1.29   $1.33
18.5%                              $1.16   $1.19   $1.23   $1.24   $1.27   $1.31
                                                   -------------
21.0%                              $1.15   $1.18   $1.21   $1.23   $1.26   $1.29
23.5%                              $1.14   $1.17   $1.20   $1.21   $1.24   $1.27
                                                   -------------
26.0%                              $1.13   $1.16   $1.19   $1.20   $1.23   $1.26
28.5%                              $1.12   $1.15   $1.18   $1.19   $1.22   $1.25
                                                           -----
                                          Average of Box   $1.21
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                                     Actual                        Projected
                                         -----------------------------   -----------------------------
                                              FY ended                                   FY ended
                                           February 28/29      6 Mths     6 Mths      February 28/29
                                         -----------------   Mar - Aug   Sep - Feb   -----------------
                                           2000      2001      2001        2002        2003     2004
                                         -----------------------------   -----------------------------
Revenue                                  $20,254   $19,048    $9,160      $8,835     $16,893   $16,079
   Cost of Sales                          11,574    11,605     5,527       5,394      10,193     9,513
                                         ---------------------------     -----------------------------
   Gross Margin                            8,680     7,443     3,633       3,441       6,700     6,566
   Operating Expenses                      6,619     6,455     3,240       3,129       5,934     6,009
                                         ---------------------------     -----------------------------
EBITDA                                     2,061       988       393         312         766       557
   less: Deprec. & Amort.                    189       232       114         137         220       220
                                         ---------------------------     -----------------------------
EBIT                                       1,872       756       279         175         546       337
   Income Taxes                              837       442       176          69         216       133
                                         ---------------------------     -----------------------------
After-tax Income before Interest           1,035       314       103         106         330       204
   Add: Deprec. & Amort.                     189       232       114         137         220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)    1,374        (659)        262       237
   Less: Capital Expenditures                262       150        51          99         250       150
                                         ---------------------------     -----------------------------
Free Cash Flows                          $ 2,327   $(1,109)   $1,540      $ (515)    $   562   $   511
                                         ===========================     =============================

Estimated Range of Enterprise Values

                                       Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
  Rate                        4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------
16.0%                        $3,795   $3,877   $3,962   $4,052   $4,145   $4,243
18.5%                        $3,038   $3,092   $3,149   $3,207   $3,268   $3,331
                                               ---------------
21.0%                        $2,505   $2,543   $2,583   $2,624   $2,666   $2,710
23.5%                        $2,109   $2,138   $2,167   $2,197   $2,228   $2,260
                                               ---------------
26.0%                        $1,805   $1,827   $1,849   $1,872   $1,895   $1,919
28.5%                        $1,563   $1,580   $1,598   $1,616   $1,634   $1,653

                                                        ------
                                       Average of Box   $2,393
                                                        ------

Estimated Range of Equity Values

                                       Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
  Rate                        4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------
16.0%                        $9,505   $9,587   $9,672   $9,762   $9,855   $9,953
18.5%                        $8,748   $8,802   $8,859   $8,917   $8,978   $9,041
                                               ---------------
21.0%                        $8,215   $8,253   $8,293   $8,334   $8,376   $8,420
23.5%                        $7,819   $7,848   $7,877   $7,907   $7,938   $7,970
                                               ---------------
26.0%                        $7,515   $7,537   $7,559   $7,582   $7,605   $7,629
28.5%                        $7,273   $7,290   $7,308   $7,326   $7,344   $7,363

                                                        ------
                                       Average of Box   $8,103
                                                        ------

                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------

Terminal Values

                                           Terminal Perpetual Growth Rates
                                   ---------------------------------------------

                                   ---------------------------------------------
                                   4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
                                   ---------------------------------------------
EBITDA                              $579    $581    $582    $584    $585    $586
   less: Deprec. & Amort.             --      --      --      --      --      --
                                    --------------------------------------------
EBIT                                 579     581     582     584     585     586
   Income Taxes                       --      --      --      --      --      --
                                    --------------------------------------------
After-tax Income before Int.         579     581     582     584     585     586
   Add: Deprec. & Amort.              --      --      --      --      --      --
   Add: (Used) from by Net WC         --      --      --      --      --      --
   Less: Capital Expenditures         --      --      --      --      --      --
                                    --------------------------------------------
Free Cash Flows                     $579    $581    $582    $584    $585    $586
                                    ============================================

Disc Rate                             Perpetual Growth Terminal Values
--------------------------------------------------------------------------------
16.0%                        $4,829   $4,944   $5,063   $5,188   $5,319   $5,455
18.5%                        $3,997   $4,076   $4,159   $4,245   $4,334   $4,426
21.0%                        $3,409   $3,468   $3,529   $3,592   $3,657   $3,724
23.5%                        $2,972   $3,018   $3,065   $3,113   $3,163   $3,214
26.0%                        $2,634   $2,671   $2,708   $2,747   $2,786   $2,826
28.5%                        $2,365   $2,395   $2,426   $2,458   $2,490   $2,522

Discounted Terminal Values as Percentage of Enterprise Values

                                         Terminal Perpetual Growth Rates
Discount                           ---------------------------------------------
  Rate                             4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
16.0%                              91.1%   91.3%   91.5%   91.7%   91.9%   92.1%
18.5%                              89.8%   90.0%   90.2%   90.3%   90.5%   90.7%
                                                   ------------
21.0%                              88.6%   88.8%   89.0%   89.2%   89.3%   89.5%
23.5%                              87.6%   87.8%   88.0%   88.1%   88.3%   88.5%
                                                   ------------
26.0%                              86.8%   86.9%   87.1%   87.2%   87.4%   87.6%
28.5%                              86.1%   86.2%   86.4%   86.5%   86.7%   86.8%

                                                           ----
                                          Average of Box   88.6%
                                                           ----

Estimated Range of Equity Values per Share

                                         Terminal Perpetual Growth Rates
Discount                           ---------------------------------------------
  Rate                             4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
16.0%                              $1.63   $1.64   $1.66   $1.67   $1.69   $1.70
18.5%                              $1.50   $1.51   $1.52   $1.53   $1.54   $1.55
                                                   -------------
21.0%                              $1.41   $1.41   $1.42   $1.43   $1.43   $1.44
23.5%                              $1.34   $1.34   $1.35   $1.35   $1.36   $1.36
                                                   -------------
26.0%                              $1.29   $1.29   $1.29   $1.30   $1.30   $1.31
28.5%                              $1.24   $1.25   $1.25   $1.25   $1.26   $1.26

                                                           -----
                                          Average of Box   $1.39
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Long Term and Equity Assumptions - Management Case

($ in thousands)

                                                    Actual                            Projected
                                         ---------------------------   --------------------------------------
                                             FY ended                                 FY ended
                                          February 28/29     6 Mths      6 Mths    February 28/29
                                         ---------------   Mar - Aug   Sep - Feb   ---------------   Terminal
                                          2000     2001      2001        2002      2003     2004      Period
                                         ---------------   ---------   --------------------------------------
Existing Fixed Assets
   Gross Assets                          $1,633   $1,707     $1,759      $1,759    $1,759   $1,759
      Less Acc Deprec                     1,104    1,234      1,335       1,439     1,563    1,657
                                         --------------------------      -------------------------
   Net Book Value                        $  529   $  473     $  424      $  320    $  196   $  102
                                         ==========================      =========================
   Deprec Expense                        $  163   $  206     $  101      $  104    $  124   $   94     $--
                                         ==========================      =================================

New Fixed Assets

   Capex                                                                 $   99    $  250   $  150     $--
   Total Capex                                                           =================================

                          Years
   Deprec Expense           5                                            $   20    $   70   $  100     $--
                                                                         =================================

   Net Book Value
      Mach & Equip                                                       $   99    $  349   $  499
   Gross Assets                                                          $   99    $  349   $  499
      Less Acc Deprec                                                        20        90      190
                                                                         -------------------------
   Net Book Value                                                        $   79    $  259   $  309
                                                                         =========================

Total Assets
   Gross Assets                          $1,633   $1,707     $1,759      $1,858    $2,108   $2,258
      Less Acc Deprec                     1,104    1,234      1,335       1,459     1,653    1,847
                                         --------------------------      -------------------------
   Net Book Value                        $  529   $  473     $  424      $  399    $  455   $  411
                                         ==========================      =========================
   Deprec Expense                        $  163   $  206     $  101      $  124    $  194   $  194     $--
                                         ==========================      =================================

Intangibles
   Gross Intangible                      $  474   $  474     $  474      $  474    $  474   $  474
      Less Acc Amort                        216      242        255         268       294      320
                                         --------------------------      -------------------------
   Net Book Value                        $  258   $  232     $  219      $  206    $  180   $  154
                                         ==========================      =========================
   Amort Expense                         $   26   $   26     $   13      $   13    $   26   $   26     $--
                                         ==========================      =================================

Deprec & Amort Expense                   $  189   $  232     $  114      $  137    $  220   $  220     $--
                                         ==========================      =================================

                                                                         Actual
                                                                         as of
                                                                        8/31/01
                                                                        -------
Equity Value Assumptions
   Debt & Other Obligations
      Interest Bearing Debt                                                $322
      Contingent Liabilities                                                550
      Other                                                                  --
                                                                        -------
                                                                            872
                                                                        -------

   Less Cash

      Cash on Hand                                                        3,170
      Assumed cash from exercise of options                                  16
      Assumed value of notes                                              3,396
                                                                        -------
                                                                          6,582
                                                                        -------
   Net Debt                                                             $(5,710)
                                                                        =======

   Common Stock Equivalents (in thousands)
      Common Stock Outstanding                                            5,828
      Stock issued re Other                                                  --
                                                                        -------
                                                                          5,828
                                                                        -------

                                     Exercise  $
      Options in the money: Plan 1   $      1.09                             15
                            Plan 2   $        --                             --
                                                                        -------
                                                                             15
                                                                        -------
   Total Common Stock Equivalents                                         5,843
                                                                        =======

Sources of information: Company Financials, Projections and Management.

Operating and Working Capital Assumptions - Management Case

($ in thousands)

                                                Actual                            Projected
                                      --------------------------   --------------------------------------
                                         FY ended                                  FY ended
                                      February 28/29     6 Mths      6 Mths     February 28/29
                                      --------------   Mar - Aug   Sep - Feb   ---------------   Terminal
                                       2000    2001       2001       2002       2003     2004     Period
                                      --------------------------   --------------------------------------
Growth Statistics and Assumptions
   Revenue                               na     -6.0%       na       -53.6%     91.2%    -4.8%
   Cost of Sales                         na      0.3%       na       -53.5%     89.0%    -6.7%
   Operating Expenses                    na     -2.5%       na       -51.5%     89.7%     1.3%
   EBITDA                                na    -52.1%       na       -68.4%    145.4%   -27.2%
   EBIT                                  na    -59.6%       na       -76.9%    211.8%   -38.2%
   After-tax Income before Interest      na    -69.7%       na       -66.3%    211.8%   -38.2%

Profitability
   Gross Margin                        42.9%    39.1%     39.7%       38.9%     39.7%    40.8%
   EBITDA                              10.2%     5.2%      4.3%        3.5%      4.5%     3.5%
   EBIT                                 9.2%     4.0%      3.0%        2.0%      3.2%     2.1%
   After-tax Income before Interest     5.1%     1.6%      1.1%        1.2%      2.0%     1.3%

Income Tax Expense and Assumptions
   Statutory Tax Rate                                                 39.5%     39.5%    39.5%
   Effective Tax Rate                  44.7%    58.5%     63.1%       39.5%     39.5%    39.5%      0.0%

   Current Period Tax                 $ 837   $  442     $ 176       $  69     $ 216    $ 133
   NOL Usage                             --       --        --          --        --       --
                                      ------------------------       ------------------------
      Income Tax Expense              $ 837   $  442     $ 176       $  69     $ 216    $ 133
                                      ========================       ========================
   Ending NOL Balance                                    $  --       $  --     $  --    $  --
                                                         =====       ========================

                                                     Actual                             Projected
                                          ----------------------------   --------------------------------------
                                              FY ended        6 Mths      6 Mths        FY ended
                                           February 28/29    Mar - Aug   Sep - Feb    February 28/29
                                          ----------------                           ---------------   Terminal
                                           2000      2001       2001        2002      2003     2004     Period
                                          ----------------------------   --------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
      AR Days Outstanding                     59        68        na           60        60       60
      % of Sales                            16.3%     18.7%       na         16.4%     16.4%    16.4%

   Inventory
      Days Inventory Outstanding              74        74        na           74        74       74
      % Cost of Sales                       20.4%     20.3%       na         20.3%     20.3%    20.3%

   Prepayments
      % of Direct and Op Costs               2.2%      0.7%       na          0.7%      0.7%     0.7%

   Accounts Payable (AP)
      AP Days Outstanding                     22        12        na           12        12       12
      % of Direct and Op Costs               6.1%      3.3%       na          3.3%      3.3%     3.3%

   Accrued Expenses & Other
      % of Direct and Op Costs               8.6%      3.2%       na          3.2%      3.2%     3.2%

Changes in Non-Cash Net Working Capital
Accounts Receivables                      $3,293   $ 3,568    $2,043      $ 2,958    $2,777   $2,643
Inventory                                  2,359     2,352     2,375        2,214     2,066    1,929
Prepayments                                  408       134       111          121       113      109
Accounts Payables                          1,111       597       286          568       530      510
Accrued Expenses & Other                   1,567       570       730          553       516      497
                                          --------------------------      --------------------------
   Non-Cash Net WC                        $3,382   $ 4,887    $3,513      $ 4,172    $3,910   $3,673
                                          ==========================      ==========================
   % of EBITDA                             164.1%    494.6%    893.9%      1337.2%    510.6%   659.2%
                                          ==========================      ==========================

      Cash Flow (Used) Sourced by
      Non-Cash Net Wrkg Capi              $1,365   $(1,505)   $1,374      $  (659)   $  262   $  237     $--
                                          ==========================      ==================================

----------
Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Revised Case 1 (No Growth)
($ in thousands)

                                                      Actual                             Projected
                                          -----------------------------   ---------------------------------------
                                               FY ended         6 Mths     6 Mths          FY ended
                                            February 28/29    Mar - Aug   Sep - Feb      February 28/29
                                          -----------------                           ---------------------------
                                            2000     2001        2001        2002       2002      2003      2004
                                          -----------------------------   ---------   ---------------------------
Revenues
   Royalty Income                         $ 5,394   $ 5,267     $2,614      $2,543    $ 5,157   $ 5,157   $ 5,157
   Pelican Paper Sales                     13,881    13,424      6,385       6,144     12,529    12,529    12,529
   Franchise Sales                             27        46         22          18         40        40        40
   AMOS & Orderprinting.com & O               952       311        139         130        269       282       297
                                          ----------------------------    ---------------------------------------
   Total                                  $20,254   $19,048     $9,160      $8,835    $17,995   $18,008   $18,023

Cost of Goods Sold
   Cost of Sales Paper                     11,574    11,605      5,527       5,394     10,921    10,921    10,921
                                          ----------------------------    ---------------------------------------
Gross Margin                              $ 8,680   $ 7,443     $3,633      $3,441    $ 7,074   $ 7,087   $ 7,102
Less Operating Expenses
   Salaries and Employee Benefits                     2,787      1,660       1,367      3,027     2,740     2,822
   General and Administrative Expenses                  574        235         335        570       599       616

   IT Programming Costs                                 669        258         199        457       550       550
   Occupancy Costs                                      204         93          89        182       187       193
   Travel and Entertainment                             375        177         193        370       389       396
   Professional Fees                                    236        251         328        579       200       206
   Bad Debt Expense                                   1,452        450         450        900       900       900
   Management Incentive                                 125        100         100        200       250       250
   Net Loss Company Plants                               31         16          68         84       120        75
                                          ----------------------------    ---------------------------------------
   Total                                     6619      6453       3240        3129       6369      5934      6009

EBITDA                                    $ 2,061   $   990     $  393      $  312    $   705   $ 1,153   $ 1,093

                                               Actual                    Projected
                                          ----------------   ---------------------------------
                                             FY ended          6 Mths           FY ended
                                          February 28/29     Sep - Feb       February 28/29
                                          ----------------               ---------------------
                                          2000     2001         2002      2002    2003    2004
                                          ----------------   ---------   ---------------------
Growth Assumptions
Royalty Income                                      -2.4%       -2.7%     -2.1%    0.0%    0.0%
Pelican Paper Sales                                 -3.3%       -3.8%     -6.7%    0.0%    0.0%
Franchise Sales                                     70.4%      -18.2%    -13.0%    0.0%    0.0%
AMOS & Orderprinting.com & Other                   -67.3%       -6.5%    -13.5%    5.0%    5.0%
                                          --------------       -------------------------------
Total                                               -6.0%      -53.6%     -5.5%    0.1%    0.1%

Cost of Paper Sales Margin                  16.6%   13.6%       12.2%     12.8%   12.8%   12.8%

Gross Margin                                42.9%   39.1%       38.9%     39.3%   39.4%   39.4%

Salaries and Employee Benefits                                 -17.7%      8.6%   -9.5%    3.0%
General and Administrative Expenses                             42.6%     -0.7%    5.0%    3.0%
IT Programming Costs                                           -22.9%    -31.7%   20.4%    0.0%
Occupancy Costs                                                 -4.3%    -10.8%    3.0%    3.0%
Travel and Entertainment                                         9.0%     -1.3%    5.0%    2.0%
Professional Fees                                               30.7%    145.3%  -65.5%    3.0%
Bad Debt Expense                                                 0.0%    -38.0%    0.0%    0.0%
Management Incentive                                             0.0%     60.0%   25.0%    0.0%
Net Loss Company Plants                                        325.0%    171.0%   42.9%  -37.5%
                                          --------------       -------------------------------
                                                    -2.5%       -3.4%     -1.3%   89.7%    1.3%

EBITDA %                                    10.2%    5.2%        3.5%      3.9%    6.4%    6.1%

----------
Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1 (No Growth)

($ in thousands)

Free Cash Flows

                                                      Actual                        Projected
                                          -----------------------------   -----------------------------
                                               FY ended         6 Mths     6 Mths          FY ended
                                            February 28/29    Mar - Aug   Sep - Feb     February 28/29
                                          -----------------                           -----------------
                                            2000      2001       2001       2002        2003      2004
                                          -------------------------------------------------------------
Revenue                                   $20,254   $19,048    $9,160      $ 8,835    $18,008   $18,023
   Cost of Sales                           11,574    11,605     5,527        5,394     10,921    10,921
                                          ---------------------------      ----------------------------
   Gross Margin                             8,680     7,443     3,633        3,441      7,087     7,102
   Operating Expenses                       6,619     6,455     3,240        3,129      5,934     6,009
                                          ---------------------------      ----------------------------
EBITDA                                      2,061       988       393          312      1,153     1,093
   less: Deprec. & Amort.                     189       232       114          137        220       220
                                          ---------------------------      ----------------------------
EBIT                                        1,872       756       279          175        933       873
   Income Taxes                               837       442       176           69        369       345
                                          ---------------------------      ----------------------------
After-tax Income before Interest            1,035       314       103          106        564       528
   Add: Deprec. & Amort.                      189       232       114          137        220       220
   Add: (Used) Sourced by Net Wkg Cap.      1,365    (1,505)    1,374         (659)       (27)        1
   Less: Capital Expenditures                 262       150        51           99        250       150
                                          ---------------------------      ----------------------------
Free Cash Flows                           $ 2,327   $(1,109)   $1,540      $  (515)   $   507   $   599
                                          ===========================      ============================

Estimated Range of Enterprise Values

                                          Terminal Revenue Multiple
Discount                    ---------------------------------------------------
  Rate                        0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
--------------------------------------------------------------------------------
  16.0%                      $1,645   $2,935   $4,226   $5,516   $6,807   $8,098
  18.5%                      $1,556   $2,786   $4,016   $5,246   $6,476   $7,706
                                               ---------------
  21.0%                      $1,472   $2,646   $3,820   $4,993   $6,167   $7,341
  23.5%                      $1,395   $2,515   $3,636   $4,757   $5,878   $6,999
                                               ---------------
  26.0%                      $1,321   $2,393   $3,464   $4,536   $5,607   $6,679
  28.5%                      $1,253   $2,278   $3,303   $4,328   $5,353   $6,379

                                                        ------
                                       Average of Box   $4,302
                                                        ------

Estimated Range of Equity Values

                                         Terminal Revenue Multiple
Discount                  ------------------------------------------------------
  Rate                     0.10x    0.20x    0.30x    0.40x     0.50x     0.60x
--------------------------------------------------------------------------------
  16.0%                   $7,355   $8,645   $9,936   $11,226   $12,517   $13,808
  18.5%                   $7,266   $8,496   $9,726   $10,956   $12,186   $13,416
                                            ----------------
  21.0%                   $7,182   $8,356   $9,530   $10,703   $11,877   $13,051
  23.5%                   $7,105   $8,225   $9,346   $10,467   $11,588   $12,709
                                            ----------------
  26.0%                   $7,031   $8,103   $9,174   $10,246   $11,317   $12,389
  28.5%                   $6,963   $7,988   $9,013   $10,038   $11,063   $12,089

                                                     -------
                                    Average of Box   $10,012
                                                     -------

                                          --------------------------------------
                                               Terminal Value - Revenue Multiple
                                          --------------------------------------

Terminal Values

                                          Terminal Revenue Multiple
                            ----------------------------------------------------
                             0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
                            ----------------------------------------------------
Revenue Terminal Value      $1,802   $3,605   $5,407   $7,209   $9,011   $10,814
                            ====================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                             Terminal Revenue Multiple
Discount                          ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
  16.0%                            78.5%   87.9%   91.6%   93.6%   94.8%   95.6%
  18.5%                            79.1%   88.3%   91.9%   93.8%   95.0%   95.8%
                                                   ------------
  21.0%                            79.7%   88.7%   92.2%   94.0%   95.2%   95.9%
  23.5%                            80.4%   89.1%   92.5%   94.2%   95.3%   96.1%
                                                   ------------
  26.0%                            81.1%   89.6%   92.8%   94.5%   95.5%   96.3%
  28.5%                            81.8%   90.0%   93.1%   94.7%   95.7%   96.4%

                                                           ----
                                          Average of Box   93.2%
                                                           ----

Estimated Range of Equity Values per Share

                                             Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
  16.0%                            $1.26   $1.48   $1.70   $1.92   $2.14   $2.36
  18.5%                            $1.24   $1.45   $1.66   $1.88   $2.09   $2.30
                                                   -------------
  21.0%                            $1.23   $1.43   $1.63   $1.83   $2.03   $2.23
  23.5%                            $1.22   $1.41   $1.60   $1.79   $1.98   $2.18
                                                   -------------
  26.0%                            $1.20   $1.39   $1.57   $1.75   $1.94   $2.12
  28.5%                            $1.19   $1.37   $1.54   $1.72   $1.89   $2.07

                                                           -----
                                          Average of Box   $1.71
                                                           -----
----------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1 (No Growth)

($ in thousands)

Free Cash Flows

                                                      Actual                       Projected
                                         -----------------------------   -----------------------------
                                               FY ended                                   FY ended
                                           February 28/29     6 Mths      6 Mths       February 28/29
                                         -----------------   Mar - Aug   Sep - Feb   -----------------
                                           2000       2001     2001         2002       2003      2004
                                         -------------------------------------------------------------
Revenue                                  $20,254   $19,048     $9,160      $8,835    $18,008   $18,023
   Cost of Sales                          11,574    11,605      5,527       5,394     10,921    10,921
                                         ----------------------------      ---------------------------
   Gross Margin                            8,680     7,443      3,633       3,441      7,087     7,102
   Operating Expenses                      6,619     6,455      3,240       3,129      5,934     6,009
                                         ----------------------------      ---------------------------
EBITDA                                     2,061       988        393         312      1,153     1,093
   less: Deprec. & Amort.                    189       232        114         137        220       220
                                         ----------------------------      ---------------------------
EBIT                                       1,872       756        279         175        933       873
   Income Taxes                              837       442        176          69        369       345
                                         ----------------------------      ---------------------------
After-tax Income before Interest           1,035       314        103         106        564       528
   Add: Deprec. & Amort.                     189       232        114         137        220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)     1,374        (659)       (27)        1
   Less: Capital Expenditures                262       150         51          99        250       150
                                         ----------------------------      ---------------------------
Free Cash Flows                          $ 2,327   $(1,109)    $1,540      $ (515)   $   507   $   599
                                         ============================      ===========================

Estimated Range of Enterprise Values

                                            Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                        $1,919   $2,310   $2,701   $2,897   $3,288   $3,679
18.5%                        $1,817   $2,190   $2,563   $2,749   $3,122   $3,495
                                               ---------------
21.0%                        $1,722   $2,078   $2,433   $2,611   $2,967   $3,323
23.5%                        $1,633   $1,972   $2,312   $2,482   $2,822   $3,162
                                               ---------------
26.0%                        $1,549   $1,874   $2,199   $2,361   $2,686   $3,011
28.5%                        $1,471   $1,781   $2,092   $2,248   $2,558   $2,869

                                                        ------
                                       Average of Box   $2,460
                                                        ------

Estimated Range of Equity Values

                                            Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                        $7,629   $8,020   $8,411   $8,607   $8,998   $9,389
18.5%                        $7,527   $7,900   $8,273   $8,459   $8,832   $9,205
                                               ---------------
21.0%                        $7,432   $7,788   $8,143   $8,321   $8,677   $9,033
23.5%                        $7,343   $7,682   $8,022   $8,192   $8,532   $8,872
                                               ---------------
26.0%                        $7,259   $7,584   $7,909   $8,071   $8,396   $8,721
28.5%                        $7,181   $7,491   $7,802   $7,958   $8,268   $8,579

                                                        ------
                                       Average of Box   $8,170
                                                        ------

                                                --------------------------------
                                                Terminal Value - EBITDA Multiple
                                                --------------------------------
Terminal Values

                                            Terminal EBITDA Multiple
                             ---------------------------------------------------
                              2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                             ---------------------------------------------------
EBITDA Terminal Value        $2,185   $2,731   $3,278   $3,551   $4,097   $4,643
                             ===================================================

Discounted Terminal values as Percentage of Enterprise Values

                                           Terminal EBITDA Multiple
Discount                      --------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                         113.9%   84.7%    86.9%    87.8%    89.2%    90.4%
18.5%                          82.1%   85.1%    87.3%    88.2%    89.6%    90.7%
                                               ---------------
21.0%                          82.6%   85.6%    87.7%    88.6%    89.9%    91.0%
23.5%                          83.2%   86.1%    88.2%    89.0%    90.3%    91.3%
                                               ---------------
26.0%                          83.9%   86.7%    88.6%    89.4%    90.7%    91.7%
28.5%                          84.5%   87.2%    89.1%    89.9%    91.1%    92.1%

                                                        ------
                                       Average of Box    88.4%
                                                        ------

Estimated Range of Equity Values per Share

                                             Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                         $1.31    $1.37    $1.44    $1.47    $1.54    $1.61
18.5%                         $1.29    $1.35    $1.42    $1.45    $1.51    $1.58
                                               ---------------
21.0%                         $1.27    $1.33    $1.39    $1.42    $1.49    $1.55
23.5%                         $1.26    $1.31    $1.37    $1.40    $1.46    $1.52
                                               ---------------
26.0%                         $1.24    $1.30    $1.35    $1.38    $1.44    $1.49
28.5%                         $1.23    $1.28    $1.34    $1.36    $1.42    $1.47

                                                         -----
                                       Average of Box    $1.40
                                                         -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1 (No Growth)

($ in thousands)

Free Cash Flows

                                                     Actual                        Projected
                                         -----------------------------   -----------------------------
                                               FY ended       6 Mths      6 Mths           FY ended
                                           February 28/29    Mar - Aug   Sep - Feb     February 28/29
                                         -----------------                           -----------------
                                           2000      2001       2001        2002       2003      2004
                                         -------------------------------------------------------------
Revenue                                  $20,254   $19,048     $9,160      $8,835    $18,008   $18,023
   Cost of Sales                          11,574    11,605      5,527       5,394     10,921    10,921
                                         ----------------------------      ---------------------------
   Gross Margin                            8,680     7,443      3,633       3,441      7,087     7,102
   Operating Expenses                      6,619     6,455      3,240       3,129      5,934     6,009
                                         ----------------------------      ---------------------------
EBITDA                                     2,061       988        393         312      1,153     1,093
   less: Deprec. & Amort.                    189       232        114         137        220       220
                                         ----------------------------      ---------------------------
EBIT                                       1,872       756        279         175        933       873
   Income Taxes                              837       442        176          69        369       345
                                         ----------------------------      ---------------------------
After-tax Income before Interest           1,035       314        103         106        564       528
   Add: Deprec. & Amort.                     189       232        114         137        220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)     1,374        (659)       (27)        1
   Less: Capital Expenditures                262       150         51          99        250       150
                                         ----------------------------      ---------------------------
Free Cash Flows                          $ 2,327   $(1,109)    $1,540      $ (515)   $   507   $   599
                                         ============================      ===========================

Estimated Range of Enterprise Values

                                        Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
  Rate                        4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------
16.0%                        $7,135   $7,296   $7,463   $7,639   $7,822   $8,014
18.5%                        $5,674   $5,781   $5,892   $6,007   $6,126   $6,249
                                               ---------------
21.0%                        $4,651   $4,727   $4,805   $4,885   $4,968   $5,053
23.5%                        $3,898   $3,954   $4,011   $4,070   $4,130   $4,192
                                               ---------------
26.0%                        $3,321   $3,363   $3,407   $3,452   $3,498   $3,545
28.5%                        $2,866   $2,899   $2,934   $2,969   $3,004   $3,041

                                                        ------
                                       Average of Box   $4,443
                                                        ------

Estimated Range of Equity Values

                                      Terminal Perpetual Growth Rates
Discount               ---------------------------------------------------------
  Rate                   4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
--------------------------------------------------------------------------------
16.0%                  $12,845   $13,006   $13,173   $13,349   $13,532   $13,724
18.5%                  $11,384   $11,491   $11,602   $11,717   $11,836   $11,959
                                           -----------------
21.0%                  $10,361   $10,437   $10,515   $10,595   $10,678   $10,763
23.5%                  $ 9,608   $ 9,664   $ 9,721   $ 9,780   $ 9,840   $ 9,902
                                           -----------------
26.0%                  $ 9,031   $ 9,073   $ 9,117   $ 9,162   $ 9,208   $ 9,255
28.5%                  $ 8,576   $ 8,609   $ 8,644   $ 8,679   $ 8,714   $ 8,751

                                                     -------
                                    Average of Box   $10,153
                                                     -------

                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------

Terminal Values

                                          Terminal Perpetual Growth Rates
                                ---------------------------------------------------

                                ---------------------------------------------------
                                 4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
                                ---------------------------------------------------
EBITDA                          $1,136   $1,139   $1,142   $1,144   $1,147   $1,150
   less: Deprec. & Amort.           --       --       --       --       --       --
                                ---------------------------------------------------
EBIT                             1,136    1,139    1,142    1,144    1,147    1,150
   Income Taxes                     --       --       --       --       --       --
                                ---------------------------------------------------
After-tax Income before Int.     1,136    1,139    1,142    1,144    1,147    1,150
   Add: Deprec. & Amort.            --       --       --       --       --       --
   Add: (Used) from by Net WC       --       --       --       --       --       --
   Less: Capital Expenditures       --       --       --       --       --       --
                                ---------------------------------------------------
   Free Cash Flows              $1,136   $1,139   $1,142   $1,144   $1,147   $1,150
                                ===================================================

Disc Rate                            Perpetual Growth Terminal Values
--------------------------------------------------------------------------------
16.0%                     $9,469   $9,694   $9,928   $10,173   $10,429   $10,697
18.5%                     $7,836   $7,993   $8,155   $ 8,323   $ 8,498   $ 8,679
21.0%                     $6,684   $6,800   $6,920   $ 7,043   $ 7,170   $ 7,301
23.5%                     $5,827   $5,917   $6,009   $ 6,104   $ 6,201   $ 6,301
26.0%                     $5,165   $5,237   $5,310   $ 5,386   $ 5,463   $ 5,542
28.5%                     $4,638   $4,697   $4,757   $ 4,819   $ 4,882   $ 4,946

Discounted Terminal Values as Percentage of Enterprise Values

                                          Terminal Perpetual Growth Rates
Discount                          ----------------------------------------------
  Rate                            4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
16.0%                             95.0%   95.1%   95.3%   95.4%   95.5%   95.6%
18.5%                             94.3%   94.4%   94.5%   94.6%   94.7%   94.8%
                                                  ------------
21.0%                             93.6%   93.7%   93.8%   93.9%   94.0%   94.1%
23.5%                             93.0%   93.1%   93.2%   93.3%   93.4%   93.5%
                                                  ------------
26.0%                             92.5%   92.6%   92.7%   92.8%   92.9%   92.9%
28.5%                             92.1%   92.1%   92.2%   92.3%   92.4%   92.5%

                                                          ----
                                         Average of Box   93.5%
                                                          ----

Estimated Range of Equity Values per Share

                                          Terminal Perpetual Growth Rates
Discount                         -----------------------------------------------
  Rate                            4.00%   4.25%   4.50%   4.75%   5.00%    5.25%
--------------------------------------------------------------------------------
16.0%                             $2.20   $2.23   $2.25   $2.28   $2.32   $2.35
18.5%                             $1.95   $1.97   $1.99   $2.01   $2.03   $2.05
                                                 ---------------
21.0%                             $1.77   $1.79   $1.80   $1.81   $1.83   $1.84
23.5%                             $1.64   $1.65   $1.66   $1.67   $1.68   $1.69
                                                 ---------------
26.0%                             $1.55   $1.55   $1.56   $1.57   $1.58   $1.58
28.5%                             $1.47   $1.47   $1.48   $1.49   $1.49   $1.50

                                                         -----
                                        Average of Box   $1.74
                                                         -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Long Term and Equity Assumptions - Revised Case 1 (No Growth)
($ in thousands)

                                            Actual                            Projected
                                 ---------------------------   --------------------------------------
                                     FY ended                                FY ended
                                 February 28/29      6 Mths      6 Mths    February 28/29
                                 ---------------   Mar - Aug   Sep - Feb   ---------------   Terminal
                                  2000     2001       2001        2002      2003     2004     Period
                                 ---------------------------   --------------------------------------
Existing Fixed Assets
   Gross Assets                  $1,633   $1,707     $1,759      $1,759    $1,759   $1,759
      Less Acc Deprec             1,104    1,234      1,335       1,439     1,563    1,657
                                 --------------------------      -------------------------
   Net Book Value                $  529   $  473     $  424      $  320    $  196   $  102
                                 ==========================      =========================
   Deprec Expense                $  163   $  206     $  101      $  104    $  124   $   94      $--
                                 ==========================      ==================================

New Fixed Assets

   Capex                                                         $   99    $  250   $  150      $--
                                                                 ==================================
   Total Capex

                         Years
   Deprec Expense        5                                       $   20    $   70   $  100      $--
                                                                 ==================================

   Net Book Value
      Mach & Equip                                               $   99    $  349   $  499
   Gross Assets                                                  $   99    $  349   $  499
      Less Acc Deprec                                                20        90      190
                                                                 -------------------------
   Net Book Value                                                $   79    $  259   $  309
                                                                 =========================

Total Assets
   Gross Assets                  $1,633   $1,707     $1,759      $1,858    $2,108   $2,258
      Less Acc Deprec             1,104    1,234      1,335       1,459     1,653    1,847
                                 --------------------------      -------------------------
   Net Book Value                $  529   $  473     $  424      $  399    $  455   $  411
                                 ==========================      =========================
   Deprec Expense                $  163   $  206     $  101      $  124    $  194   $  194      $--
                                 ==========================      ==================================

Intangibles
   Gross Intangible              $  474   $  474     $  474      $  474    $  474   $  474
      Less Acc Amort                216      242        255         268       294      320
                                 --------------------------      -------------------------
   Net Book Value                $  258   $  232     $  219      $  206    $  180   $  154
   Amort Expense                 $   26   $   26     $   13      $   13    $   26   $   26      $--
                                 ==========================      ==================================
Deprec & Amort Expense           $  189   $  232     $  114      $  137    $  220   $  220      $--
                                 ==========================      ==================================

                                                                        Actual
                                                                        as of
                                                                       8/31/01
                                                                      ---------
Equity Value Assumptions
   Debt & Other Obligations
      Interest Bearing Debt                                            $   322
      Contingent Liabilities                                               550
      Other                                                                 --
                                                                       -------
                                                                           872
                                                                       -------

   Less Cash
      Cash on Hand                                                       3,170
      Assumed cash from exercise of options                                 16
      Assumed value of notes                                             3,396
                                                                       -------
                                                                         6,582
                                                                       -------
   Net Debt                                                            $(5,710)
                                                                       =======

   Common Stock Equivalents (in thousands)
      Common Stock Outstanding                                           5,828
      Stock issued re Other                                                 --
                                                                       -------
                                                                         5,828
                                                                       -------

                                                          Exercise $
      Options in the money: Plan 1                          $1.09           15
                            Plan 2                          $  --           --
                                                                       -------
                                                                            15
                                                                       -------
   Total Common Stock Equivalents                                        5,843
                                                                       =======

Sources of information: Company Financials, Projections and Management.

Operating and Working Capital Assumptions - Revised Case 1 (No Growth)

($ in thousands)

                                                  Actual                        Projected
                                      ---------------------------   -------------------------------------
                                          FY ended                                 FY ended
                                      February 28/29      6 Mths      6 Mths    February 28/29   Terminal
                                      ---------------   Mar - Aug   Sep - Feb   --------------
                                       2000    2001      2001          2002      2003    2004    Period
                                      -------------------------------------------------------------------
Growth Statistics and Assumptions
   Revenue                                na     -6.0%       na        -53.6%   103.8%    0.1%
   Cost of Sales                          na      0.3%       na        -53.5%   102.5%    0.0%
   Operating Expenses                     na     -2.5%       na        -51.5%    89.7%    1.3%
   EBITDA                                 na    -52.1%       na        -68.4%   269.5%   -5.2%
   EBIT                                   na    -59.6%       na        -76.9%   433.1%   -6.5%
   After-tax Income before Interest       na    -69.7%       na        -66.3%   433.1%   -6.5%

Profitability
   Gross Margin                         42.9%    39.1%     39.7%        38.9%    39.4%   39.4%
   EBITDA                               10.2%     5.2%      4.3%         3.5%     6.4%    6.1%
   EBIT                                  9.2%     4.0%      3.0%         2.0%     5.2%    4.8%
   After-tax Income before Interest      5.1%     1.6%      1.1%         1.2%     3.1%    2.9%

Income Tax Expense and Assumptions
   Statutory Tax Rate                                                   39.5%    39.5%   39.5%
   Effective Tax Rate                   44.7%    58.5%     63.1%        39.5%    39.5%   39.5%     0.0%

   Current Period Tax                  $ 837   $  442     $ 176       $   69    $ 369   $ 345
   NOL Usage                              --       --                     --       --      --
                                       ------------------------       -----------------------
      Income Tax Expense               $ 837   $  442     $ 176       $   69    $ 369   $ 345
                                       ========================       =======================

   Ending NOL Balance                                     $  --       $   --    $  --   $  --
                                                          =====       ========================


                                                         Actual                           Projected
                                          ---------------------------------------------------------------------
                                               FY ended                                  FY ended
                                           February 28/29      6 Mths      6 Mths     February 28/29   Terminal
                                          ----------------   Mar - Aug   Sep - Feb   ---------------
                                           2000      2001      2001         2002      2003     2004    Period
                                          ---------------------------------------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
      AR Days Outstanding                     59        68         na         60         60       60
      % of Sales                            16.3%     18.7%        na       16.4%      16.4%    16.4%

   Inventory
      Days Inventory Outstanding              74        74         na         74         74       74
      % Cost of Sales                       20.4%     20.3%        na       20.3%      20.3%    20.3%

   Prepayments
      % of Direct and Op Costs               2.2%      0.7%        na        0.7%       0.7%     0.7%

   Accounts Payable (AP)
      AP Days Outstanding                     22        12         na         12         12       12
      % of Direct and Op Costs               6.1%      3.3%        na        3.3%       3.3%     3.3%

   Accrued Expenses & Other
      % of Direct and Op Costs               8.6%      3.2%        na        3.2%       3.2%     3.2%

Changes in Non-Cash Net Working Capital
   Accounts Receivables                   $3,293   $ 3,568     $2,043    $ 2,958     $2,960   $2,963
   Inventory                               2,359     2,352      2,375      2,214      2,214    2,214
   Prepayments                               408       134        111        121        118      119
   Accounts Payables                       1,111       597        286        568        554      557
   Accrued Expenses & Other                1,567       570        730        553        539      542
                                          ----------------------------------------------------------
      Non-Cash Net WC                     $3,382   $ 4,887     $3,513    $ 4,172     $4,199   $4,198
                                          ==========================================================
      % of EBITDA                          164.1%    494.6%     893.9%    1337.2%     364.2%   384.2%
                                          ==========================================================

      Cash Flow (Used) Sourced by
      Non-Cash Net Wrkg Capi              $1,365   $(1,505)    $1,374    $  (659)    $  (27)  $    1      $--
                                          =====================================================================

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Revised Case 2 (2% Growth)

($ in thousands)

                                                      Actual                            Projected
                                         -----------------------------   ---------------------------------------
                                              FY ended                                         FY ended
                                           February 28/29     6 Mths      6 Mths             February 28/29
                                         -----------------   Mar - Aug   Sep - Feb   ---------------------------
                                           2000      2001       2001        2002       2002      2003     2004
                                         -----------------   ---------   ---------   ---------------------------
Revenues
   Royalty Income                        $ 5,394   $ 5,267     $2,614      $2,543    $ 5,157   $ 5,260   $ 5,365
   Pelican Paper Sales                    13,881    13,424      6,385       6,144     12,529    12,780    13,035
   Franchise Sales                            27        46         22          18         40        41        42
   AMOS & Orderprinting.com & O              952       311        139         130        269       282       297
                                         -----------------------------     ------    ---------------------------
   Total                                 $20,254   $19,048     $9,160      $8,835    $17,995   $18,363   $18,739

Cost of Goods Sold

   Cost of Sales Paper                    11,574    11,605      5,527       5,394     10,921    11,139    11,362
                                         -----------------------------     ------    ---------------------------

Gross Margin                             $ 8,680   $ 7,443     $3,633      $3,441    $ 7,074   $ 7,224   $ 7,376

Less Operating Expenses
   Salaries and Employee Benefits                    2,787      1,660       1,367      3,027     2,740     2,822
   General and Administrative Expenses                 574        235         335        570       599       616
   IT Programming Costs                                669        258         199        457       550       550
   Occupancy Costs                                     204         93          89        182       187       193
   Travel and Entertainment                            375        177         193        370       389       396
   Professional Fees                                   236        251         328        579       200       206
   Bad Debt Expense                                  1,452        450         450        900       900       900
   Management Incentive                                125        100         100        200       250       250
   Net Loss Company Plants                              31         16          68         84       120        75
                                         -----------------------------     ------    ---------------------------
   Total                                   6,619     6,453      3,240       3,129      6,369     5,934     6,009

EBITDA                                   $ 2,061   $   990     $  393      $  312    $   705   $ 1,289   $ 1,367

                                        Actual                 Projected
                                   ---------------   ---------------------------------
                                       FY ended        6 Mths        FY ended
                                    February 28/29   Sep - Feb     February 28/29
                                   ---------------               ---------------------
                                    2000     2001       2002      2002    2003    2004
                                   ---------------   ---------   ---------------------
Growth Assumptions
Royalty Income                               -2.4%      -2.7%     -2.1%    2.0%    2.0%
Pelican Paper Sales                          -3.3%      -3.8%     -6.7%    2.0%    2.0%
Franchise Sales                              70.4%     -18.2%    -13.0%    2.0%    2.0%
AMOS & Orderprinting.com & Other            -67.3%      -6.5%    -13.5%    5.0%    5.0%
                                    -------------      -----     ---------------------
Total                                        -6.0%     -53.6%     -5.5%    2.0%    2.0%

Cost of Paper Sales Margin          16.6%    13.6%      12.2%     12.8%   12.8%   12.8%

Gross Margin                        42.9%    39.1%      38.9%     39.3%   39.3%   39.4%

Salaries and Employee                                  -17.7%      8.6%   -9.5%    3.0%
Benefits
General and Administrative                              42.6%     -0.7%    5.0%    3.0%
Expenses
IT Programming Costs                                   -22.9%    -31.7%   20.4%    0.0%
Occupancy Costs                                         -4.3%    -10.8%    3.0%    3.0%
Travel and Entertainment                                 9.0%     -1.3%    5.0%    2.0%
Professional Fees                                       30.7%    145.3%  -65.5%    3.0%
Bad Debt Expense                                         0.0%    -38.0%    0.0%    0.0%
Management Incentive                                     0.0%     60.0%   25.0%    0.0%
Net Loss Company Plants                                325.0%    171.0%   42.9%  -37.5%
                                    -------------      -----     ---------------------
                                             -2.5%      -3.4%     -1.3%   89.7%    1.3%

EBITDA %                            10.2%     5.2%       3.5%      3.9%    7.0%    7.3%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2 (2% Growth)

($ in thousands)

Free Cash Flows

                                                    Actual                         Projected
                                         -----------------------------   -----------------------------
                                              FY ended                                    FY ended
                                           February 28/29     6 Mths      6 Mths       February 28/29
                                         -----------------   Mar - Aug   Sep - Feb   -----------------
                                           2000      2001       2001        2002       2003      2004
                                         -----------------------------   -----------------------------
Revenue                                  $20,254   $19,048     $9,160     $8,835     $18,363   $18,739
  Cost of Sales                           11,574    11,605      5,527      5,394      11,139    11,362
                                         -----------------------------   -----------------------------
  Gross Margin                             8,680     7,443      3,633      3,441       7,224     7,376
  Operating Expenses                       6,619     6,455      3,240      3,129       5,934     6,009
                                         -----------------------------   -----------------------------
EBITDA                                     2,061       988        393        312       1,289     1,367
  less: Deprec. & Amort.                     189       232        114        137         220       220
                                         -----------------------------   -----------------------------
EBIT                                       1,872       756        279        175       1,069     1,147
  Income Taxes                               837       442        176         69         422       453
                                         -----------------------------   -----------------------------
After-tax Income before Interest           1,035       314        103        106         647       694
  Add: Deprec. & Amort.                      189       232        114        137         220       220
  Add: (Used) Sourced by Net               1,365    (1,505)     1,374       (659)       (118)      (88)
  Wkg Cap.
  Less: Capital Expenditures                 262       150         51         99         250       150
                                         -----------------------------   -----------------------------
Free Cash Flows                          $ 2,327   $(1,109)    $1,540     $ (515)    $   499   $   676
                                         =============================   =============================

Estimated Range of Enterprise Values

                                           Terminal Revenue Multiple
Discount                     ---------------------------------------------------
  Rate                        0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
--------------------------------------------------------------------------------
16.0%                        $1,744   $3,086   $4,428   $5,770   $7,112   $8,453
18.5%                        $1,650   $2,929   $4,208   $5,487   $6,766   $8,045
                                               ---------------
21.0%                        $1,563   $2,783   $4,003   $5,224   $6,444   $7,664
23.5%                        $1,480   $2,646   $3,811   $4,977   $6,142   $7,308
                                               ---------------
26.0%                        $1,404   $2,518   $3,632   $4,746   $5,860   $6,974
28.5%                        $1,331   $2,397   $3,463   $4,529   $5,595   $6,661
                                                        ------
                                       Average of Box   $4,504
                                                        ------

Estimated Range of Equity Values

                                         Terminal Revenue Multiple
Discount                 -------------------------------------------------------
  Rate                    0.10x    0.20x    0.30x     0.40x     0.50x     0.60x
--------------------------------------------------------------------------------
16.0%                    $7,454   $8,796   $10,138   $11,480   $12,822   $14,163
18.5%                    $7,360   $8,639   $ 9,918   $11,197   $12,476   $13,755
                                           -----------------
21.0%                    $7,273   $8,493   $ 9,713   $10,934   $12,154   $13,374
23.5%                    $7,190   $8,356   $ 9,521   $10,687   $11,852   $13,018
                                           -----------------
26.0%                    $7,114   $8,228   $ 9,342   $10,456   $11,570   $12,684
28.5%                    $7,041   $8,107   $ 9,173   $10,239   $11,305   $12,371
                                                     -------
                                    Average of Box   $10,214
                                                     -------

                                               ---------------------------------
                                               Terminal Value - Revenue Multiple
                                               ---------------------------------
Terminal Values

                                          Terminal Revenue Multiple
                            ----------------------------------------------------
                             0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
                            ----------------------------------------------------
Revenue Terminal Value      $1,874   $3,748   $5,622   $7,495   $9,369   $11,243
                            ====================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                              Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
 -------------------------------------------------------------------------------
16.0%                              76.9%   87.0%   90.9%   93.0%   94.3%   95.2%
18.5%                              77.5%   87.3%   91.2%   93.2%   94.5%   95.4%
                                                   -------------
21.0%                              78.1%   87.7%   91.5%   93.4%   94.7%   95.5%
23.5%                              78.7%   88.1%   91.7%   93.7%   94.9%   95.7%
                                                   -------------
26.0%                              79.4%   88.5%   92.0%   93.9%   95.1%   95.8%
28.5%                              80.1%   88.9%   92.3%   94.1%   95.3%   96.0%
                                                           -----
                                          Average of Box   92.6%
                                                           -----

Estimated Range of Equity Values per Share

                                              Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
 -------------------------------------------------------------------------------
16.0%                              $1.28   $1.51   $1.74   $1.96   $2.19   $2.42
18.5%                              $1.26   $1.48   $1.70   $1.92   $2.14   $2.35
                                                   -------------
21.0%                              $1.24   $1.45   $1.66   $1.87   $2.08   $2.29
23.5%                              $1.23   $1.43   $1.63   $1.83   $2.03   $2.23
                                                   -------------
26.0%                              $1.22   $1.41   $1.60   $1.79   $1.98   $2.17
28.5%                              $1.21   $1.39   $1.57   $1.75   $1.93   $2.12
                                                           -----
                                          Average of Box   $1.75
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2 (2% Growth)
($ in thousands)

Free Cash Flows

                                                    Actual                         Projected
                                         -----------------------------   -----------------------------
                                              FY ended                                    FY ended
                                           February 28/29     6 Mths      6 Mths       February 28/29
                                         -----------------   Mar - Aug   Sep - Feb   -----------------
                                           2000      2001       2001        2002       2003      2004
                                         -----------------------------   -----------------------------
Revenue                                  $20,254   $19,048     $9,160     $8,835     $18,363   $18,739
   Cost of Sales                          11,574    11,605      5,527      5,394      11,139    11,362
                                         -----------------------------   -----------------------------
   Gross Margin                            8,680     7,443      3,633      3,441       7,224     7,376
   Operating Expenses                      6,619     6,455      3,240      3,129       5,934     6,009
                                         -----------------------------   -----------------------------
EBITDA                                     2,061       988        393        312       1,289     1,367
   less: Deprec. & Amort.                    189       232        114        137         220       220
                                         -----------------------------   -----------------------------
EBIT                                       1,872       756        279        175       1,069     1,147
   Income Taxes                              837       442        176         69         422       453
                                         -----------------------------   -----------------------------
After-tax Income before Interest           1,035       314        103        106         647       694
   Add: Deprec. & Amort.                     189       232        114        137         220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)     1,374       (659)       (118)      (88)
   Less: Capital Expenditures                262       150         51         99         250       150
                                         -----------------------------   -----------------------------
Free Cash Flows                          $ 2,327   $(1,109)    $1,540     $ (515)    $   499   $   676
                                         =============================   =============================

Estimated Range of Enterprise Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                        $2,361   $2,850   $3,340   $3,585   $4,074   $4,564
18.5%                        $2,238   $2,705   $3,171   $3,405   $3,871   $4,338
                                               ---------------
21.0%                        $2,123   $2,569   $3,014   $3,237   $3,682   $4,127
23.5%                        $2,016   $2,441   $2,867   $3,079   $3,504   $3,930
                                               ---------------
26.0%                        $1,915   $2,322   $2,728   $2,932   $3,338   $3,745
28.5%                        $1,821   $2,210   $2,599   $2,793   $3,182   $3,571
                                                        ------
                                       Average of Box   $3,049
                                                        ------

Estimated Range of Equity Values

                                          Terminal EBITDA Multiple
Discount                    ----------------------------------------------------
  Rate                       2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
16.0%                       $8,071   $8,560   $9,050   $9,295   $9,784   $10,274
18.5%                       $7,948   $8,415   $8,881   $9,115   $9,581   $10,048
                                              ---------------
21.0%                       $7,833   $8,279   $8,724   $8,947   $9,392   $ 9,837
23.5%                       $7,726   $8,151   $8,577   $8,789   $9,214   $ 9,640
                                              ---------------
26.0%                       $7,625   $8,032   $8,438   $8,642   $9,048   $ 9,455
28.5%                       $7,531   $7,920   $8,309   $8,503   $8,892   $ 9,281
                                                       ------
                                      Average of Box   $8,759
                                                       ------

                        Terminal Value - EBITDA Multiple

Terminal Values

                                           Terminal EBITDA Multiple
                             ---------------------------------------------------
                              2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                             ---------------------------------------------------
EBITDA Terminal Value        $2,735   $3,419   $4,102   $4,444   $5,128   $5,812
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                              Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
16.0%                              115.9%  85.9%   88.0%   88.8%   90.1%   91.2%
18.5%                               83.4%  86.3%   88.3%   89.1%   90.4%   91.4%
                                                   ------------
21.0%                               83.9%  86.7%   88.6%   89.4%   90.7%   91.7%
23.5%                               84.4%  87.1%   89.0%   89.8%   91.0%   92.0%
                                                   ------------
26.0%                               84.9%  87.5%   89.4%   90.1%   91.3%   92.3%
28.5%                               85.4%  88.0%   89.8%   90.5%   91.7%   92.6%
                                                           ----
                                          Average of Box   89.2%
                                                           ----

Estimated Range of Equity Values per Share

                                              Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
16.0%                              $1.38   $1.47   $1.55   $1.59   $1.67   $1.76
18.5%                              $1.36   $1.44   $1.52   $1.56   $1.64   $1.72
                                                   -------------
21.0%                              $1.34   $1.42   $1.49   $1.53   $1.61   $1.68
23.5%                              $1.32   $1.40   $1.47   $1.50   $1.58   $1.65
                                                   -------------
26.0%                              $1.31   $1.37   $1.44   $1.48   $1.55   $1.62
28.5%                              $1.29   $1.36   $1.42   $1.46   $1.52   $1.59
                                                           -----
                                          Average of Box   $1.50
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2 (2% Growth)

($ in thousands)

Free Cash Flows

                                                    Actual                         Projected
                                         -----------------------------   -----------------------------
                                              FY ended                                    FY ended
                                           February 28/29     6 Mths      6 Mths       February 28/29
                                         -----------------   Mar - Aug   Sep - Feb   -----------------
                                           2000      2001       2001        2002       2003      2004
                                         -----------------------------   -----------------------------
Revenue                                  $20,254   $19,048     $9,160     $8,835     $18,363   $18,739
   Cost of Sales                          11,574    11,605      5,527      5,394      11,139    11,362
                                          ----------------------------   -----------------------------
   Gross Margin                            8,680     7,443      3,633      3,441       7,224     7,376
   Operating Expenses                      6,619     6,455      3,240      3,129       5,934     6,009
                                         -----------------------------   -----------------------------
EBITDA                                     2,061       988        393        312       1,289     1,367
   less: Deprec. & Amort.                    189       232        114        137         220       220
                                         -----------------------------   -----------------------------
EBIT                                       1,872       756        279        175       1,069     1,147
   Income Taxes                              837       442        176         69         422       453
                                         -----------------------------   -----------------------------
After-tax Income before Interest           1,035       314        103        106         647       694
   Add: Deprec. & Amort.                     189       232        114        137         220       220
   Add: (Used) Sourced by Net Wkg Cap.     1,365    (1,505)     1,374       (659)       (118)      (88)
   Less: Capital Expenditures                262       150         51         99         250       150
                                         -----------------------------   -----------------------------
Free Cash Flows                          $ 2,327   $(1,109)    $1,540     $ (515)    $   499   $   676
                                         =============================   =============================

Estimated Range of Enterprise Values

                                        Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
  Rate                        4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------

16.0%                        $8,889   $9,090   $9,301   $9,520   $9,750   $9,990
18.5%                        $7,066   $7,200   $7,338   $7,482   $7,631   $7,785
                                               ------   ------
21.0%                        $5,790   $5,885   $5,982   $6,083   $6,186   $6,293
23.5%                        $4,851   $4,921   $4,993   $5,066   $5,142   $5,220
                                               ------   ------
26.0%                        $4,133   $4,186   $4,241   $4,297   $4,354   $4,413
28.5%                        $3,567   $3,609   $3,652   $3,696   $3,741   $3,787

                                                        ------
                                       Average of Box   $5,531
                                                        ------

Estimated Range of Equity Values

                                    Terminal Perpetual Growth Rates
Discount               ---------------------------------------------------------
  Rate                  4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
--------------------------------------------------------------------------------
16.0%                  $14,599   $14,800   $15,011   $15,230   $15,460   $15,700
18.5%                  $12,776   $12,910   $13,048   $13,192   $13,341   $13,495
                                           -------   -------
21.0%                  $11,500   $11,595   $11,692   $11,793   $11,896   $12,003
23.5%                  $10,561   $10,631   $10,703   $10,776   $10,852   $10,930
                                           -------   -------
26.0%                  $ 9,843   $ 9,896   $ 9,951   $10,007   $10,064   $10,123
28.5%                  $ 9,277   $ 9,319   $ 9,362   $ 9,406   $ 9,451   $ 9,497

                                                     -------
                                    Average of Box   $11,241
                                                     -------

                       ----------------------------------
                        Terminal Value - Perpetual Growth
                       ----------------------------------

Terminal Values

                                            Terminal Perpetual Growth Rates
                                ---------------------------------------------------

                                ---------------------------------------------------
                                 4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
                                ---------------------------------------------------
EBITDA                          $1,422   $1,426   $1,429   $1,432   $1,436   $1,439
   less: Deprec. & Amort.           --       --       --       --       --       --
                                ---------------------------------------------------
EBIT                             1,422    1,426    1,429    1,432    1,436    1,439
   Income Taxes                     --       --       --       --       --       --
                                ---------------------------------------------------
After-tax Income before Int.     1,422    1,426    1,429    1,432    1,436    1,439
   Add: Deprec. & Amort.            --       --       --       --       --       --
   Add: (Used) from by Net WC       --       --       --       --       --       --
   Less: Capital Expenditures       --       --       --       --       --       --
                                ---------------------------------------------------
Free Cash Flows                 $1,422   $1,426   $1,429   $1,432   $1,436   $1,439
                                ===================================================

Disc Rate                          Perpetual Growth Terminal Values
--------------------------------------------------------------------------------

16.0%                  $11,852   $12,133   $12,426   $12,733   $13,053   $13,389
18.5%                  $ 9,808   $10,004   $10,207   $10,418   $10,636   $10,862
21.0%                  $ 8,366   $ 8,511   $ 8,661   $ 8,815   $ 8,974   $ 9,138
23.5%                  $ 7,293   $ 7,406   $ 7,521   $ 7,640   $ 7,761   $ 7,886
26.0%                  $ 6,464   $ 6,555   $ 6,647   $ 6,741   $ 6,837   $ 6,936
28.5%                  $ 5,805   $ 5,879   $ 5,954   $ 6,031   $ 6,110   $ 6,190

Discounted Terminal Values as Percentage of Enterprise Values

                                           Terminal Perpetual Growth Rates
Discount                           ---------------------------------------------
  Rate                             4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
16.0%                              95.5%   95.6%   95.7%   95.8%   95.9%   96.0%
18.5%                              94.7%   94.8%   94.9%   95.0%   95.1%   95.2%
                                                   ------------
21.0%                              94.1%   94.2%   94.3%   94.4%   94.5%   94.6%
23.5%                              93.5%   93.6%   93.7%   93.8%   93.9%   94.0%
                                                   ------------
26.0%                              93.0%   93.1%   93.2%   93.3%   93.4%   93.4%
28.5%                              92.6%   92.6%   92.7%   92.8%   92.9%   93.0%

                                                           ----
                                          Average of Box   94.0%
                                                           ----

Estimated Range of Equity Values per Share

                                           Terminal Perpetual Growth  Rates
Discount                           ---------------------------------------------
  Rate                             4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
16.0%                              $2.50   $2.53   $2.57   $2.61   $2.65   $2.69
18.5%                              $2.19   $2.21   $2.23   $2.26   $2.28   $2.31
                                                   -----   -----
21.0%                              $1.97   $1.98   $2.00   $2.02   $2.04   $2.05
23.5%                              $1.81   $1.82   $1.83   $1.84   $1.86   $1.87
                                                   -----   -----
26.0%                              $1.68   $1.69   $1.70   $1.71   $1.72   $1.73
28.5%                              $1.59   $1.59   $1.60   $1.61   $1.62   $1.63

                                                           -----
                                          Average of Box   $1.92
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Long Term and Equity Assumptions - Revised Case 2 (2% Growth)

($ in thousands)

                                            Actual                          Projected
                                 ----------------------------   --------------------------------------
                                      FY ended
                                   February 28/29    6 Mths      6 Mths      February 28/29   FY ended
                                 ----------------   Mar - Aug   Sep - Feb   ---------------   Terminal
                                  2000     2001        2001        2002      2003     2004     Period
                                 ----------------------------   --------------------------------------
Existing Fixed Assets
   Gross Assets                  $1,633   $1,707     $1,759       $1,759    $1,759   $1,759
      Less Acc Deprec             1,104    1,234      1,335        1,439     1,563    1,657
                                 ----------------------------   ---------------------------
   Net Book Value                $  529   $  473     $  424       $  320    $  196   $  102
                                 ============================   ===========================
   Deprec Expense                $  163   $  206     $  101       $  104    $  124   $   94     $--
                                 ============================   ======================================
New Fixed Assets

   Capex                                                          $   99    $  250   $  150     $--
                                                                ======================================
   Total Capex

                         Years
   Deprec Expense          5                                      $   20    $   70   $  100     $--
                                                                ======================================

   Net Book Value
      Mach & Equip                                                $   99    $  349   $  499
   Gross Assets                                                   $   99    $  349   $  499
      Less Acc Deprec                                                 20        90      190
                                                                ---------------------------
   Net Book Value                                                 $   79    $  259   $  309
                                                                ===========================

Total Assets
   Gross Assets                  $1,633   $1,707    $1,759        $1,858    $2,108   $2,258
      Less Acc Deprec             1,104    1,234     1,335         1,459     1,653    1,847
                                 --------------------------     ---------------------------
   Net Book Value                $  529   $  473    $  424        $  399    $  455   $  411
                                 ==========================     ===========================
   Deprec Expense                $  163   $  206    $  101        $  124    $  194   $  194     $--
                                 ==========================     ======================================

Intangibles
   Gross Intangible              $  474   $  474    $  474        $  474    $  474   $  474
      Less Acc Amort                216      242       255           268       294      320
                                 --------------------------     ---------------------------
   Net Book Value                $  258   $  232    $  219        $  206    $  180   $  154
                                 ==========================     ===========================
   Amort Expense                 $   26   $   26    $   13        $   13    $   26   $   26     $--
                                 ==========================     ======================================

Deprec & Amort Expense           $  189   $  232    $  114        $  137    $  220   $  220     $--
                                 ==========================     ======================================

                                                                        Actual
                                                                         as of
                                                                        8/31/01
                                                                        -------
Equity Value Assumptions
   Debt & Other Obligations
      Interest Bearing Debt                                             $   322
      Contingent Liabilities                                                550
      Other                                                                  --
                                                                        -------
                                                                            872
                                                                        -------
   Less Cash
      Cash on Hand                                                        3,170
      Assumed cash from exercise of options                                  16
      Assumed value of notes                                              3,396
                                                                        -------
                                                                          6,582
                                                                        -------
   Net Debt                                                             $(5,710)
                                                                        =======

   Common Stock Equivalents (in thousands)
      Common Stock Outstanding                                            5,828
      Stock issued re Other                                                  --
                                                                        -------
                                                                          5,828
                                                                        -------

                                                          Exercise $

      Options in the money: Plan 1                           $1.09           15
                            Plan 2                           $  --           --
                                                                        -------
                                                                             15
                                                                        -------
   Total Common Stock Equivalents                                         5,843
                                                                        =======

Sources of information: Company Financials, Pro jections and Management.

Operating and Working Capital Assumptions - Revised Case 2 (2% Growth)

($ in thousands)

                                                  Actual                            Projected
                                      ---------------------------   -------------------------------------
                                           FY ended                                 FY ended
                                       February 28/29    6 Mths       6 Mths    February 28/29
                                      ---------------   Mar - Aug   Sep - Feb   --------------   Terminal
                                       2000    2001       2001       2002       2003     2004     Period
                                      ---------------------------   -------------------------------------

Growth Statistics and Assumptions
   Revenue                               na     -6.0%        na      -53.6%     107.8%    2.0%
   Cost of Sales                         na      0.3%        na      -53.5%     106.5%    2.0%
   Operating Expenses                    na     -2.5%        na      -51.5%      89.7%    1.3%
   EBITDA                                na    -52.1%        na      -68.4%     313.2%    6.1%
   EBIT                                  na    -59.6%        na      -76.9%     510.9%    7.3%
   After-tax Income before               na    -69.7%        na      -66.3%     510.9%    7.3%
   Interest

Profitability
   Gross Margin                        42.9%    39.1%      39.7%      38.9%      39.3%   39.4%
   EBITDA                              10.2%     5.2%       4.3%       3.5%       7.0%    7.3%
   EBIT                                 9.2%     4.0%       3.0%       2.0%       5.8%    6.1%
   After-tax Income before Interest     5.1%     1.6%       1.1%       1.2%       3.5%    3.7%

Income Tax Expense and Assumptions
   Statutory Tax Rate                                                 39.5%      39.5%   39.5%
   Effective Tax Rate                  44.7%    58.5%      63.1%      39.5%      39.5%   39.5%     0.0%

   Current Period Tax                 $ 837   $  442      $ 176      $  69      $ 422   $ 453
   NOL Usage                             --       --                    --         --      --
                                      ---------------------------   -------------------------
   Income Tax Expense                 $ 837   $  442      $ 176      $  69      $ 422   $ 453
                                      ===========================   =========================
   Ending NOL Balance                                     $  --      $  --      $  --   $  --
                                                          =======   =========================

                                           Actual                                  Projected
                                      ---------------------------   --------------------------------------
                                          FY ended                                  FY ended
                                       February 28/29     6 Mths      6 Mths    February 28/29
                                      ---------------   Mar - Aug   Sep - Feb   --------------   Terminal
                                       2000     2001       2001       2002       2003     2004     Period
                                      ---------------------------   --------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
      AR Days Outstanding                  59        68        na           60        60       60
         % of Sales                      16.3%     18.7%       na         16.4%     16.4%    16.4%

   Inventory
      Days Inventory Outstanding           74        74        na           74        74       74
         % Cost of Sales                 20.4%     20.3%       na         20.3%     20.3%    20.3%

   Prepayments
      % of Direct and Op Costs            2.2%      0.7%       na          0.7%      0.7%     0.7%

   Accounts Payable (AP)
      AP Days Outstanding                  22        12        na           12        12       12
         % of Direct and Op Costs         6.1%      3.3%       na          3.3%      3.3%     3.3%

   Accrued Expenses & Other
      % of Direct and Op Costs            8.6%      3.2%       na          3.2%      3.2%     3.2%

Changes in Non-Cash Net Working
   Capital
   Accounts Receivables                $3,293   $ 3,568    $2,043      $ 2,958    $3,019   $3,080
   Inventory                            2,359     2,352     2,375        2,214     2,258    2,304
   Prepayments                            408       134       111          121       120      122
   Accounts Payables                    1,111       597       286          568       561      571
   Accrued Expenses & Other             1,567       570       730          553       546      556
                                       --------------------------      --------------------------
      Non-Cash Net WC                  $3,382   $ 4,887    $3,513      $ 4,172    $4,290   $4,378
                                       ==========================      ==========================
      % of EBITDA                       164.1%    494.6%    893.9%      1337.2%    332.8%   320.1%
                                       ==========================      ==========================
      Cash Flow (Used) Sourced by

      Non-Cash Net Wrkg Capi           $1,365   $(1,505)   $1,374      $  (659)   $ (118)  $  (88)    $--
                                       ==========================      ==================================

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Cost of Capital Calculation

($ in thousands, except per share)

Cost of Common Stock
   Riskless (1)
      30 year treasury coupon (Rf)      5.6%
   Risk (2)
      Equity risk premium (EP)          7.8%
      Industry risk premium (IP)        2.3%
      Size Premium (SP)                 8.4%
                                       ----
                                       24.1%
                                       ====

Cost of Debt
                           Nominal             % of       Weighted
Type of Debt                Rate     Amount   of Debt   Cost of Debt
--------------------------------------------------------------------
Acquisition Notes Payble    8.00%     $255     79.2%        6.3%
Acquisition Note Payble     8.00%       67     20.8%        1.7%
                                        --      0.0%        0.0%
                                        --      0.0%        0.0%
                                        --      0.0%        0.0%
                                     --------------------------
                                      $322    100.0%        8.0%
                                     ==========================

Note: Company has $2m unused line of credit at LIBOR + 2.35%. As of October 10, 2001 LIBOR was 2.47%.

Weighted Average Cost of Capital

                Shares Outs.    Stock Price   Market       % of        Nominal   Effective   Cost of      Weighted
Type           (in thousands)    09-Oct-01    Value    Total Capital    Rate      Tax Rate   Capital   Cost of Capital
               -------------------------------------------------------------------------------------------------------
Debt                                          $  322        6.6%         8.0%      58.5%       3.3%       0.2%
Common Stock       5,828          $0.7800      4,546       93.4%        24.1%                 24.1%      22.5%
                                              ------      -----                                          ----
                                              $4,868      100.0%                                         22.7%
                                              ======      =====                                          ====

----------
(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended September 28, 2001.
(2) Sourced from the Ibbotson SBBI Valuation Edition 2001 Yearbook. Sources of information: Company Financials, Projections and Management.

                            BCT International, Inc.

                             Adjusted Net Book Value
                             & Liquidation Analysis

                                                               [LOGO] CAPITALINK

                                                        Smart Investment Banking

Adjusted Net Book Value Analysis
as of August 31, 2001

($ in thousands)

                                                  ---------------------------------
                                                         Going Concern Premise
                                                  ---------------------------------
                                     Unadjusted
                                     Book Value   Adjustments(1)   Notes   Adjusted
                                     ----------   --------------   -----   --------
Current Assets:
   Cash & Equivalents                  $ 2,823        $    --               $ 2,823
   Cash National Account                   347           (149)       a          198
   Accounts Receivable, net              2,818         (1,409)       b        1,409
   Inventory                             2,375         (1,544)       c          831
   Assets Held For Sale                    150           (150)       d           --
   Prepaid Expenses                        111             --                   111
                                       -------        -------               -------
Total Current Assets                     8,624         (3,252)                5,372

Term Assets:
   Net Property, Plant & Equipment         423           (275)       e          148
   Notes Receivables, net                5,736         (2,340)       f        3,396
   Intangible Assets                       219           (219)       g           --
   Security Deposits                        24             --                    24
   Deferred Tax Assets                   1,155             --                 1,155
                                       -------        -------               -------
Total Term Assets                        1,398           (219)                1,179
                                       -------        -------               -------
Total Assets                           $16,181        $(6,086)              $10,095
                                       =======        =======               =======

                                                  ---------------------------------
                                                        Going Concern Premise
                                                  ---------------------------------
                                     Unadjusted
                                     Book Value   Adjustments(1)   Notes   Adjusted
                                     ----------   --------------   -----   --------
Current Liabilities:
   Notes Payable, Current                   86             --                    86
   Accounts Payable                        286           (149)       h          137
   Accured Expenses                        580             --                   580
   Deferred Revenue, Current                --             --                    --
                                       -------        -------               -------
Total Current Liabilities                  952           (149)                  803

Long Term Liabilities

   Notes Payable                           194             --                   194
   Deferred Revenue                        487             --                   487
                                       -------        -------               -------
Total Long Term Liabilities                681             --                   681

Contingent Liabilities
   Other                                    --            700        I          700
                                       -------        -------               -------
Total Contingent Liabilities                --            700                   700
                                       -------        -------               -------

Total Liabilities                        1,633             --                 2,184
                                       -------        -------               -------

Net Book Value                         $14,548        $(6,086)              $ 7,911
                                       =======        =======               =======

Fair Market Value                                                             7,911
   Add Cash From Exercise of In The Money Options                                16
                                                                            -------
                                                                              7,927
                                                                            -------
                                                                              7,927
Number Outstanding Shares, Fully                        5,843
Diluted                                                                     -------
Fair Market Value, Per Share                                                $  1.36
                                                                            =======


Explanation of Notes:
a    Amounts due to franchises and to the national account.
b    Expect to collect 50% of total Accounts Receivable.
c    65% reduction due to specialized inventory and limited market.
d    Includes BCT's share of BCT Hawaii. FMV is negative.
e    65% reduction due to specialized assets and limited market.
f    Adjusted as per Notes analysis.
g    Consist of rights to franchise BCTs in Canada. No Liquidation value.
h    Corresponding liability removed as per adjustment in (a)
I Contingent liabilities include note guarantee for BCT 3039 and remaining office leases.

--------------------------------------------------------------------------------
(1) Adjustments determined by discussions with Company Management.
Sources of Information: Company Financial Statements and Company Management

Liquidation Analysis
as of August 31, 2001

($ in thousands)

                                                  ---------------------------------
                                                        Liquidation Premise
                                                  ---------------------------------
                                     Unadjusted
                                     Book Value   Adjustments(1)   Notes   Adjusted
                                     ----------   --------------   -----   --------
Current Assets:
   Cash & Equivalents                  $ 2,823        $    --               $ 2,823
   Cash National Account                   347           (149)       a          198
   Accounts Receivable, net              2,818         (1,409)       b        1,409
   Inventory                             2,375         (1,544)       c          831
   Assets Held For Sale                    150           (150)       d           --
   Prepaid Expenses                        111           (111)       e           --
                                       -------        -------               -------
Total Current Assets                     8,624         (3,363)                5,261

Term Assets:
   Net Property, Plant & Equipment         423           (275)       f          148
   Notes Receivables, net                5,736         (2,340)       g        3,396
   Intangible Assets                       219           (219)       h           --
   Security Deposits                        24             --        I           24
   Deferred Tax Assets                   1,155         (1,155)       j           --
                                       -------        -------               -------
Total Term Assets                        1,398         (1,374)                   24
                                       -------        -------               -------
Total Assets                           $16,181        $(7,352)              $ 8,829
                                       =======        =======               =======

                                                  ---------------------------------
                                                        Liquidation Premise
                                                  ---------------------------------
                                     Unadjusted
                                     Book Value   Adjustments(1)   Notes   Adjusted
                                     ----------   --------------   -----   --------
Current Liabilities:
   Notes Payable, Current                   86             --                    86
   Accounts Payable                        286           (149)       k          137
   Accured Expenses                        580             --                   580
   Deferred Revenue, Current                --             --                    --
                                       -------        -------               -------
Total Current Liabilities                  952           (149)                  803

Long Term Liabilities
   Notes Payable                           194             --                   194
   Deferred Revenue                        487           (487)       l           --
                                       -------        -------               -------
Total Long Term Liabilities                681             --                   194

Contingent Liabilities
   Other                                    --            700        m          700
                                       -------        -------               -------
Total Contingent Liabilities                --            700                   700
                                       -------        -------               -------
Total Liabilities                        1,633             --                 1,697
                                       -------        -------               -------
Net Book Value                         $14,548        $(7,352)              $ 7,132
                                       =======        =======               =======
Fair Market Value                                                             7,132

   Less Liquidation Costs                   20%                              (1,426)
                                                                            -------
                                                                              5,706

Number Outstanding Shares, Fully
Diluted                                                 5,828
Fair Market Value, Per Share                                                $  0.98
                                                                            =======

Explanation of Notes:

a    Amounts due to franchises and to the national account.

b    Expect to collect 50% of total Accounts Receivable.

c    65% reduction due to specialized inventory and limited market.

d   Includes BCT's share of BCT FMV is negative. Hawaii.

e   No value under liquidation scenario.

f   65% reduction due to specialized assets and limited market.

g   Adjusted as per Notes analysis.

h   Consist of rights to No Liquidation value. franchise BCTs in Canada.

I   No value under liquidation scenario.

j   No value under liquidation scenario.

k   Corresponding liability removed as per adjustment in (a)

l   No value under liquidation scenario.

m Contingent liabilities include note guarantee for BCT 3039 and remaining office leases.

--------------------------------------------------------------------------------
(1)  Adjustments determined by discussions with Company Management.
(2) Liquidation costs include all legal, redundancy, and selling costs in event of bankruptcy.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.

Notes Summary Analysis, as of August 31, 2001

($ in thousands)                                                                         Nominal Payments
                                                                     ---------------------------------------------------------------
                                                       Payment           Expected       Expected Collateral   Total Nominal   % Note
Plant        Location           Name      Notes    Probability (1)   Note Payment (1)      Payment (1)           Payment      Repaid
---------------------------   ---------   ------   ---------------   ----------------   -------------------   -------------   ------
     1   Fort Lauderdale          *            *          *                   *                    *                  *          *
     2   Port St. Lucie           *            *          *                   *                    *                  *          *
     9   Tampa                    *            *          *                   *                    *                  *          *
    10   Jacksonville             *            *          *                   *                    *                  *          *
  2010   Holbrook                 *            *          *                   *                    *                  *          *
  2033   Greensboro               *            *          *                   *                    *                  *          *
  2038   Pittsburgh               *            *          *                   *                    *                  *          *
  2043   Waterbury                *            *          *                   *                    *                  *          *
  2044   Philadelphia             *            *          *                   *                    *                  *          *
  2046   Upper Saddle River       *            *          *                   *                    *                  *          *
  2049   Louisville               *            *          *                   *                    *                  *          *
  2053   Marietta                 *            *          *                   *                    *                  *          *
  2054   New York                 *            *          *                   *                    *                  *          *
  3013   Costa Mesa               *            *          *                   *                    *                  *          *
  3028   Anaheim                  *            *          *                   *                    *                  *          *
  3040   San Marcos               *            *          *                   *                    *                  *          *
  3045   Hawaii                   *            *          *                   *                    *                  *          *
  3048   Spokane                  *            *          *                   *                    *                  *          *
  3051   Gardena                  *            *          *                   *                    *                  *          *
  4001   Columbus                 *            *          *                   *                    *                  *          *
  4014   Indiana                  *            *          *                   *                    *                  *          *
  4022   Toledo                   *            *          *                   *                    *                  *          *
  4027   Waukegan                 *            *          *                   *                    *                  *          *
  4028   Detroit                  *            *          *                   *                    *                  *          *
  4033   Brookfield               *            *          *                   *                    *                  *          *
  4034   Kansas City              *            *          *                   *                    *                  *          *
  4035   Akron                    *            *          *                   *                    *                  *          *
  4036   Cleveland                *            *          *                   *                    *                  *          *
  6012   Dallas                   *            *          *                   *                    *                  *          *
  7001   Mississauga              *            *          *                   *                    *                  *          *
  7010   Vancouver                *            *          *                   *                    *                  *          *
------------------------------------------------------------------------------------------------------------------------------------
Totals   ($)/ Averages (%)                $7,284         52%             $3,814               $2,018             $5,832         80%
====================================================================================================================================

                              Present Value (PV) of Payments
                              ------------------------------
                                      PV of      % Note
Plant    Location                 Payments (2)   Repaid
---------------------------       ------------   ------
     1   Fort Lauderdale             $    *         *
     2   Port St. Lucie                   *         *
     9   Tampa                            *         *
    10   Jacksonville                     *         *
  2010   Holbrook                         *         *
  2033   Greensboro                       *         *
  2038   Pittsburgh                       *         *
  2043   Waterbury                        *         *
  2044   Philadelphia                     *         *
  2046   Upper Saddle River               *         *
  2049   Louisville                       *         *
  2053   Marietta                         *         *
  2054   New York                         *         *
  3013   Costa Mesa                       *         *
  3028   Anaheim                          *         *
  3040   San Marcos                       *         *
  3045   Hawaii                           *         *
  3048   Spokane                          *         *
  3051   Gardena                          *         *
  4001   Columbus                         *         *
  4014   Indiana                          *         *
  4022   Toledo                           *         *
  4027   Waukegan                         *         *
  4028   Detroit                          *         *
  4033   Brookfield                       *         *
  4034   Kansas City                      *         *
  4035   Akron                            *         *
  4036   Cleveland                        *         *
  6012   Dallas                           *         *
  7001   Mississauga                      *         *
  7010   Vancouver                        *         *
------------------------------------------------------
Totals   ($)/ Averages (%)           $3,396        47%
======================================================

----------
(1)  Adjustments determined by discussions with Company Management.
(2) Represents the Net Present Value (NPV) of expected note payments and collateral payments (under liquidation). See supporting schedules for more details.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Analysis - Explanation of Discounts, as of August 31, 2001

($ in thousands)

                                                              Debt to
                                                  5m FY02      Sales       Payment
Plant       Location          Name     Notes   Sales Growth    Ratio    Probability(1)   Reasoning (1)
--------------------------   -------   -----   ------------   -------   --------------   -------------
    1   Fort Lauderdale      Roberts   $ 211        7%           %          100%
------------------------------------------------------------------------------------------------------

    2   Port St. Lucie       *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

    9   Tampa                *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
   10   Jacksonville         *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
 2010   Holbrook             *             *        *            *            *
------------------------------------------------------------------------------------------------------

 2033   Greensboro           *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2038   Pittsburgh           *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2043   Waterbury            *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2044   Philadelphia         *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2046   Upper Saddle River   *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2049   Louisville           *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2053   Marietta             *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 2054   New York             *             *        *            *            *
------------------------------------------------------------------------------------------------------

 3013   Costa Mesa           *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
 3028   Anaheim              *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
 3040   San Marcos           *             *        *            *            *
------------------------------------------------------------------------------------------------------

 3045   Hawaii               *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
 3048   Spokane              *             *        *            *            *
------------------------------------------------------------------------------------------------------

 3051   Gardena              *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

 4001   Columbus             *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
 4014   Indiana              *             *        *            *            *
------------------------------------------------------------------------------------------------------

 4022   Toledo               *             *        *            *            *                *
------------------------------------------------------------------------------------------------------
 4027   Waukegan             *             *        *            *            *                *
------------------------------------------------------------------------------------------------------

BCT International, Inc.
Notes Analysis - Explanation of Discounts, as of August 31, 2001

($ in thousands)

                                                      Debt to
                                          5 m FY02     Sales        Payment
Plant   Location      Name    Notes    Sales Growth    Ratio    Probability (1)   Reasoning (1)
-----------------------------------------------------------------------------------------------

 402    Detroit         *          *         *           *             *               *
-----------------------------------------------------------------------------------------------

 4033   Brookfield      *          *         *           *             *               *
-----------------------------------------------------------------------------------------------

 4034   Kansas City     *          *         *           *             *               *
-----------------------------------------------------------------------------------------------
 4035   Akron           *          *         *           *             *
-----------------------------------------------------------------------------------------------

 4036   Cleveland       *          *         *           *             *               *
-----------------------------------------------------------------------------------------------

 6012   Dallas          *          *         *           *             *               *
-----------------------------------------------------------------------------------------------
 7001   Mississauga     *          *         *           *             *               *
-----------------------------------------------------------------------------------------------

 7010   Vancouver       *          *         *           *             *               *
-----------------------------------------------------------------------------------------------

                              ------
        Totals                $7,284
                              ======

----------
(1) Adjustments determined by discussions with Company Management.
Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Present Value of Notes, as of August 31, 2001

($ in thousands)

                                             Payment   Adjusted Value  Interest     Note        Term Of    Monthly   Present
Plant   Location            Name   Notes  Probability  of Notes (1)      Rate    Expiry Date  Note (Mths)  Payment  Value (2)
--------------------------  ----  ------  -----------  --------------  --------  -----------  -----------  -------  ---------
     1  Fort Lauderdale      *         *       *                *          *          *            *          *          *
     2  Port St. Lucie       *         *       *                *          *          *            *          *          *
     9  Tampa                *         *       *                *          *          *            *          *          *
    10  Jacksonville         *         *       *                *          *          *            *          *          *
  2010  Holbrook             *         *       *                *          *          *            *          *          *
  2033  Greensboro           *         *       *                *          *          *            *          *          *
  2038  Pittsburgh           *         *       *                *          *          *            *          *          *
  2043  Waterbury            *         *       *                *          *          *            *          *          *
  2044  Philadelphia         *         *       *                *          *          *            *          *          *
  2046  Upper Saddle River   *         *       *                *          *          *            *          *          *
  2049  Louisville           *         *       *                *          *          *            *          *          *
  2053  Marietta             *         *       *                *          *          *            *          *          *
  2054  New York             *         *       *                *          *          *            *          *          *
  3013  Costa Mesa           *         *       *                *          *          *            *          *          *
  3028  Anaheim              *         *       *                *          *          *            *          *          *
  3040  San Marcos           *         *       *                *          *          *            *          *          *
  3045  Hawaii               *         *       *                *          *          *            *          *          *
  3048  Spokane              *         *       *                *          *          *            *          *          *
  3051  Gardena              *         *       *                *          *          *            *          *          *
  4001  Columbus             *         *       *                *          *          *            *          *          *
  4014  Indiana              *         *       *                *          *          *            *          *          *
  4022  Toledo               *         *       *                *          *          *            *          *          *
  4027  Waukegan             *         *       *                *          *          *            *          *          *
  4028  Detroit              *         *       *                *          *          *            *          *          *
  4033  Brookfield           *         *       *                *          *          *            *          *          *
  4034  Kansas City          *         *       *                *          *          *            *          *          *
  4035  Akron                *         *       *                *          *          *            *          *          *
  4036  Cleveland            *         *       *                *          *          *            *          *          *
  6012  Dallas               *         *       *                *          *          *            *          *          *
  7001  Mississauga          *         *       *                *          *          *            *          *          *
  7010  Vancouver            *         *       *                *          *          *            *          *          *
-----------------------------------------------------------------------------------------------------------------------------
Totals                            $7,284                   $3,814                                                   $2,245
=============================================================================================================================

----------
(1)  Adjustments determined by discussions with Company Management.
(2) Note Payments are discounted using the Company's estimated Cost of Capital of 22.70%.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Collateral Analysis, as of August 31, 2001

($ in thousands)

                                                                                                     Collateral Payments
                                                       Amount                           --------------------------------------------
                                            Payment     Not     Expected  System Sales  Liquidation Value  Franchise          Total
Plant    Location            Name   Notes  Prob (1)  Recovered  Life (1)     FY2001       of Assets (1)     Fee (1)   Other  Payment
---------------------------  ----  ------  --------  ---------  --------  ------------  -----------------  ---------  -----  -------
    1    Fort Lauderdale       *        *         *         *          *           *              *              *        *        *
    2    Port St. Lucie        *        *         *         *          *           *              *              *        *        *
    9    Tampa                 *        *         *         *          *           *              *              *        *        *
   10    Jacksonville          *        *         *         *          *           *              *              *        *        *
 2010    Holbrook              *        *         *         *          *           *              *              *        *        *
 2033    Greensboro            *        *         *         *          *           *              *              *        *        *
 2038    Pittsburgh            *        *         *         *          *           *              *              *        *        *
 2043    Waterbury             *        *         *         *          *           *              *              *        *        *
 2044    Philadelphia          *        *         *         *          *           *              *              *        *        *
 2046    Upper Saddle River    *        *         *         *          *           *              *              *        *        *
 2049    Louisville            *        *         *         *          *           *              *              *        *        *
 2053    Marietta              *        *         *         *          *           *              *              *        *        *
 2054    New4York              *        *         *         *          *           *              *              *        *        *
 3013    Costa Mesa            *        *         *         *          *           *              *              *        *        *
 3028    Anaheim               *        *         *         *          *           *              *              *        *        *
 3040    San0Marcos            *        *         *         *          *           *              *              *        *        *
 3045    Hawaii                *        *         *         *          *           *              *              *        *        *
 3048    Spokane               *        *         *         *          *           *              *              *        *        *
 3051    Gardena               *        *         *         *          *           *              *              *        *        *
 4001    Columbus              *        *         *         *          *           *              *              *        *        *
 4014    Indiana               *        *         *         *          *           *              *              *        *        *
 4022    Toledo                *        *         *         *          *           *              *              *        *        *
 4027    Waukegan              *        *         *         *          *           *              *              *        *        *
 4028    Detroit               *        *         *         *          *           *              *              *        *        *
 4033    Brookfield            *        *         *         *          *           *              *              *        *        *
 4034    Kansas City           *        *         *         *          *           *              *              *        *        *
 4035    Akron                 *        *         *         *          *           *              *              *        *        *
 4036    Cleveland             *        *         *         *          *           *              *              *        *        *
 6012    Dallas                *        *         *         *          *           *              *              *        *        *
 7001    Mississauga           *        *         *         *          *           *              *              *        *        *
 7010    Vancouver             *        *         *         *          *           *              *              *        *        *
 7015    Quebec                *        *         *         *          *           *              *              *        *        *
------------------------------------------------------------------------------------------------------------------------------------
Totals                             $7,284              $3,470                $38,266         $4,056           $448     $566   $2,523
====================================================================================================================================

                                                      Present Value
                              Liquidation     Net     of Collateral
Plant    Location              Costs (2)    Payment     Payments
---------------------------   -----------   -------   -------------
    1    Fort Lauderdale            *            *             *
    2    Port St. Lucie             *            *             *
    9    Tampa                      *            *             *
   10    Jacksonville               *            *             *
 2010    Holbrook                   *            *             *
 2033    Greensboro                 *            *             *
 2038    Pittsburgh                 *            *             *
 2043    Waterbury                  *            *             *
 2044    Philadelphia               *            *             *
 2046    Upper Saddle River         *            *             *
 2049    Louisville                 *            *             *
 2053    Marietta                   *            *             *
 2054    New4York                   *            *             *
 3013    Costa Mesa                 *            *             *
 3028    Anaheim                    *            *             *
 3040    San0Marcos                 *            *             *
 3045    Hawaii                     *            *             *
 3048    Spokane                    *            *             *
 3051    Gardena                    *            *             *
 4001    Columbus                   *            *             *
 4014    Indiana                    *            *             *
 4022    Toledo                     *            *             *
 4027    Waukegan                   *            *             *
 4028    Detroit                    *            *             *
 4033    Brookfield                 *            *             *
 4034    Kansas City                *            *             *
 4035    Akron                      *            *             *
 4036    Cleveland                  *            *             *
 6012    Dallas                     *            *             *
 7001    Mississauga                *            *             *
 7010    Vancouver                  *            *             *
 7015    Quebec                     *            *             *
----------------------------------------------------------------
Totals                           $505        2,018        $1,151
================================================================

----------
(1)  Adjustments determined by discussions with Company Management.
(2)  20% liquidation costs are assumed.
(3) Cash flows are discounted using the Company's cost of capital estimated to be 22.3%, and assuming a 6 month liquidation process.

Sources of Information: Company Financial Statements and Company Management

                             BCT International, Inc.

                           Plant Sales Growth Analysis

                                                               [LOGO] CAPITALINK

                            Smart Investment Banking

BCT International, Inc.
Actual and Projected Growth

                                          System Sales Growth                    Compound Growth          Paper Sales
                           --------------------------------------------------  ------------------  -------------------------
                                     Actual                   Projected         Actual  Projected            Actual
                           --------------------------------------------------  ------------------  -------------------------
Plant  Location            FY 2000  FY 2001  5m FY02  FY2002  FY2003  FY 2004  '99-'01   '99-'04   FY 2000  FY 2001  5m Fy02
-----------------------------------------------------------------------------  ---------------------------------------------
    1  Fort Lauderdale           *        *        *       *       *        *        *          *        *        *        *
    2  Port St. Lucie            *        *        *       *       *        *        *          *        *        *        *
    7  Miami                     *        *        *       *       *        *        *          *        *        *        *
    8  Orlando                   *        *        *       *       *        *        *          *        *        *        *
    9  Tampa                     *        *        *       *       *        *        *          *        *        *        *
   10  Jacksonville              *        *        *       *       *        *        *          *        *        *        *
   12  Mobile                    *        *        *       *       *        *        *          *        *        *        *
   13  Jackson                   *        *        *       *       *        *        *          *        *        *        *
   14  Metairie                  *        *        *       *       *        *        *          *        *        *        *
 1010  Argentina                 *        *        *       *       *        *        *          *        *        *        *
 2010  Holbrook                  *        *        *       *       *        *        *          *        *        *        *
 2011  Egg Harbor                *        *        *       *       *        *        *          *        *        *        *
 2012  Garden City Park          *        *        *       *       *        *        *          *        *        *        *
 2019  College Park              *        *        *       *       *        *        *          *        *        *        *
 2021  Norristown                *        *        *       *       *        *        *          *        *        *        *
 2026  Beltsville                *        *        *       *       *        *        *          *        *        *        *
 2029  Norfolk                   *        *        *       *       *        *        *          *        *        *        *
 2030  Memphis                   *        *        *       *       *        *        *          *        *        *        *
 2033  Greensboro                *        *        *       *       *        *        *          *        *        *        *
 2034  Nashville                 *        *        *       *       *        *        *          *        *        *        *
 2035  Charlotte                 *        *        *       *       *        *        *          *        *        *        *
 2036  Syracuse                  *        *        *       *       *        *        *          *        *        *        *
 2037  Richmond                  *        *        *       *       *        *        *          *        *        *        *
 2038  Pittsburgh                *        *        *       *       *        *        *          *        *        *        *
 2039  Valley Cottage            *        *        *       *       *        *        *          *        *        *        *
 2040  Raleigh                   *        *        *       *       *        *        *          *        *        *        *
 2042  Columbia                  *        *        *       *       *        *        *          *        *        *        *
 2043  Waterbury                 *        *        *       *       *        *        *          *        *        *        *
 2044  Philadelphia              *        *        *       *       *        *        *          *        *        *        *
 2046  Upper Saddle River        *        *        *       *       *        *        *          *        *        *        *
 2048  Rhode Island              *        *        *       *       *        *        *          *        *        *        *
 2049  Louisville                *        *        *       *       *        *        *          *        *        *        *
 2050  Central NJ                *        *        *       *       *        *        *          *        *        *        *
 2051  Merrimack                 *        *        *       *       *        *        *          *        *        *        *
 2052  Norcross                  *        *        *       *       *        *        *          *        *        *        *
 2053  Marietta                  *        *        *       *       *        *        *          *        *        *        *
 2054  New York                  *        *        *       *       *        *        *          *        *        *        *
 3009  Tucson                    *        *        *       *       *        *        *          *        *        *        *
 3013  Costa Mesa                *        *        *       *       *        *        *          *        *        *        *
 3014  Laguna Hills              *        *        *       *       *        *        *          *        *        *        *
 3017  Phoenix East              *        *        *       *       *        *        *          *        *        *        *
 3019  Seattle                   *        *        *       *       *        *        *          *        *        *        *
 3022  Colorado                  *        *        *       *       *        *        *          *        *        *        *
 3023  Rohnert Park              *        *        *       *       *        *        *          *        *        *        *
 3024  Las Vegas                 *        *        *       *       *        *        *          *        *        *        *
 3027  Albuquerque               *        *        *       *       *        *        *          *        *        *        *
 3028  Anaheim                   *        *        *       *       *        *        *          *        *        *        *
 3030  San Diego                 *        *        *       *       *        *        *          *        *        *        *
 3031  Phoenix West              *        *        *       *       *        *        *          *        *        *        *
 3033  Salt Lake City            *        *        *       *       *        *        *          *        *        *        *
 3037  Portland                  *        *        *       *       *        *        *          *        *        *        *
 3038  Upland                    *        *        *       *       *        *        *          *        *        *        *
 3039  San Francisco             *        *        *       *       *        *        *          *        *        *        *
 3040  San Marcos                *        *        *       *       *        *        *          *        *        *        *
 3045  Hawaii                    *        *        *       *       *        *        *          *        *        *        *
 3048  Spokane                   *        *        *       *       *        *        *          *        *        *        *
 3049  Concord                   *        *        *       *       *        *        *          *        *        *        *
 3051  Gardena                   *        *        *       *       *        *        *          *        *        *        *
 4000  Addison                   *        *        *       *       *        *        *          *        *        *        *
 4001  Columbus                  *        *        *       *       *        *        *          *        *        *        *
 4014  Indiana                   *        *        *       *       *        *        *          *        *        *        *
 4017  Erlanger                  *        *        *       *       *        *        *          *        *        *        *
 4022  Toledo                    *        *        *       *       *        *        *          *        *        *        *
 4024  St. Louis                 *        *        *       *       *        *        *          *        *        *        *
 4026  Rockford                  *        *        *       *       *        *        *          *        *        *        *
 4027  Waukegan                  *        *        *       *       *        *        *          *        *        *        *
 4028  Detroit                   *        *        *       *       *        *        *          *        *        *        *
 4029  Minneapolis               *        *        *       *       *        *        *          *        *        *        *

                                     Growth             Compound Growth
                                   Projected           Actual  Projected  Paper Sales as % System Sales
                           -------------------------  ------------------  -----------------------------   Hank          Notes as
Plant  Location            FY 2002  FY 2003  5m FY04  '99-'01   '99-'04    FY 2000   FY 2001   5m Fy02   Rating  Notes   % Sales
--------------------------------------------------------------------------------------------------------------------------------
    1  Fort Lauderdale          *        *        *        *         *          *         *         *        *       *       *
    2  Port St.Lucie            *        *        *        *         *          *         *         *        *       *       *
    7  Miami                    *        *        *        *         *          *         *         *        *       *       *
    8  Orlando                  *        *        *        *         *          *         *         *        *       *       *
    9  Tampa                    *        *        *        *         *          *         *         *        *       *       *
   10  Jacksonville             *        *        *        *         *          *         *         *        *       *       *
   12  Mobile                   *        *        *        *         *          *         *         *        *       *       *
   13  Jackson                  *        *        *        *         *          *         *         *        *       *       *
   14  Metairie                 *        *        *        *         *          *         *         *        *       *       *
 1010  Argentina                *        *        *        *         *          *         *         *        *       *       *
 2010  Holbrook                 *        *        *        *         *          *         *         *        *       *       *
 2011  Egg Harbor               *        *        *        *         *          *         *         *        *       *       *
 2012  Garden City Park         *        *        *        *         *          *         *         *        *       *       *
 2019  College Park             *        *        *        *         *          *         *         *        *       *       *
 2021  Norristown               *        *        *        *         *          *         *         *        *       *       *
 2026  Beltsville               *        *        *        *         *          *         *         *        *       *       *
 2029  Norfolk                  *        *        *        *         *          *         *         *        *       *       *
 2030  Memphis                  *        *        *        *         *          *         *         *        *       *       *
 2033  Greensboro               *        *        *        *         *          *         *         *        *       *       *
 2034  Nashville                *        *        *        *         *          *         *         *        *       *       *
 2035  Charlotte                *        *        *        *         *          *         *         *        *       *       *
 2036  Syracuse                 *        *        *        *         *          *         *         *        *       *       *
 2037  Richmond                 *        *        *        *         *          *         *         *        *       *       *
 2038  Pittsburgh               *        *        *        *         *          *         *         *        *       *       *
 2039  Valley Cottage           *        *        *        *         *          *         *         *        *       *       *
 2040  Raleigh                  *        *        *        *         *          *         *         *        *       *       *
 2042  Columbia                 *        *        *        *         *          *         *         *        *       *       *
 2043  Waterbury                *        *        *        *         *          *         *         *        *       *       *
 2044  Philadelphia             *        *        *        *         *          *         *         *        *       *       *
 2046  Upper Saddle River       *        *        *        *         *          *         *         *        *       *       *
 2048  Rhode Island             *        *        *        *         *          *         *         *        *       *       *
 2049  Louisville               *        *        *        *         *          *         *         *        *       *       *
 2050  Central NJ               *        *        *        *         *          *         *         *        *       *       *
 2051  Merrimack                *        *        *        *         *          *         *         *        *       *       *
 2052  Norcross                 *        *        *        *         *          *         *         *        *       *       *
 2053  Marietta                 *        *        *        *         *          *         *         *        *       *       *
 2054  New York                 *        *        *        *         *          *         *         *        *       *       *
 3009  Tucson                   *        *        *        *         *          *         *         *        *       *       *
 3013  Costa Mesa               *        *        *        *         *          *         *         *        *       *       *
 3014  Laguna Hills             *        *        *        *         *          *         *         *        *       *       *
 3017  Phoenix East             *        *        *        *         *          *         *         *        *       *       *
 3019  Seattle                  *        *        *        *         *          *         *         *        *       *       *
 3022  Colorado                 *        *        *        *         *          *         *         *        *       *       *
 3023  Rohnert Park             *        *        *        *         *          *         *         *        *       *       *
 3024  Las Vegas                *        *        *        *         *          *         *         *        *       *       *
 3027  Albuquerque              *        *        *        *         *          *         *         *        *       *       *
 3028  Anaheim                  *        *        *        *         *          *         *         *        *       *       *
 3030  San Diego                *        *        *        *         *          *         *         *        *       *       *
 3031  Phoenix West             *        *        *        *         *          *         *         *        *       *       *
 3033  Salt Lake City           *        *        *        *         *          *         *         *        *       *       *
 3037  Portland                 *        *        *        *         *          *         *         *        *       *       *
 3038  Upland                   *        *        *        *         *          *         *         *        *       *       *
 3039  San Francisco            *        *        *        *         *          *         *         *        *       *       *
 3040  San Marcos               *        *        *        *         *          *         *         *        *       *       *
 3045  Hawaii                   *        *        *        *         *          *         *         *        *       *       *
 3048  Spokane                  *        *        *        *         *          *         *         *        *       *       *
 3049  Concord                  *        *        *        *         *          *         *         *        *       *       *
 3051  Gardena                  *        *        *        *         *          *         *         *        *       *       *
 4000  Addison                  *        *        *        *         *          *         *         *        *       *       *
 4001  Columbus                 *        *        *        *         *          *         *         *        *       *       *
 4014  Indiana                  *        *        *        *         *          *         *         *        *       *       *
 4017  Erlanger                 *        *        *        *         *          *         *         *        *       *       *
 4022  Toledo                   *        *        *        *         *          *         *         *        *       *       *
 4024  St. Louis                *        *        *        *         *          *         *         *        *       *       *
 4026  Rockford                 *        *        *        *         *          *         *         *        *       *       *
 4027  Waukegan                 *        *        *        *         *          *         *         *        *       *       *
 4028  Detroit                  *        *        *        *         *          *         *         *        *       *       *
 4029  Minneapolis              *        *        *        *         *          *         *         *        *       *       *

BCT International, Inc.
Actual and Projected Growth

                                         System Sales Growth                       Compound Growth
                         -----------------------------------------------------   -------------------
                                   Actual             Projected                   Actual   Projected
                         -----------------------------------------------------   -------------------
Plant   Location         FY 2000   FY 2001   5mFY02   FY2002   FY2003   FY2004   '99-'01    '99-'04
------------------------------------------------------------------------------   -------------------
 4031   Des Moines           *          *         *        *        *        *        *         *
 4032   Milwaukee            *          *         *        *        *        *        *         *
 4033   Brookfield           *          *         *        *        *        *        *         *
 4034   Kansas
        City                 *          *         *        *        *        *        *         *
 4035   Akron                *          *         *        *        *        *        *         *
 4036   Cleveland            *          *         *        *        *        *        *         *
 6007   San
        Antonio              *          *         *        *        *        *        *         *
 6009   Houston              *          *         *        *        *        *        *         *
 6011   Oklahoma
        City                 *          *         *        *        *        *        *         *
 6012   Dallas               *          *         *        *        *        *        *         *
 6014   Austin               *          *         *        *        *        *        *         *
 7001   Mississauga          *          *         *        *        *        *        *         *
 7002   Toronto              *          *         *        *        *        *        *         *
 7004   Kitchener            *          *         *        *        *        *        *         *
 7007   Ottawa               *          *         *        *        *        *        *         *
 7008   Calgary              *          *         *        *        *        *        *         *
 7009   Atlantic
        Canada               *          *         *        *        *        *        *         *
 7010   Vancouver            *          *         *        *        *        *        *         *
 7015   Quebec               *          *         *        *        *        *        *         *

        Totals               *          *         *        *        *        *        *         *

   15   Bradenton            *          *         *        *        *        *        *         *
   18   Port St.
        Lucie                *          *         *        *        *        *        *         *
 1000   Delray
        Beach                *          *         *        *        *        *        *         *
 1002   Milwaukee            *          *         *        *        *        *        *         *
 1003   Sun Praire           *          *         *        *        *        *        *         *

                                          Paper Sales Growth
                         ----------------------------------------------------
                                  Actual                  Projected
                         ----------------------------------------------------
Plant   Location         FY2000   FY2001   5mFY02   FY2002   FY2003   FY 2004
-----------------------------------------------------------------------------
 4031   Des Moines            *         *        *        *        *        *
 4032   Milwaukee             *         *        *        *        *        *
 4033   Brookfield            *         *        *        *        *        *
 4034   Kansas
        City                  *         *        *        *        *        *
 4035   Akron                 *         *        *        *        *        *
 4036   Cleveland             *         *        *        *        *        *
 6007   San
        Antonio               *         *        *        *        *        *
 6009   Houston               *         *        *        *        *        *
 6011   Oklahoma
        City                  *         *        *        *        *        *
 6012   Dallas                *         *        *        *        *        *
 6014   Austin                *         *        *        *        *        *
 7001   Mississauga           *         *        *        *        *        *
 7002   Toronto               *         *        *        *        *        *
 7004   Kitchener             *         *        *        *        *        *
 7007   Ottawa                *         *        *        *        *        *
 7008   Calgary               *         *        *        *        *        *
 7009   Atlantic
        Canada                *         *        *        *        *        *
 7010   Vancouver             *         *        *        *        *        *
 7015   Quebec                *         *        *        *        *        *

        Totals                *         *        *        *        *        *

   15   Bradenton             *         *        *        *        *        *
   18   Port St.
        Lucie                 *         *        *        *        *        *
 1000   Delray
        Beach                 *         *        *        *        *        *
 1002   Milwaukee             *         *        *        *        *        *
 1003   Sun Praire            *         *        *        *        *        *

 1005   Ft. Lauderdale       *          *         *        *        *        *      *         *
 1007   WPG                  *          *         *        *        *        *      *         *
 1008   Neenah               *          *         *        *        *        *      *         *
 1010   BCD Cargo            *          *         *        *        *        *      *         *
 1012   Chicago              *          *         *        *        *        *      *         *
 1016   Tampa                *          *         *        *        *        *      *         *
 1022                        *          *         *        *        *        *      *         *
 1026   Oskosh               *          *         *        *        *        *      *         *
 1029   Boynton              *          *         *        *        *        *      *         *
        Beach
 1030                        *          *         *        *        *        *      *         *
 1031   Amesbury             *          *         *        *        *        *      *         *
 1033   Copymax              *          *         *        *        *        *      *         *
 3047   Sacramento           *          *         *        *        *        *      *         *
 3051                        *          *         *        *        *        *      *         *

        Totals            2.24%     -0.46%    -5.01%   -5.26%   -6.76%   -0.91%

 1005   Ft. Lauderdale       *         *        *        *        *        *
 1007   WPG                  *         *        *        *        *        *
 1008   Neenah               *         *        *        *        *        *
 1010   BCD Cargo            *         *        *        *        *        *
 1012   Chicago              *         *        *        *        *        *
 1016   Tampa                *         *        *        *        *        *
 1022                        *         *        *        *        *        *
 1026   Oskosh               *         *        *        *        *        *
 1029   Boynton              *         *        *        *        *        *
        Beach
 1030                        *         *        *        *        *        *
 1031   Amesbury             *         *        *        *        *        *
 1033   Copymax              *         *        *        *        *        *
 3047   Sacramento           *         *        *        *        *        *
 3051                        *         *        *        *        *        *

        Totals              na     -1.37%   17.23%   -6.67%   -6.67%   -6.67%

                            Compound Growth
                           -----------------
                           Actual   Projected   Paper Sales as % System Sales
                           ------------------   -----------------------------    Hank             Notes as
Plant  Location            '00-'0    '00-'04      FY 2000   FY 2001   5mY02     Rating   Notes%    Sales
------------------         ------------------   -----------------------------   ------   ------   --------
4031   Des Moines               *         *            *        *         *         *         *          *
4032   Milwaukee                *         *            *        *         *         *         *          *
4033   Brookfield               *         *            *        *         *         *         *          *
4034   Kansas City              *         *            *        *         *         *         *          *
4035   Akron                    *         *            *        *         *         *         *          *
4036   Cleveland                *         *            *        *         *         *         *          *
6007   San Antonio              *         *            *        *         *         *         *          *
6009   Houston                  *         *            *        *         *         *         *          *
6011   Oklahoma City            *         *            *        *         *         *         *          *
6012   Dallas                   *         *            *        *         *         *         *          *
6014   Austin                   *         *            *        *         *         *         *          *
7001   Mississauga              *         *            *        *         *         *         *          *
7002   Toronto                  *         *            *        *         *         *         *          *
7004   Kitchener                *         *            *        *         *         *         *          *
7007   Ottawa                   *         *            *        *         *         *         *          *
7008   Calgary                  *         *            *        *         *         *         *          *
7009   Atlantic Canada          *         *            *        *         *         *         *          *
7010   Vancouver                *         *            *        *         *         *         *          *
7015   Quebec                   *         *            *        *         *         *         *          *
                                                                                         ------
       Totals                1.35%    -4.73%        12.3%    12.6%     12.2%             $7,284
                                                                                         ======
  15   Bradenton                *         *
  18   Port St.
       Lucie                    *         *
1000   Delray
       Beach                    *         *
1002   Milwaukee                *         *
1003   Sun Praire               *         *
1005   Ft.                      *         *
       Lauderdale
1007   WPG                      *         *
1008   Neenah                   *         *
1010   BCD Cargo                *         *
1012   Chicago                  *         *
1016   Tampa                    *         *
1022                            *         *
1026   Oskosh                   *         *
1029   Boynton                  *         *
       Beach                    *         *
1030
1031   Amesbury                 *         *
1033   Copymax                  *         *
3047   Sacramento               *         *
3051
                                *         *
       Totals

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                               System Sales                                    Growth
                       -----------------------------------------------------------   ----------------------------
                                   Actual                       Projected                      Actual
                       -----------------------------------------------------------   ----------------------------
Plant  Location           FY 1999   FY 2000   FY 2001   FY2002   FY 2003   FY 2004   FY 2000   FY 2001   5 m FY02
-----------------------------------------------------------------------------------------------------------------
   1   Fort Lauderdale          *         *         *        *         *         *         *         *          *
   2   Port St. Lucie           *         *         *        *         *         *         *         *          *
   7   Miami                    *         *         *        *         *         *         *         *          *
   8   Orlando                  *         *         *        *         *         *         *         *          *
   9   Tampa                    *         *         *        *         *         *         *         *          *
  10   Jacksonville             *         *         *        *         *         *         *         *          *
  12   Mobile                   *         *         *        *         *         *         *         *          *
  13   Jackson                  *         *         *        *         *         *         *         *          *
  14   Metairie                 *         *         *        *         *         *         *         *          *
1010   Argentina                *         *         *        *         *         *         *         *          *
2010   Holbrook                 *         *         *        *         *         *         *         *          *
2011   Egg Harbor               *         *         *        *         *         *         *         *          *
2012   Garden City Park         *         *         *        *         *         *         *         *          *
2019   College Park             *         *         *        *         *         *         *         *          *
2021   Norristown               *         *         *        *         *         *         *         *          *
2026   Beltsville               *         *         *        *         *         *         *         *          *
2029   Norfolk                  *         *         *        *         *         *         *         *          *
2030   Memphis                  *         *         *        *         *         *         *         *          *
2033   Greensboro               *         *         *        *         *         *         *         *          *
2034   Nashville                *         *         *        *         *         *         *         *          *
2035   Charlotte                *         *         *        *         *         *         *         *          *
2036   Syracuse                 *         *         *        *         *         *         *         *          *
2037   Richmond                 *         *         *        *         *         *         *         *          *
2038   Pittsburgh               *         *         *        *         *         *         *         *          *
2039   Valley Cottage           *         *         *        *         *         *         *         *          *
2040   Raleigh                  *         *         *        *         *         *         *         *          *
2042   Columbia                 *         *         *        *         *         *         *         *          *
2043   Waterbury                *         *         *        *         *         *         *         *          *
2044   Philadelphia             *         *         *        *         *         *         *         *          *
2046   Upper Saddle Riv         *         *         *        *         *         *         *         *          *
2048   Rhode Island             *         *         *        *         *         *         *         *          *
2049   Louisville               *         *         *        *         *         *         *         *          *
2050   Central NJ               *         *         *        *         *         *         *         *          *
2051   Merrimack                *         *         *        *         *         *         *         *          *
2052   Norcross                 *         *         *        *         *         *         *         *          *
2053   Marietta                 *         *         *        *         *         *         *         *          *
2054   New York                 *         *         *        *         *         *         *         *          *
3009   Tucson                   *         *         *        *         *         *         *         *          *
3013   Costa Mesa               *         *         *        *         *         *         *         *          *
3014   Laguna Hills             *         *         *        *         *         *         *         *          *
3017   Phoenix East             *         *         *        *         *         *         *         *          *
3019   Seattle                  *         *         *        *         *         *         *         *          *
3022   Colorado                 *         *         *        *         *         *         *         *          *
3023   Rohnert Park             *         *         *        *         *         *         *         *          *
3024   Las Vegas                *         *         *        *         *         *         *         *          *
3027   Albuquerque              *         *         *        *         *         *         *         *          *
3028   Anaheim                  *         *         *        *         *         *         *         *          *
3030   San Diego                *         *         *        *         *         *         *         *          *
3031   Phoenix West             *         *         *        *         *         *         *         *          *
3033   Salt Lake City           *         *         *        *         *         *         *         *          *
3037   Portland                 *         *         *        *         *         *         *         *          *
3038   Upland                   *         *         *        *         *         *         *         *          *
3039   San Francisco            *         *         *        *         *         *         *         *          *
3040   San Marcos               *         *         *        *         *         *         *         *          *
3045   Hawaii                   *         *         *        *         *         *         *         *          *
3048   Spokane                  *         *         *        *         *         *         *         *          *
3049   Concord                  *         *         *        *         *         *         *         *          *
3051   Gardena                  *         *         *        *         *         *         *         *          *
4000   Addison                  *         *         *        *         *         *         *         *          *
4001   Columbus                 *         *         *        *         *         *         *         *          *
4014   Indiana                  *         *         *        *         *         *         *         *          *
4017   Erlanger                 *         *         *        *         *         *         *         *          *
4022   Toledo                   *         *         *        *         *         *         *         *          *
4024   St. Louis                *         *         *        *         *         *         *         *          *
4026   Rockford                 *         *         *        *         *         *         *         *          *
4027   Waukegan                 *         *         *        *         *         *         *         *          *
4028   Detroit                  *         *         *        *         *         *         *         *          *
4029   Minneapolis              *         *         *        *         *         *         *         *          *
4031   Des Moines               *         *         *        *         *         *         *         *          *
4032   Milwaukee                *         *         *        *         *         *         *         *          *
4033   Brookfield               *         *         *        *         *         *         *         *          *

                                                        Compound Growth
                       ------------------------------   -----------------
                                  Projected              Actual   Project               Projected Net Royalties
                       ------------------------------   -----------------   Effective   ------------------------
Plant  Location           FY 2002   FY 2003   FY 2004   '99-'01   '99-'04    Royalty%   FY2002   FY2003   FY2004
-----------------------------------------------------   -----------------   ------------------------------------
   1   Fort Lauderdale          *         *         *         *         *           *        *        *        *
   2   Port St. Lucie           *         *         *         *         *           *        *        *        *
   7   Miami                    *         *         *         *         *           *        *        *        *
   8   Orlando                  *         *         *         *         *           *        *        *        *
   9   Tampa                    *         *         *         *         *           *        *        *        *
  10   Jacksonville             *         *         *         *         *           *        *        *        *
  12   Mobile                   *         *         *         *         *           *        *        *        *
  13   Jackson                  *         *         *         *         *           *        *        *        *
  14   Metairie                 *         *         *         *         *           *        *        *        *
1010   Argentina                *         *         *         *         *           *        *        *        *
2010   Holbrook                 *         *         *         *         *           *        *        *        *
2011   Egg Harbor               *         *         *         *         *           *        *        *        *
2012   Garden City Park         *         *         *         *         *           *        *        *        *
2019   College Park             *         *         *         *         *           *        *        *        *
2021   Norristown               *         *         *         *         *           *        *        *        *
2026   Beltsville               *         *         *         *         *           *        *        *        *
2029   Norfolk                  *         *         *         *         *           *        *        *        *
2030   Memphis                  *         *         *         *         *           *        *        *        *
2033   Greensboro               *         *         *         *         *           *        *        *        *
2034   Nashville                *         *         *         *         *           *        *        *        *
2035   Charlotte                *         *         *         *         *           *        *        *        *
2036   Syracuse                 *         *         *         *         *           *        *        *        *
2037   Richmond                 *         *         *         *         *           *        *        *        *
2038   Pittsburgh               *         *         *         *         *           *        *        *        *
2039   Valley Cottage           *         *         *         *         *           *        *        *        *
2040   Raleigh                  *         *         *         *         *           *        *        *        *
2042   Columbia                 *         *         *         *         *           *        *        *        *
2043   Waterbury                *         *         *         *         *           *        *        *        *
2044   Philadelphia             *         *         *         *         *           *        *        *        *
2046   Upper Saddle Riv         *         *         *         *         *           *        *        *        *
2048   Rhode Island             *         *         *         *         *           *        *        *        *
2049   Louisville               *         *         *         *         *           *        *        *        *
2050   Central NJ               *         *         *         *         *           *        *        *        *
2051   Merrimack                *         *         *         *         *           *        *        *        *
2052   Norcross                 *         *         *         *         *           *        *        *        *
2053   Marietta                 *         *         *         *         *           *        *        *        *
2054   New York                 *         *         *         *         *           *        *        *        *
3009   Tucson                   *         *         *         *         *           *        *        *        *
3013   Costa Mesa               *         *         *         *         *           *        *        *        *
3014   Laguna Hills             *         *         *         *         *           *        *        *        *
3017   Phoenix East             *         *         *         *         *           *        *        *        *
3019   Seattle                  *         *         *         *         *           *        *        *        *
3022   Colorado                 *         *         *         *         *           *        *        *        *
3023   Rohnert Park             *         *         *         *         *           *        *        *        *
3024   Las Vegas                *         *         *         *         *           *        *        *        *
3027   Albuquerque              *         *         *         *         *           *        *        *        *
3028   Anaheim                  *         *         *         *         *           *        *        *        *
3030   San Diego                *         *         *         *         *           *        *        *        *
3031   Phoenix West             *         *         *         *         *           *        *        *        *
3033   Salt Lake City           *         *         *         *         *           *        *        *        *
3037   Portland                 *         *         *         *         *           *        *        *        *
3038   Upland                   *         *         *         *         *           *        *        *        *
3039   San Francisco            *         *         *         *         *           *        *        *        *
3040   San Marcos               *         *         *         *         *           *        *        *        *
3045   Hawaii                   *         *         *         *         *           *        *        *        *
3048   Spokane                  *         *         *         *         *           *        *        *        *
3049   Concord                  *         *         *         *         *           *        *        *        *
3051   Gardena                  *         *         *         *         *           *        *        *        *
4000   Addison                  *         *         *         *         *           *        *        *        *
4001   Columbus                 *         *         *         *         *           *        *        *        *
4014   Indiana                  *         *         *         *         *           *        *        *        *
4017   Erlanger                 *         *         *         *         *           *        *        *        *
4022   Toledo                   *         *         *         *         *           *        *        *        *
4024   St. Louis                *         *         *         *         *           *        *        *        *
4026   Rockford                 *         *         *         *         *           *        *        *        *
4027   Waukegan                 *         *         *         *         *           *        *        *        *
4028   Detroit                  *         *         *         *         *           *        *        *        *
4029   Minneapolis              *         *         *         *         *           *        *        *        *
4031   Des Moines               *         *         *         *         *           *        *        *        *
4032   Milwaukee                *         *         *         *         *           *        *        *        *
4033   Brookfield               *         *         *         *         *           *        *        *        *

                            Actual Sales
                          -----------------
Plant  Location            FY02   5 m FY01
-----------------------   -----------------

   1   Fort Lauderdale        *         *
   2   Port St. Lucie         *         *
   7   Miami                  *         *
   8   Orlando                *         *
   9   Tampa                  *         *
  10   Jacksonville           *         *
  12   Mobile                 *         *
  13   Jackson                *         *
  14   Metairie               *         *
1010   Argentina              *         *
2010   Holbrook               *         *
2011   Egg Harbor             *         *
2012   Garden City Park       *         *
2019   College Park           *         *
2021   Norristown             *         *
2026   Beltsville             *         *
2029   Norfolk                *         *
2030   Memphis                *         *
2033   Greensboro             *         *
2034   Nashville              *         *
2035   Charlotte              *         *
2036   Syracuse               *         *
2037   Richmond               *         *
2038   Pittsburgh             *         *
2039   Valley Cottage         *         *
2040   Raleigh                *         *
2042   Columbia               *         *
2043   Waterbury              *         *
2044   Philadelphia           *         *
2046   Upper Saddle Riv       *         *
2048   Rhode Island           *         *
2049   Louisville             *         *
2050   Central NJ             *         *
2051   Merrimack              *         *
2052   Norcross               *         *
2053   Marietta               *         *
2054   New York               *         *
3009   Tucson                 *         *
3013   Costa Mesa             *         *
3014   Laguna Hills           *         *
3017   Phoenix East           *         *
3019   Seattle                *         *
3022   Colorado               *         *
3023   Rohnert Park           *         *
3024   Las Vegas              *         *
3027   Albuquerque            *         *
3028   Anaheim                *         *
3030   San Diego              *         *
3031   Phoenix West           *         *
3033   Salt Lake City         *         *
3037   Portland               *         *
3038   Upland                 *         *
3039   San Francisco          *         *
3040   San Marcos             *         *
3045   Hawaii                 *         *
3048   Spokane                *         *
3049   Concord                *         *
3051   Gardena                *         *
4000   Addison                *         *
4001   Columbus               *         *
4014   Indiana                *         *
4017   Erlanger               *         *
4022   Toledo                 *         *
4024   St. Louis              *         *
4026   Rockford               *         *
4027   Waukegan               *         *
4028   Detroit                *         *
4029   Minneapolis            *         *
4031   Des Moines             *         *
4032   Milwaukee              *         *
4033   Brookfield             *         *

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                                   System Sales
                             ---------------------------------------------------------------------------------------
                                               Actual                                    Projected
                             ---------------------------------------------------------------------------------------
Plant   Location                FY 1999        FY 2000        FY 2001         FY 2002        FY 2003       FY 2004
--------------------------------------------------------------------------------------------------------------------
 4034   Kansas City                     *              *               *               *             *             *
 4035   Akron                           *              *               *               *             *             *
 4036   Cleveland                       *              *               *               *             *             *
 6007   San Antonio                     *              *               *               *             *             *
 6009   Houston                         *              *               *               *             *             *
 6011   Oklahoma City                   *              *               *               *             *             *
 6012   Dallas                          *              *               *               *             *             *
 6014   Austin                          *              *               *               *             *             *
 7001   Mississauga                     *              *               *               *             *             *
 7002   Toronto                         *              *               *               *             *             *
 7004   Kitchener                       *              *               *               *             *             *
 7007   Ottawa                          *              *               *               *             *             *
 7008   Calgary                         *              *               *               *             *             *
 7009   Atlantic Canada                 *              *               *               *             *             *
 7010   Vancouver                       *              *               *               *             *             *
 7015   Quebec                          *              *               *               *             *             *
                             ---------------------------------------------------------------------------------------
        Totals               $105,328,121   $107,685,301   $7107,185,301   $3101,551,214   $94,688,309   $93,826,516
                             =======================================================================================

   15   Bradenton                      --             --              --              --            --            --
   18   Port St. Lucie                 --             --              --              --            --            --
 1000   Delray Beach                   --             --              --              --            --            --
 1002   Milwaukee                      --             --              --              --            --            --
 1003   Sun Praire                     --             --              --              --            --            --
 1005   Ft. Lauderdale                 --             --              --              --            --            --
 1007   WPG                            --             --              --              --            --            --
 1008   Neenah                         --             --              --              --            --            --
 1010   BCD Cargo                      --             --              --              --            --            --
 1012   Chicago                        --             --              --              --            --            --
 1016   Tampa                          --             --              --              --            --            --
 1022                                  --             --              --              --            --            --
 1026   Oskosh                         --             --              --              --            --            --
 1029   Boynton Beach                  --             --              --              --            --            --
 1030                                  --             --              --              --            --            --
 1031   Amesbury                       --             --              --              --            --            --
 1033   Copymax                        --             --              --              --            --            --
 3047   Sacramento                     --             --              --              --            --            --
 3051                                  --             --              --              --            --            --
                             ---------------------------------------------------------------------------------------
        Totals               $105,328,121   $107,685,767   $ 107,185,301   $ 101,551,214   $94,688,309   $93,826,516
                             =======================================================================================

10K Reported                 $105,000,000   $107,000,000   $ 108,000,000
High Plant                   $  3,595,387   $  3,806,428   $   3,723,336   $   3,663,390   $ 3,844,675   $ 4,036,909
Average Plant                   1,210,668      1,237,767       1,232,015       1,167,255     1,088,371     1,078,466
Median Plant                      972,334      1,045,389       1,125,191       1,007,492       914,929       875,628
Low Plant                          12,785             --          68,330              --            --            --

Total Top 10 Plants          $ 27,029,595   $ 28,114,873   $  27,146,357   $ 526,810,424   $27,156,727   $27,691,457
Total Top 20 Plants            45,156,731     46,974,683      46,045,662      44,955,726    45,064,845    45,611,841
Total Top 30 Plants            59,478,452     61,625,333      60,668,063      59,597,446    59,648,800    60,188,854

As % of Total Plants Sales
Top 10 Plants                        25.7%          26.1%           25.3%           26.4%         28.7%         29.5%
Top 20 Plants                        42.9%          43.6%           43.0%           44.3%         47.6%         48.6%
Top 30 Plants                        56.5%          57.2%           56.6%           58.7%         63.0%         64.1%

As % of Plants
Number of Plants                       87             86              87              83            74            74
Top 10 Plants                        11.5%          11.6%           11.5%           12.0%         13.5%         13.5%
Top 20 Plants                        23.0%          23.3%           23.0%           24.1%         27.0%         27.0%
Top 30 Plants                        34.5%          34.9%           34.5%           36.1%         40.5%         40.5%

                                                     Growth                                 Compound Growth
                             ----------------------------------------------------------   -------------------
                                       Actural                      Projected             Actural   Projected
                             ----------------------------   ---------------------------   -------------------   Effective
Plant   Location             FY 2000   FY 2001   5 m FY02   FY 2002   FY 2003   FY 2004   '99-'0'     99-'0'     Royalty
 --------------------------------------------------------------------------------------   -------------------   ---------
 4034   Kansas City                *         *          *         *         *         *         *          *            *
 4035   Akron                      *         *          *         *         *         *         *          *            *
 4036   Cleveland                  *         *          *         *         *         *         *          *            *
 6007   San Antonio                *         *          *         *         *         *         *          *            *
 6009   Houston                    *         *          *         *         *         *         *          *            *
 6011   Oklahoma City              *         *          *         *         *         *         *          *            *
 6012   Dallas                     *         *          *         *         *         *         *          *            *
 6014   Austin                     *         *          *         *         *         *         *          *            *
 7001   Mississauga                *         *          *         *         *         *         *          *            *
 7002   Toronto                    *         *          *         *         *         *         *          *            *
 7004   Kitchener                  *         *          *         *         *         *         *          *            *
 7007   Ottawa                     *         *          *         *         *         *         *          *            *
 7008   Calgary                    *         *          *         *         *         *         *          *            *
 7009   Atlantic Canada            *         *          *         *         *         *         *          *            *
 7010   Vancouver                  *         *          *         *         *         *         *          *            *
 7015   Quebec                     *         *          *         *         *         *         *          *            *

        Totals                  2.24%    -0.46      -5.05%   - 5.26%    -6.76%    -0.91%     0.88%     -2.29%

   15   Bradenton                  *         *          *         *         *         *
   18   Port St. Lucie             *         *          *         *         *         *
 1000   Delray Beach               *         *          *         *         *         *
 1002   Milwaukee                  *         *          *         *         *         *
 1003   Sun Praire                 *         *          *         *         *         *
 1005   Ft. Lauderdale             *         *          *         *         *         *
 1007   WPG                        *         *          *         *         *         *
 1008   Neenah                     *         *          *         *         *         *
 1010   BCD Cargo                  *         *          *         *         *         *
 1012   Chicago                    *         *          *         *         *         *
 1016   Tampa                      *         *          *         *         *         *
 1022                              *         *          *         *         *         *
 1026   Oskosh                     *         *          *         *         *         *
 1029   Boynton Beach              *         *          *         *         *         *
 1030                              *         *          *         *         *         *
 1031   Amesbury                   *         *          *         *         *         *
 1033   Copymax                    *         *          *         *         *         *
 3047   Sacramento                 *         *          *         *         *         *
 3051                              *         *          *         *         *         *

        Totals                  2.24%    -0.46      -5.01%    -5.26%    -6.76%    -0.91%

10K Reported

High Plant                      5.87%    -2.18%        na      4.95%     4.95%     5.00%     1.76%      2.34%
Average Plant                   2.24%    -0.46%        na     -6.76%    -6.76%    -0.91%     0.88%     -2.29%
Median Plant                    7.51%     7.63%        na     -9.19%    -9.19%    -4.30%     7.57%     -2.07%
Low Plant                     100.00%       na         na        na        na        na    131.18    -100.00%

Total Top 10 Plants             4.02%    -3.44%        na      1.29%     1.29%     1.97%     0.22%      0.49%
Total Top 20 Plants             4.03%    -1.98%        na      0.24%     0.24%     1.21%     0.98%      0.20%
Total Top 30 Plants             3.61%    -1.55%        na      0.09%     0.09%     0.91%     1.00%      0.24

As % of Total Plants Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As % of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

                                                 Projected Net Royalties                Actual Sales
                                            ----------------------------------   -------------------------
 Plant Location                             FY 2002      FY 2003     FY 2004      5 m FY02      5 m FY0
 ---------------------------------------------------------------------------------------------------------
 4034 Kansas City                             40,967        34,822      29,599       304,747       367,989
 4035 Akron                                   91,869        96,463     101,286       628,731       591,558
 4036 Cleveland                               81,311        85,376      89,645       565,770       481,043
 6007 San Antonio                                  *             *           *             *             *
 6009 Houston                                      *             *           *             *             *
 6011 Oklahoma City                                *             *           *             *             *
 6012 Dallas                                       *             *           *             *             *
 6014 Austin                                       *             *           *             *             *
 7001 Mississauga                                  *             *           *             *             *
 7002 Toronto                                      *             *           *             *             *
 7004 Kitchener                                    *             *           *             *             *
 7007 Ottawa                                       *             *           *             *             *
 7008 Calgary                                      *             *           *             *             *
 7009 Atlantic Canada                              *             *           *             *             *
 7010 Vancouver                                    *             *           *             *             *
 7015 Quebec                                       *             *           *             *             *
                                           -----------------------------------   -------------------------
      Totals                               5,277,154     4,937,202   4,889,383   $42,779,499   $45,053,863
                                                                                 =========================

   15 Bradenton                                                                           --            --
   18 Port St. Lucie                                                                      --            --
 1000 Delray Beach                                                                        --            --
 1002 Milwaukee                                                                           --            --
 1003 Sun Praire                                                                          --            --
 1005 Ft. Lauderdale                                                                      --            --
 1007 WPG                                                                                 --            --
 1008 Neenah                                                                              --            --
 1010 BCD Cargo                                                                           --            --
 1012 Chicago                                                                             --            --
 1016 Tampa                                                                               --            --
 1022                                                                                     --            --
 1026 Oskosh                                                                              --            --
 1029 Boynton Beach                                                                       --            --
 1030                                                                                     --            --
 1031 Amesbury                                                                            --            --
 1033 Copymax                                                                             --            --
 3047 Sacramento                                                                           *             *
 3051                                                                                     --            --
                                                                                 -------------------------
        Totals                                                                   $42,897,611   $45,161,173
                                                                                 =========================

10K Reported

High Plant
Average Plant
Median Plant
Low Plant

Total Top 10 Plants
Total Top 20 Plants
Total Top 30 Plants

As % of Total Plants Sales       Less Canadian Exch        (120,000)      (60,000)    (60,000)
Top 10 Plants                    Net royalty             $5,157,154    $4,877,202  $4,829,383
Top 20 Plants
Top 30 Plants                    Eff royalty rate              5.08%         5.15%       5.15%

As % of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

BCT International, Inc.
Actual and Projected Paper Sales

                                           Paper Sales                                                Growth
                           ----------------------------------------------------------------------------------------
                                      Actual                     Projected              Actual
                           ----------------------------------------------------------------------------------------
Plant   Location           FY 1999   FY 2000   FY 2001   FY 2002   FY 2003   FY 2004   FY 2000   FY 2001   5 m FY02
-------------------------------------------------------------------------------------------------------------------
    1   Fort Lauderdale          *         *         *         *         *         *         *         *          *
    2   Port St. Lucie           *         *         *         *         *         *         *         *          *
    7   Miami                    *         *         *         *         *         *         *         *          *
    8   Orlando                  *         *         *         *         *         *         *         *          *
    9   Tampa                    *         *         *         *         *         *         *         *          *
   10   Jacksonville             *         *         *         *         *         *         *         *          *
   12   Mobile                   *         *         *         *         *         *         *         *          *
   13   Jackson                  *         *         *         *         *         *         *         *          *
   14   Metairie                 *         *         *         *         *         *         *         *          *
 1010   Argentina                *         *         *         *         *         *         *         *          *
 2010   Holbrook                 *         *         *         *         *         *         *         *          *
 2011   Egg Harbor               *         *         *         *         *         *         *         *          *
 2012   Garden City Park         *         *         *         *         *         *         *         *          *
 2019   College Park             *         *         *         *         *         *         *         *          *
 2021   Norristown               *         *         *         *         *         *         *         *          *
 2026   Beltsville               *         *         *         *         *         *         *         *          *
 2029   Norfolk                  *         *         *         *         *         *         *         *          *
 2030   Memphis                  *         *         *         *         *         *         *         *          *
 2033   Greensboro               *         *         *         *         *         *         *         *          *
 2034   Nashville                *         *         *         *         *         *         *         *          *
 2035   Charlotte                *         *         *         *         *         *         *         *          *
 2036   Syracuse                 *         *         *         *         *         *         *         *          *
 2037   Richmond                 *         *         *         *         *         *         *         *          *
 2038   Pittsburgh               *         *         *         *         *         *         *         *          *
 2039   Valley Cottage           *         *         *         *         *         *         *         *          *
 2040   Raleigh                  *         *         *         *         *         *         *         *          *
 2042   Columbia                 *         *         *         *         *         *         *         *          *
 2043   Waterbury                *         *         *         *         *         *         *         *          *
 2044   Philadelphia             *         *         *         *         *         *         *         *          *
 2046   Upper Saddle Riv         *         *         *         *         *         *         *         *          *
 2048   Rhode Island             *         *         *         *         *         *         *         *          *
 2049   Louisville               *         *         *         *         *         *         *         *          *
 2050   Central NJ               *         *         *         *         *         *         *         *          *
 2051   Merrimack                *         *         *         *         *         *         *         *          *
 2052   Norcross                 *         *         *         *         *         *         *         *          *
 2053   Marietta                 *         *         *         *         *         *         *         *          *
 2054   New York                 *         *         *         *         *         *         *         *          *
 3009   Tucson                   *         *         *         *         *         *         *         *          *
 3013   Costa Mesa               *         *         *         *         *         *         *         *          *
 3014   Laguna Hills             *         *         *         *         *         *         *         *          *
 3017   Phoenix East             *         *         *         *         *         *         *         *          *
 3019   Seattle                  *         *         *         *         *         *         *         *          *
 3022   Colorado                 *         *         *         *         *         *         *         *          *
 3023   Rohnert Park             *         *         *         *         *         *         *         *          *
 3024   Las Vegas                *         *         *         *         *         *         *         *          *
 3027   Albuquerque              *         *         *         *         *         *         *         *          *
 3028   Anaheim                  *         *         *         *         *         *         *         *          *
 3030   San Diego                *         *         *         *         *         *         *         *          *
 3031   Phoenix West             *         *         *         *         *         *         *         *          *
 3033   Salt Lake City           *         *         *         *         *         *         *         *          *
 3037   Portland                 *         *         *         *         *         *         *         *          *
 3038   Upland                   *         *         *         *         *         *         *         *          *
 3039   San Francisco            *         *         *         *         *         *         *         *          *
 3040   San Marcos               *         *         *         *         *         *         *         *          *
 3045   Hawaii                   *         *         *         *         *         *         *         *          *
 3048   Spokane                  *         *         *         *         *         *         *         *          *
 3049   Concord                  *         *         *         *         *         *         *         *          *
 3051   Gardena                  *         *         *         *         *         *         *         *          *
 4000   Addison                  *         *         *         *         *         *         *         *          *
 4001   Columbus                 *         *         *         *         *         *         *         *          *
 4014   Indiana                  *         *         *         *         *         *         *         *          *
 4017   Erlanger                 *         *         *         *         *         *         *         *          *
 4022   Toledo                   *         *         *         *         *         *         *         *          *
 4024   St. Louis                *         *         *         *         *         *         *         *          *
 4026   Rockford                 *         *         *         *         *         *         *         *          *
 4027   Waukegan                 *         *         *         *         *         *         *         *          *
 4028   Detroit                  *         *         *         *         *         *         *         *          *
 4029   Minneapolis              *         *         *         *         *         *         *         *          *
 4031   Des Moines               *         *         *         *         *         *         *         *          *
 4032   Milwaukee                *         *         *         *         *         *         *         *          *
 4033   Brookfield               *         *         *         *         *         *         *         *          *

                                                          Compound Growth
                          ---------------------------   -------------------
                                  Projected              Actual   Projected       Actual Sales
                          ---------------------------   -------------------   -------------------
Plant  Location            FY 2002   FY 2003   FY 2004   '00-'01    '00-'04    5 m FY02   5 m FY01
-----------------------------------------------------   -------------------   -------------------
   1   Fort Lauderdale          *         *         *         *           *          *          *
   2   Port St. Lucie           *         *         *         *           *          *          *
   7   Miami                    *         *         *         *           *          *          *
   8   Orlando                  *         *         *         *           *          *          *
   9   Tampa                    *         *         *         *           *          *          *
  10   Jacksonville             *         *         *         *           *          *          *
  12   Mobile                   *         *         *         *           *          *          *
  13   Jackson                  *         *         *         *           *          *          *
  14   Metairie                 *         *         *         *           *          *          *
1010   Argentina                *         *         *         *           *          *          *
2010   Holbrook                 *         *         *         *           *          *          *
2011   Egg Harbor               *         *         *         *           *          *          *
2012   Garden City Park         *         *         *         *           *          *          *
2019   College Park             *         *         *         *           *          *          *
2021   Norristown               *         *         *         *           *          *          *
2026   Beltsville               *         *         *         *           *          *          *
2029   Norfolk                  *         *         *         *           *          *          *
2030   Memphis                  *         *         *         *           *          *          *
2033   Greensboro               *         *         *         *           *          *          *
2034   Nashville                *         *         *         *           *          *          *
2035   Charlotte                *         *         *         *           *          *          *
2036   Syracuse                 *         *         *         *           *          *          *
2037   Richmond                 *         *         *         *           *          *          *
2038   Pittsburgh               *         *         *         *           *          *          *
2039   Valley Cottage           *         *         *         *           *          *          *
2040   Raleigh                  *         *         *         *           *          *          *
2042   Columbia                 *         *         *         *           *          *          *
2043   Waterbury                *         *         *         *           *          *          *
2044   Philadelphia             *         *         *         *           *          *          *
2046   Upper Saddle Riv         *         *         *         *           *          *          *
2048   Rhode Island             *         *         *         *           *          *          *
2049   Louisville               *         *         *         *           *          *          *
2050   Central NJ               *         *         *         *           *          *          *
2051   Merrimack                *         *         *         *           *          *          *
2052   Norcross                 *         *         *         *           *          *          *
2053   Marietta                 *         *         *         *           *          *          *
2054   New York                 *         *         *         *           *          *          *
3009   Tucson                   *         *         *         *           *          *          *
3013   Costa Mesa               *         *         *         *           *          *          *
3014   Laguna Hills             *         *         *         *           *          *          *
3017   Phoenix East             *         *         *         *           *          *          *
3019   Seattle                  *         *         *         *           *          *          *
3022   Colorado                 *         *         *         *           *          *          *
3023   Rohnert Park             *         *         *         *           *          *          *
3024   Las Vegas                *         *         *         *           *          *          *
3027   Albuquerque              *         *         *         *           *          *          *
3028   Anaheim                  *         *         *         *           *          *          *
3030   San Diego                *         *         *         *           *          *          *
3031   Phoenix West             *         *         *         *           *          *          *
3033   Salt Lake City           *         *         *         *           *          *          *
3037   Portland                 *         *         *         *           *          *          *
3038   Upland                   *         *         *         *           *          *          *
3039   San Francisco            *         *         *         *           *          *          *
3040   San Marcos               *         *         *         *           *          *          *
3045   Hawaii                   *         *         *         *           *          *          *
3048   Spokane                  *         *         *         *           *          *          *
3049   Concord                  *         *         *         *           *          *          *
3051   Gardena                  *         *         *         *           *          *          *
4000   Addison                  *         *         *         *           *          *          *
4001   Columbus                 *         *         *         *           *          *          *
4014   Indiana                  *         *         *         *           *          *          *
4017   Erlanger                 *         *         *         *           *          *          *
4022   Toledo                   *         *         *         *           *          *          *
4024   St. Louis                *         *         *         *           *          *          *
4026   Rockford                 *         *         *         *           *          *          *
4027   Waukegan                 *         *         *         *           *          *          *
4028   Detroit                  *         *         *         *           *          *          *
4029   Minneapolis              *         *         *         *           *          *          *
4031   Des Moines               *         *         *         *           *          *          *
4032   Milwaukee                *         *         *         *           *          *          *
4033   Brookfield               *         *         *         *           *          *          *

BCT International, Inc.
Actual and Projected Paper Sales

                                                            Paper Sales                                          Growth
                         ----------------------------------------------------------------------------  --------------------------
                                         Actual                               Projected                          Actual
                         -------------------------------------  -------------------------------------  --------------------------
Plant  Location            FY 1999      FY 2000       FY 2001     FY 2002      FY 2003       FY 2004   FY 2000  FY 2001  5 m FY02
-----------------------------------------------------------------------------------------------------  --------------------------
4034   Kansas City               --            *            *            *            *            *        *       *       *
4035   Akron                     --            *            *            *            *            *        *       *       *
4036   Cleveland                 --            *            *            *            *            *        *       *       *
6007   San Antonio               --            *            *            *            *            *        *       *       *
6009   Houston                   --            *            *            *            *            *        *       *       *
6011   Oklahoma City             --            *            *            *            *            *        *       *       *
6012   Dallas                    --            *            *            *            *            *        *       *       *
6014   Austin                    --            *            *            *            *            *        *       *       *
7001   Mississauga               --            *            *            *            *            *        *       *       *
7002   Toronto                   --            *            *            *            *            *        *       *       *
7004   Kitchener                 --            *            *            *            *            *        *       *       *
7007   Ottawa                    --            *            *            *            *            *        *       *       *
7008   Calgary                   --            *            *            *            *            *        *       *       *
7009   Atlantic Canada           --            *            *            *            *            *        *       *       *
7010   Vancouver                 --            *            *            *            *            *        *       *       *
7015   Quebec                    --            *            *            *            *            *        *       *       *
                                 --            *            *            *            *            *        *       *       *
                        ----------------------------------------------------------------------------
       Totals           $        --  $13,275,000  $13,455,224  $12,557,761  $11,720,158  $10,938,423       na    1.35%   16.7%
                        ============================================================================

  15   Bradenton        $        --  $         *            *            *            *            *        *       *       *
  18   Port St. Lucie            --            *            *            *            *            *        *       *       *
1000   Delray Beach              --            *            *            *            *            *        *       *       *
1002   Milwaukee                 --            *            *            *            *            *        *       *       *
1003   Sun Praire                --            *            *            *            *            *        *       *       *
1005   Ft. Lauderdale            --            *            *            *            *            *        *       *       *
1007   WPG                       --            *            *            *            *            *        *       *       *
1008   Neenah                    --            *            *            *            *            *        *       *       *
1010   BCD Cargo                 --            *            *            *            *            *        *       *       *
1012   Chicago                   --            *            *            *            *            *        *       *       *
1016   Tampa                     --            *            *            *            *            *        *       *       *
1022                             --            *            *            *            *            *        *       *       *
1026   Oskosh                    --            *            *            *            *            *        *       *       *
1029   Boynton Beach             --            *            *            *            *            *        *       *       *
1030                             --            *            *            *            *            *        *       *       *
1031   Amesbury                  --            *            *            *            *            *        *       *       *
1033   Copymax                   --            *            *            *            *            *        *       *       *
3047   Sacremento                --            *            *            *            *            *        *       *       *
3051                             --            *            *            *            *            *        *       *       *

                        ----------------------------------------------------------------------------
       Totals           $        --  $13,641,000  $13,455,224  $12,557,761  $11,720,158  $10,938,423       na   -1.37%   17.2%
                        ============================================================================

10K Reported             $12,817,000  $13,881,000  $13,424,000
                         =====================================

High Plant               $        --  $   562,184  $   576,980  $   538,495  $   502,578  $   469,056       na    2.63%     na
Average Plant                     --      152,593      154,658      144,342      134,714      125,729       na    1.35%     na
Median Plant                      --      126,770      132,394      123,563      115,322      107,630       na    4.44%     na
Low Plant                         --        9,193           73           68           64           59       na  -99.21%     na

Total Top 10 Plants      $        --  $ 3,831,955  $ 3,820,878  $ 3,566,025  $ 3,328,172  $ 3,106,182       na   -0.29%     na
Total Top 20 Plants               --    6,142,096    6,192,476    5,779,438    5,393,949    5,034,173       na    0.82%     na
Total Top 30 Plants               --    7,966,964    8,050,597    7,513,622    7,012,464    6,544,732       na    1.05%     na

As % of Total Plants
   Sales
Top 10 Plants                     na         28.9%        28.4%        28.4%        28.4%        28.4%
Top 20 Plants                     na         46.3%        46.0%        46.0%        46.0%        46.0%
Top 30 Plants                     na         60.0%        59.8%        59.8%        59.8%        59.8%

As% of Plants
Number of Plants                  --           87           87           87           87           87
Top 10 Plants                     na         11.5%        11.5%        11.5%        11.5%        11.5%
Top 20 Plants                     na         23.0%        23.0%        23.0%        23.0%        23.0%
Top 30 Plants                     na         34.5%        34.5%        34.5%        34.5%        34.5%

                                                     Compound Growth
                        -------------------------  -------------------
                                Projected           Actual   Projected       Actual Sales
                        -------------------------  -------------------  ----------------------
Plant     Location      FY 2002  FY 2003  FY 2004  '00-'01'    00-'04    5 m FY02     5 m FY01
-------------------------------------------------  -------------------  ----------------------
4034   Kansas City            *        *        *         *          *           *            *
4035   Akron                  *        *        *         *          *           *            *
4036   Cleveland              *        *        *         *          *           *            *
6007   San Antonio            *        *        *         *          *           *            *
6009   Houston                *        *        *         *          *           *            *
6011   Oklahoma City          *        *        *         *          *           *            *
6012   Dallas                 *        *        *         *          *           *            *
6014   Austin                 *        *        *         *          *           *            *
7001   Mississauga            *        *        *         *          *           *            *
7002   Toronto                *        *        *         *          *           *            *
7004   Kitchener              *        *        *         *          *           *            *
7007   Ottawa                 *        *        *         *          *           *            *
7008   Calgary                *        *        *         *          *           *            *
7009   Atlantic Canada        *        *        *         *          *           *            *
7010   Vancouver              *        *        *         *          *           *            *
7015   Quebec                 *        *        *         *          *           *            *

                                                                        -----------------------
       Totals             -6.67%   -6.67%   -6.67%     1.35%     -4.73% $5,231,871   $4,481,658
                                                                        =======================

  15   Bradenton          $   *        *        *
  18   Port St. Lucie         *        *        *                                *            *
1000   Delray Beach           *        *        *                                *            *
1002   Milwaukee              *        *        *                                *            *
1003   Sun Praire             *        *        *                                *            *
1005   Ft. Lauderdale         *        *        *                                *            *
1007   WPG                    *        *        *                                *            *
1008   Neenah                 *        *        *                                *            *
1010   BCD Cargo              *        *        *                                *            *
1012   Chicago                *        *        *                                *            *
1016   Tampa                  *        *        *                                *            *
1022                          *        *        *                                *            *
1026   Oskosh                 *        *        *                                *            *
1029   Boynton Beach          *        *        *                                *            *
1030                          *        *        *                                *            *
1031   Amesbury               *        *        *                                *            *
1033   Copymax                *        *        *                                *            *
3047   Sacremento             *        *        *                                *            *
3051                          *        *        *                                *            *

                                                                         ----------------------
       Totals             -6.67%   -6.67%   -6.67%                       $5,293,871  $4,515,258
                                                                         ======================

10K Reported

High Plant                 -6.67%   -6.67%   -6.67%
Average Plant              -6.67%   -6.67%   -6.67%
Median Plant               -6.67%   -6.67%   -6.67%
Low Plant                  -6.67%   -6.67%   -6.67%

Total Top 10 Plants        -6.67%   -6.67%   -6.67%
Total Top 20 Plants        -6.67%   -6.67%   -6.67%
Total Top 30 Plants        -6.67%   -6.67%   -6.67%

As % of Total Plants
 Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As% of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

                             BCT International, Inc.

                           Financial History Analysis

                                                               [LOGO] CAPITALINK

                                                        Smart Investment Banking

 Comparative Summary Income Statements
($ in thousands except per share)

                                                                                                          for 6 months ended
                                                              for years ended February 28/29,                  August 31,
                                                      -------------------------------------------------   ------------------
                                                        1997      1998      1999      2000       2001       2000      2001
                                                      -------------------------------------------------    -----------------
Royalties and Franchise Fees                          $ 4,852   $ 4,921   $ 5,356   $  5,394   $  5,267    $2,757   $2,614
Paper and Printing Sales                               10,118    11,734    12,817     13,881     13,424     6,911    6,385
Sales of Franchises                                        40        44        87         27         46        24       22
Other Fees                                                 --        --        --         --        262       169      173
                                                      -------------------------------------------------    ---------------
                                      Total Revenue   $15,010    16,699    18,260     19,302     18,999     9,861    9,194
                                                      -------------------------------------------------    ---------------
Cost of Paper and Printing Sales                        8,823     9,857    10,939     11,574     11,605     5,877    5,527
Selling, General & Administrative                       5,820     4,171     4,290     16,619      6,455     2,553    3,240
Depreciation and Amortization                             247       199       186        189        232       101      114
                                                      -------------------------------------------------    ---------------
                           Total Operating Expenses    14,890    14,227    15,415     18,382     18,292     8,531    8,881
                                                      -------------------------------------------------    ---------------
                            Operating Income (Loss)       120     2,472     2,845        920        707     1,330      313

Interest Income (Expense)                                 206       321       340        336        381       100      139
Other Income (Expense)                                     --         2         6        952         49        --       --
                                                      -------------------------------------------------    ---------------
                              Pre-Tax Income (Loss)       326     2,795     3,191      2,208      1,137     1,430      452
Income Tax (Benefit)                                       54       986       690        837        442       557      176
                                                      -------------------------------------------------    ---------------
   Income (Loss) from Continuing Operations               272     1,809     2,501      1,371        695       873)     276

Discontinued Operations, net of Taxes                    (657)     (244)     (327)      (357)       (31)      (31)      --
                                                      -------------------------------------------------    ---------------
                                  Net Income (Loss)   $  (385)  $ 1,565   $ 2,174   $  1,014   $    664    $  842   $  276
                                                      =================================================    ===============
Property & Equipement Depreciation & Amortization     $   221   $   173   $   160   $    163   $    206    $   87   $  100
Total Depreciation & Amortization                     =================================================    ===============
                                                      $   247   $   199   $   186   $    189   $    232    $  101   $  114
Capital Expenditures, net of Disposals (CAPEX, net)   =================================================    ===============
                                                      $   240   $    88   $    82   $    262   $    150    $  132   $   51
                                                      =================================================    ===============
Basic Earnings Per Share:
   From Continuing Operations                         $  0.05   $  0.35   $  0.47   $   0.26   $   0.13    $ 0.17   $ 0.05
                                                      =================================================    ===============
   From Extraordinary Items                           $ (0.13)  $ (0.05)  $ (0.06)  $   0.07)  $  (0.01)   $(0.01)  $   --
                                                      -------------------------------------------------    ---------------
   Net Income (Loss)                                  $ (0.08)  $  0.30   $  0.41   $   0.19   $   0.13    $ 0.16   $ 0.05
                                                      =================================================    ===============
Weighted Average Shares Outstanding (thousands)         5,018   $ 5,230   $ 5,323      5,257      5,214     5,231   $5,124
                                                      =================================================    ===============
Diluted Earnings Per Share:
   From Continuing Operations                         $  0.05   $  0.33   $  0.45$  $   0.25   $   0.13    $ 0.17   $ 0.05
                                                      =================================================    ===============
   From Extraordinary Items                           $ (0.13)  $  0.33   $  0.28   $   0.39   $   0.19    $ 0.13   $ 0.16
                                                      =================================================    ===============
   Net Income (Loss)                                  $ (0.08)  $ (0.04)  $ (0.06)  $  (0.07)  $  (0.01)   $(0.01)  $   --
                                                      =================================================    ===============
Weighted Average Shares Outstanding (thousands)         5,018     5,540     5,596      5,388      5,235     5,246    5,124
                                                      =================================================    ===============

--------------------------------------------------------------------------------

                                                                        LTM
                                                                     August 31,
                                                                     ----------
                                                                       2001
                                                                     ----------
Royalties and Franchise Fees                                           $ 5,124
Paper and Printing Sales                                                12,898
Sales of Franchises                                                         44
Other Fees                                                                 266
                                                                       -------
                                                     Total Revenue      18,332
                                                                       -------
Cost of Paper and Printing Sales                                        11,255
Selling, General & Administrative                                        7,142
Depreciation and Amortization                                              245
                                                                       -------
                                          Total Operating Expenses      18,642
                                                                       -------
                                           Operating Income (Loss)        (310)

 Interest Income (Expense)                                                 420
 Other Income (Expense)                                                     49
                                                                       -------
                                             Pre-tax Income (Loss)         159
 Income Tax (Benefit)                                                       61
                                                                       -------
           Income (Loss) from Continuing Operations                         98

 Discontinued Operations, net of Taxes                                      --
                                                                       -------
                                                 Net Income (Loss)     $    98
                                                                       =======
Property & Equipement Depreciation & Amortization                      $   219
                                                                       =======
Total Depreciation & Amortization                                      $   245
                                                                       =======
Capital Expenditures, net of Disposals (CAPEX, net)                    $    69
                                                                       =======
Basic Earnings Per Share:
   From Continuing Operations                                          $  0.01
                                                                       =======
   From Extraordinary Items                                            $    --
                                                                       =======
   Net Income (Loss)                                                   $  0.02
                                                                       =======
Weighted Average Shares Outstanding (thousands)
Diluted Earnings Per Share:
   From Continuing Operations                                          $  0.01
                                                                       =======
   From Extraordinary Items                                            $    --
                                                                       =======
   Net Income (Loss)                                                   $  0.02
                                                                       =======
Weighted Average Shares Outstanding (thousands)
--------------------------------------------------------------------------------

Sources of information: Company Financial Statements and Management

Common Sized Summary Income Statements

                                                                                              for 6 months ended       LTM
                                                         for years ended February 28/29,          August 31,       August 31,
                                                      -------------------------------------   ------------------   ----------
                                                       1997    1998    1999    2000    2001     2000      2001         2001
                                                      -------------------------------------   ------------------   ----------
Royalties and Franchise Fees                           32.3%   29.5%   29.3%   27.9%   27.7%    28.0%      28.4%       28.0%
Paper and Printing Sales                               67.4%   70.3%   70.2%   71.9%   70.7%    70.1%      69.4%       70.4%
Sales of Franchises                                     0.3%    0.3%    0.5%    0.1%    0.2%     0.2%       0.2%        0.2%
Other Fees                                              0.0%    0.0%    0.0%    0.0%    1.4%     1.7%       1.9%        1.5%
                                                      --------------------------------------   ----------------       -----
                                      Total Revenue   100.0%  100.0%  100.0%  100.0%  100.0%   100.0%     100.0%      100.0%
                                                      --------------------------------------   ----------------       -----

Cost of Paper and Printing Sales                       58.8%   59.0%   59.9%   60.0%   61.1%    59.6%      60.1%       61.4%
Selling, General & Administrative                      38.8%   25.0%   23.5%   34.3%   34.0%    25.9%      35.2%       39.0%
Depreciation and Amortization                           1.6%    1.2%    1.0%    1.0%    1.2%     1.0%       1.2%        1.3%
                                                      --------------------------------------   ----------------       -----
                           Total Operating Expenses    99.2%   85.2%   84.4%   95.2%   96.3%    86.5%      96.6%      101.7%
                                                      --------------------------------------   ----------------       -----
                            Operating Income (Loss)     0.8%   14.8%   15.6%    4.8%    3.7%    13.5%       3.4%       -1.7%

Interest Income (Expense)                               1.4%    1.9%    1.9%    1.7%    2.0%     1.0%       1.5%        2.3%
Other Income (Expense)                                  0.0%    0.0%    0.0%    4.9%    0.3%     0.0%       0.0%        0.3%
                                                      --------------------------------------   ----------------       -----
                              Pre-tax Income (Loss)     2.2%   16.7%   17.5%   11.4%    6.0%    14.5%       4.9%        0.9%
Income Tax (Benefit)                                    0.4%    5.9%    3.8%    4.3%    2.3%     5.6%       1.9%        0.3%
                                                      --------------------------------------   ----------------       -----
           Income (Loss) from Continuing Operations     1.8%   10.8%   13.7%    7.1%    3.7%     8.9%       3.0%        0.5%

Discontinued Operations, net of Taxes                  -4.4%   -1.5%   -1.8%   -1.8%   -0.2%    -0.3%       0.0%        0.0%
                                                      --------------------------------------   ----------------       -----
                                  Net Income (Loss)    -2.6%    9.4%   11.9%    5.3%    3.5%     8.5%       3.0%        0.5%
                                                      ======================================   ================       =====
Property & Equiptment Depreciation & Amortization       1.5%    1.0%    0.9%    0.8%    1.1%     0.9%       1.1%        1.2%
                                                      ======================================   ================       =====
Total Depreciation & Amortization                       1.6%    1.2%    1.0%    1.0%    1.2%     1.0%       1.2%        1.3%
                                                      ======================================   ================       =====
Capital Expenditures, net of Disposals (CAPEX, net)     1.6%    0.5%    0.4%    1.4%    0.8%     1.3%       0.6%        0.4%
                                                      ======================================   ================       =====

--------------------------------------------------------------------------------
Sources of Information: Company Financial Statements and Management

Comparative Summary Balance Sheets

($ in thousands, except per share)

                                                            as of February 28/29,                 as of August 31,
                                               -----------------------------------------------   ------------------
Assets                                           1997      1998      1999      2000      2001      2000      2001
                                               -----------------------------------------------   ------------------
Current Assets
   Cash & Equivalents                          $   314   $   989   $ 1,143   $ 1,906   $ 1,799   $ 1,316   $ 3,170
   Accounts and Notes Receivable, net            1,641     2,418     3,252     3,293     3,568     3,100     2,043
   Inventory                                     2,468     2,354     2,122     2,359     2,352     2,648     2,375
   Deferred Income Taxes                           312       919       476       482       321       408       321
   Prepaid & Other                                 523       950     1,281       408       134       351       261
                                               -----------------------------------------------   -----------------
                        Total Current Assets     5,258     7,630     8,274     8,448     8,174     7,823     8,170

Property & Equipment                             1,437     1,331     1,442     1,633     1,707     1,690     1,759
Less Accumulated Depreciation                     (675)     (794)     (982)   (1,104)   (1,234)   (1,119)   (1,336)
                                               -----------------------------------------------    ----------------
                   Property & Equipment, net       762       537       460       529       473       571       423
Accounts and Notes Receivable, net               3,209     5,376     6,052     7,275     6,362     7,635     6,511
Deferred Income Taxes                            1,569       214       246       722       925       819       809
Intangible Assets, net                             337       311       284       258       232       245       219
Other Assets                                        94        89        90        89        24        24        24
                                               -----------------------------------------------   -----------------
                                               $11,229   $14,157   $15,406   $17,321   $16,190   $17,117   $16,156
                                               ===============================================   =================
Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                            $ 1,032   $ 1,264   $   844   $ 1,111   $   597   $   950   $   286
   Accrued Expenses                                291       777       753     1,349       403       604       563
   Interest Bearing Debt                            49       105       113       104        86       104        86
   Interest Bearing Debt, Affiliates                --        --        --        --        --        --        --
   Other                                           272       339       311       218       167       218       167
                                               -----------------------------------------------   -----------------
                   Total Current Liabilities     1,644     2,485     2,021     2,782     1,253     1,876     1,102

Long Term Interest Bearing Debt                    215       539       433       330       236       271       194
Long Term Interest Bearing Debt, Affiliates         --        --        --        --        --        --        --
Other Long Term                                     --        --        --       453       417       372       320
                                               -----------------------------------------------   -----------------
                           Total Liabilities     1,859     3,024     2,454     3,565     1,906     2,519     1,616

Stockholders' Equity
   Preferred Stock                                  60        60        60        --        --        --        --
   Common Stock                                    216       223       230       233       233       233       233
   Paid in Capital                              12,056    12,254    12,506    12,597    12,597    12,597    12,605
   Accumulated Earnings (Deficit)               (2,403)     (845)    1,322     2,334     2,998     3,176     3,274
   Treasury Stock                                 (559)     (559)   (1,166)   (1,408)   (1,544)   (1,408)   (1,572)
                                               -----------------------------------------------   -----------------
                  Total Stockholders' Equity     9,370    11,133    12,952    13,756    14,284    14,598    14,540
                                               -----------------------------------------------   -----------------
                                               $11,229   $14,157   $15,406   $17,321   $16,190   $17,117   $16,156
                                               ===============================================   =================
Net Working Capital                            $ 3,614   $ 5,145   $ 6,253   $ 5,666   $ 6,921   $ 5,947   $ 7,068
                                               ===============================================   =================
Book Value per Share                           $  1.73   $  2.00   $  2.25   $  2.36   $  2.45   $  2.51   $  2.49
                                               ===============================================   =================

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Common Sized Summary Balance Sheets

                                                         as of February 28/29,           as of August 31,
                                                 -------------------------------------   ----------------
Assets                                            1997    1998    1999    2000    2001    2000      2001
                                                 -------------------------------------   ----------------
Current Assets
   Cash & Equivalents                              2.8%    7.0%    7.4%   11.0%   11.1%     7.7%    19.6%
   Accounts and Notes Receivable, net             14.6%   17.1%   21.1%   19.0%   22.0%    18.1%    12.6%
   Inventory                                      22.0%   16.6%   13.8%   13.6%   14.5%    15.5%    14.7%
   Deferred Income Taxes                           2.8%    6.5%    3.1%    2.8%    2.0%     2.4%     2.0%
   Prepaid & Other                                 4.7%    6.7%    8.3%    2.4%    0.8%     2.1%     1.6%
                                                 -------------------------------------    ---------------
                          Total Current Assets    46.8%   53.9%   53.7%   48.8%   50.5%    45.7%    50.6%

Property & Equipment                              12.8%    9.4%    9.4%    9.4%   10.5%     9.9%    10.9%
Less Accumulated Depreciation                     -6.0%   -5.6%   -6.4%   -6.4%   -7.6%    -6.5%    -8.3%
                                                 -------------------------------------    ---------------
                     Property & Equipment, net     6.8%    3.8%    3.0%    3.1%    2.9%     3.3%     2.6%
Accounts and Notes Receivable, net                28.6%   38.0%   39.3%   42.0%   39.3%    44.6%    40.3%
Deferred Income Taxes                             14.0%    1.5%    1.6%    4.2%    5.7%     4.8%     5.0%
Intangible Assets, net                             3.0%    2.2%    1.8%    1.5%    1.4%     1.4%     1.4%
Other Assets                                       0.8%    0.6%    0.6%    0.5%    0.1%     0.1%     0.1%
                                                 -------------------------------------    ---------------
                                                 100.0%  100.0%  100.0%  100.0%  100.0%   100.0%   100.0%
                                                 =====================================    ===============
Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                                9.2%    8.9%    5.5%    6.4%    3.7%     5.6%     1.8%
   Accrued Expenses                                2.6%    5.5%    4.9%    7.8%    2.5%     3.5%     3.5%
   Interest Bearing Debt                           0.4%    0.7%    0.7%    0.6%    0.5%     0.6%     0.5%
   Interest Bearing Debt, Affiliates               0.0%    0.0%    0.0%    0.0%    0.0%     0.0%     0.0%
   Other                                           2.4%    2.4%    2.0%    1.3%    1.0%     1.3%     1.0%
                                                 -------------------------------------    ---------------
                     Total Current Liabilities    14.6%   17.6%   13.1%   16.1%    7.7%    11.0%     6.8%

Long Term Interest Bearing Debt                    1.9%    3.8%    2.8%    1.9%    1.5%     1.6%     1.2%
Long Term Interest Bearing Debt, Affiliates        0.0%    0.0%    0.0%    0.0%    0.0%     0.0%     0.0%
Other Long Term                                    0.0%    0.0%    0.0%    2.6%    2.6%     2.2%     2.0%
                                                 -------------------------------------    ---------------
                             Total Liabilities    16.6%   21.4%   15.9%   20.6%   11.8%    14.7%    10.0%

Stockholders' Equity
   Preferred Stock                                 0.5%    0.4%    0.4%    0.0%    0.0%     0.0%     0.0%
   Common Stock                                    1.9%    1.6%    1.5%    1.3%    1.4%     1.4%     1.4%
   Paid in Capital                               107.4%   86.6%   81.2%   72.7%   77.8%    73.6%    78.0%
   Accumulated Earnings (Deficit)                -21.4%   -6.0%    8.6%   13.5%   18.5%    18.6%    20.3%
   Treasury Stock                                 -5.0%   -3.9%   -7.6%   -8.1%   -9.5%    -8.2%    -9.7%
                                                 -------------------------------------    ---------------
                    Total Stockholders' Equity    83.4%   78.6%   84.1%   79.4%   88.2%    85.3%    90.0%
                                                 -------------------------------------    ---------------
                                                 100.0%  100.0%  100.0%  100.0%  100.0%   100.0%   100.0%
                                                 =====================================    ===============
Net Working Capital                               32.2%   36.3%   40.6%   32.7%   42.7%    34.7%    43.7%
                                                 =====================================    ===============

-------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Financial Analysis

($ in thousands, except per share)

                                                                                                  as of & for 6     as of & for
                                                                                                   months ended         LTM
                                                     as of & for years ended February 28/29,        August 31,       August 31,
                                              -----------------------------------------------   -----------------   -----------
                                                1997      1998      1999      2000      2001      2000      2001       2001
                                              -----------------------------------------------   -----------------   -----------
Financial Review
   Revenue                                    $15,010   $16,699   $18,260   $19,302   $18,999   $ 9,861   $ 9,194     $18,332
   Paper and Printing Sales Gross Margin      $ 1,295   $ 1,877   $ 1,878   $ 2,307   $ 1,819   $ 1,034   $   858     $ 1,643
   Operating Income                           $   120   $ 2,472   $ 2,845   $   920   $   707   $ 1,330   $   313     $  (310)
   Pre-tax Income (Loss)                      $   326   $ 2,795   $ 3,191   $ 2,208   $ 1,137   $ 1,430   $   452     $   159
   Profit (Loss) from Continuing Operations   $   272   $ 1,809   $ 2,501   $ 1,371   $   695   $   873   $   276     $    98
   Net Income (Loss)                          $  (385)  $ 1,565   $ 2,174   $ 1,014   $   664   $   842   $   276     $    98
   Earnings before Interest & Taxes (EBIT)    $   120   $ 2,474   $ 2,851   $ 1,872   $   756   $ 1,330   $   313     $  (261)
   Earnings before Interest, Tax, Deprec &    $   367   $ 2,673   $ 3,037   $ 2,061   $   988   $ 1,431   $   427     $   (16)
   Amort (EBITDA)
   Basic Earnings Per Share                   $ (0.08)  $  0.30   $  0.41   $  0.19   $  0.13   $  0.16   $  0.05     $  0.02
   Diluted Earnings Per Share                 $ (0.08)  $  0.28   $  0.39   $  0.19   $  0.13   $  0.16   $  0.05     $  0.02
   Total Assets                               $11,229   $14,157   $15,406   $17,321   $16,190   $17,117   $16,156     $16,156
   Net Worth                                  $ 9,370   $11,133   $12,952   $13,756   $14,284   $14,598   $14,540     $14,540
   Tangible Net Worth                         $ 9,033   $10,822   $12,668   $13,498   $14,052   $14,353   $14,321     $14,321
   Total Interest Bearing Debt                $   264   $   644   $   546   $   434   $   322   $   375   $   280     $   280
   Net Interest Bearing Debt                  $   (50)  $  (345)  $  (597)  $(1,472)  $(1,477)  $  (941)  $(2,890)    $(2,890)
   Total Capitalization                       $ 9,634   $11,777   $13,498   $14,190   $14,606   $14,973   $14,820     $14,820
   Common Shares Outstanding (thousands)        5,410     5,573     5,753     5,822     5,822     5,822     5,828       5,828
   Book Value per Share                       $  1.73   $  2.00   $  2.25   $  2.36   $  2.45   $  2.51   $  2.49     $  2.49
   Tangible Book Value per Share              $  1.67   $  1.94   $  2.20   $  2.32   $  2.41   $  2.47   $  2.46     $  2.46

Financial Strength
   Quick Ratio                                    1.7       2.1       3.0       2.2       4.6       2.8       5.3         5.3
   Current Ratio                                  3.2       3.1       4.1       3.0       6.5       4.2       7.4         7.4